Exhibit 10.1

EXECUTION VERSION

TRANSACTION AGREEMENT

dated as of
May 6, 2019 by and between
FEDERATED INVESTORS, INC. and
PNC CAPITAL ADVISORS, LLC

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TABLE OF CONTENTS
Page
ARTICLE 1
PURCHASE AND SALE

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE SELLER

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ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE BUYER

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Section 3.01.	Organization and Qualification ....................................................................... 22
Section 3.02.	Corporate Authority ........................................................................................ 23
Section 3.03.	Binding Effect ................................................................................................. 23
Section 3.04.	Governmental Consents and Approvals.......................................................... 23
Section 3.05.	Non-Contravention ......................................................................................... 23
Section 3.06.	Legal Proceedings ........................................................................................... 24
Section 3.07.	No Convictions, Sanctions or other Violations............................................... 24
Section 3.08.	Compliance with Laws ................................................................................... 25
Section 3.09.	Information in Proxy and Consent Solicitation Materials .............................. 25
Section 3.10.	Section 15(f) of the Investment Company Act ............................................... 25
Section 3.11.	Finders’ Fees ................................................................................................... 26
Section 3.12.	Filings ............................................................................................................. 26
Section 3.13.	Financial Wherewithal .................................................................................... 26
Section 3.14.	Registered Investment Advisor ....................................................................... 26
Section 3.15.	Buyer Funds .................................................................................................... 26
Section 3.16.	No Other Representations and Warranties ...................................................... 29 ARTICLE 4 COVENANTS OF THE SELLER
Section 4.01.	Conduct of the Business.................................................................................. 30
Section 4.02.	Access to Information ..................................................................................... 32
Section 4.03.	Non-Hire; Non-Competition ........................................................................... 33
Section 4.04.	Termination of Existing Agreements .............................................................. 35
Section 4.05.	Confidentiality ................................................................................................ 35
Section 4.06.	Exclusivity ...................................................................................................... 36
Section 4.07.	Covenants with Respect to Money Market Fund Fund Mergers .................... 36
Section 4.08.	Acknowledgement by the Seller and Parent ................................................... 40 ARTICLE 5 COVENANTS OF THE BUYER
Section 5.01.	Trademarks; Tradenames ................................................................................ 41
Section 5.02.	Access to Information ..................................................................................... 42
Section 5.03.	Acknowledgement by the Buyer ..................................................................... 42 ARTICLE 6 COVENANTS OF THE PARTIES
Section 6.01.	Commercially Reasonable Efforts; Further Assurances ................................. 44
Section 6.02.	Public Announcements ................................................................................... 44
Section 6.03.	Fund and Advisory Contract Consents ........................................................... 45
Section 6.04.	Section 15(f).................................................................................................... 47
Section 6.05.	Client Consents ............................................................................................... 48

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Section 6.06.	Required Share Redemption ........................................................................... 50
Section 6.07.	Certain Post-Closing Filings .......................................................................... 51
Section 6.08.	Prospectus and Statement of Additional Information Supplements ............... 51
Section 6.09.	Notices of Certain Events ............................................................................... 52
Section 6.10.	Pro-Ration ..................................................................................................... 53
Section 6.11.	Post-Signing Revisions to Exhibits B-1, B-2 and B-3 .................................... 53
Section 6.12.	Holdings in Buyer Funds ................................................................................ 53 ARTICLE 7 TRANSFER TAX AND BULK SALES MATTERS
Section 7.01.	Transfer Taxes ................................................................................................ 54
Section 7.02.	Bulk Sales Laws ............................................................................................. 54
Section 7.03.	Tax Returns .................................................................................................... 54 ARTICLE 8 EMPLOYEE MATTERS AND BENEFITS
Section 8.01.	Identified Employees ..................................................................................... 55
Section 8.02.	Employee Matters .......................................................................................... 55
Section 8.03.	No Amendment; No Third-Party Beneficiaries .............................................. 56 ARTICLE 9 CONDITIONS TO CLOSING
Section 9.01.	Conditions to Obligations of the Parties ......................................................... 56
Section 9.02.	Conditions to Obligation of the Buyer ............................................................ 57
Section 9.03.	Conditions to Obligation of the Seller ............................................................ 58
Section 9.04.	Existence of Certain Conditions at the Closing .............................................. 59
Section 9.05.	Frustration of Closing Conditions .................................................................. 59 ARTICLE 10 SURVIVAL; INDEMNIFICATION
Section 10.01.	Survival ......................................................................................................... 59
Section 10.02.	Indemnification by the Seller and Parent ........................................................ 60
Section 10.03.	Indemnification by the Buyer ......................................................................... 61
Section 10.04.	Indemnification Procedure for Third-Party Claims ........................................ 62
Section 10.05.	Indemnification Procedures for Non-Third-Party Claims .............................. 63
Section 10.06.	Tax Claims ..................................................................................................... 64

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Section 10.07.	Calculation of Indemnity Payments ................................................................ 64
Section 10.08.	Characterization of Indemnification Payments .............................................. 65
Section 10.09.	Assignment of Claims .................................................................................... 65 ARTICLE 11 TERMINATION
Section 11.01.	Grounds for Termination ................................................................................ 65
Section 11.02.	Effect of Termination ..................................................................................... 66 ARTICLE 12 MISCELLANEOUS
Section 12.01.	Notices ........................................................................................................... 66
Section 12.02.	Amendments and Waivers .............................................................................. 68
Section 12.03.	Expenses ........................................................................................................ 68
Section 12.04.	Successors and Assigns.................................................................................. 69
Section 12.05.	Governing Law .............................................................................................. 69
Section 12.06.	Jurisdiction .................................................................................................... 69
Section 12.07.	WAIVER OF JURY TRIAL ........................................................................... 69
Section 12.08.	Counterparts; Effectiveness; Third Party Beneficiaries .................................. 70
Section 12.09.	Entire Agreement ........................................................................................... 70
Section 12.10.	Severability .................................................................................................... 70
Section 12.11.	Disclosure Schedules ..................................................................................... 70
Section 12.12.	Specific Performance ..................................................................................... 71
Section 12.13.	Limited Recourse ........................................................................................... 71
Section 12.14.	Fiduciary Duties ............................................................................................. 71 TABLE OF SCHEDULES AND EXHIBITS
Appendix A	Defined Terms
Schedule A	Sample Calculation of Cash Solutions Payment
Schedule B	List of Funds and Advisory Accounts
Schedule C	Business Material Adverse Effect
Schedule D	Current Net Assets
Schedule E	Persons with Knowledge
Schedule 1.01(b)(ii)     Assigned Contracts
Schedule 1.01(b)(iv)     Assigned Intellectual Property
Schedule 1.02     Fund Mergers

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Schedule 2.09(b)     Identified Employees

Schedule 4.01(a)	Conduct of Business - Permitted Actions
Schedule 4.07	Covenants with Respect to Money Market Fund Mergers
Schedule 5.01	Seller Marks
Schedule 6.05(a)(i)	Affirmative Consents
Schedule 6.05(a)(ii)	Negative Consents
Schedule 6.10	Pro-Ration of Income and Expenses
Schedule 9.02(j)	Pre-Closing Deliveries
Schedule 9.04	Additional Closing Conditions
Exhibit A	Form of Assignment and Assumption Agreement
Exhibit B-1	Form of Affirmative Consent Notice
Exhibit B-2	Form of Negative Consent Notice
Exhibit B-3	Form of Follow-Up Consent Notice
Exhibit C-1          Form of Fund Reorganization Agreement (Shell Fund Reorganizations)
Exhibit C-2          Form of Fund Reorganization Agreement (Money Market Fund
              Reorganizations)
Exhibit C-3          Form of Fund Reorganization Agreement (Fluctuating NAV Fund
              Reorganizations)

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TRANSACTION AGREEMENT
This TRANSACTION AGREEMENT (this “Agreement”), dated as of May 6, 2019, is being entered into by and between Federated Investors, Inc., a Pennsylvania corporation (the “Buyer”), and PNC Capital Advisors, LLC, a Delaware limited liability company (the “Seller” and together with the Buyer, the “Parties”). PNC Bank, N.A. (“Parent”), the parent of the Seller, also joins as a Party to this Agreement solely for purposes of the portions of this Agreement identified on the signature page hereto. Capitalized terms used in this Agreement shall have the meanings ascribed to them in Appendix A to this Agreement.
W I T N E S S E T H:
WHEREAS, the Seller is engaged in the business of (a) sponsoring, distributing, and serving as investment advisor to the Funds (the “Fund Business”), and (b) serving as investment advisor and manager of the Advisory Accounts (the “Advisory Business” and together with the Fund Business, the “Business”), which Business is comprised of the Additional Funds Business, the Cash Solutions Business, the International Equity Business and the Select/Structured Equity Business (each, a “Business Segment”); and
WHEREAS, (a) the Seller desires to sell to the Buyer (or one or more advisory Subsidiaries of the Buyer designated by the Buyer), and the Buyer desires to purchase from the Seller, the Acquired Assets and the Buyer (through one or more designated advisory Subsidiaries of the Buyer) is willing to assume the Assumed Liabilities (the Transactions contemplated in this clause (a) are referred to collectively as the “Purchase and Sale”), and (b) to effect the Transactions, the Parties desire to cooperate to obtain the Client Consents and satisfy the Applicable Requirements with respect to the Fund Mergers, in each case, upon the terms and subject to the conditions set forth in this Agreement and the applicable Fund Reorganization Agreements.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:
ARTICLE 1
PURCHASE AND SALE
Section 1.01. Purchase and Sale.
(a)General. Upon the terms and subject to the conditions of this Agreement, the Seller agrees to sell to the Buyer (or one or more designated advisory Subsidiaries of the Buyer), and the Buyer agrees to purchase (through one or more designated advisory Subsidiaries of the Buyer) from the Seller, the Acquired Assets at the Closing, free and clear of any Encumbrances (other than Permitted Encumbrances). The aggregate consideration (the “Purchase Price”) for the Transactions shall be an amount equal to the sum of (i) a fixed payment as of Closing equal to $37,037,000 (the “Fixed Upfront Payment”) plus (ii) the Final Cash Solutions Payment, and (iii) the assumption by the Buyer (or one or more designated advisory Subsidiaries of the Buyer) of the Assumed Liabilities.

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(b)Acquired Assets. Subject to the terms and conditions of this Agreement, including Section 9.04, at the Closing, the Seller (and, solely with respect to clause (iv) below, Parent) shall sell, transfer, convey, assign and deliver to the Buyer (or one or more designated advisory Subsidiaries of the Buyer), free and clear of all Encumbrances (other than Permitted Encumbrances), and the Buyer (or one or more designated advisory Subsidiaries of the Buyer) shall purchase and accept from the Seller (and, solely with respect to clause (iv) below, Parent) all of the following rights, properties and assets, in each case to the extent owned by the Seller (or, solely with respect to clause (iv) below, Parent) and legally transferrable, but in each case excluding the Excluded Assets (collectively, the “Acquired Assets”):
(i)    the goodwill of the Business;
(ii)    the Seller’s rights under those Contracts listed on Schedule 1.01(b)(ii) (the “Assigned Contracts”);
(iii)    the Business Records;
(iv)    the Intellectual Property identified on Schedule 1.01(b)(iv) utilized in the International Equity Business (the “Assigned Intellectual Property”); and
(v)    all of the Seller’s rights under warranties, indemnities and similar rights against third parties solely to the extent necessary for the Buyer’s ownership or operation of the Acquired Assets or the Business after the Closing.
(c)Excluded Assets. Except as set forth in Section 1.01(b), the Seller shall not sell, transfer, assign, convey or deliver to the Buyer (or any designated advisory Subsidiary of the Buyer), and the Buyer (nor any designated advisory Subsidiary of the Buyer) will not purchase or accept any rights, properties or assets owned by the Seller or its Affiliates (collectively the “Excluded Assets”), and all such Excluded Assets shall be retained by the Seller and its Affiliates, including any:
(i)    Intellectual Property other than the Assigned Intellectual Property;
(ii)    cash and cash equivalents, securities, receivables and any other assets owned by the Seller or its Affiliates;
(iii)    personal property, real property and any rights under real or personal property leases;
(iv)    rights, recoveries, refunds, counterclaims, rights to offset, choses in actions, rights under all warranties, representations and guarantees made by suppliers of products, materials or equipment or components thereof, other rights and claims (whether known or unknown, matured or unmatured, contingent or accrued) against third parties, in each case relating to the Excluded Assets or Excluded Liabilities;
(v)    rights under any Contracts other than the Assigned Contracts;

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(vi)    Permits;
(vii)    rights under this Agreement or the Ancillary Agreements;
(viii)    any prepaid income or other Taxes of the Seller and any income or other Tax refunds to which the Seller may be or may become entitled; and
(ix)    any rights to the Seller’s or its Affiliates’ Organizational Documents, minute books, stock books, taxpayer identification numbers, Tax Returns and related work papers, Form ADVs and other corporate records (other than Business Records), as well as any attorney-client privileged communications, information or documents belonging to the Seller or its Affiliates.
Section 1.02. The Fund Mergers. Without limitation of the other covenants of the Parties herein, from the execution of this Agreement through the earlier of the Closing or any termination of this Agreement pursuant to Article 11, the Parties shall use commercially reasonable efforts to cause the Fund Mergers to be consummated as set forth on Schedule 1.02 and pursuant to the applicable Fund Reorganization Agreements.
Section 1.03. Liabilities.
(a)Assumed Liabilities. Subject to the terms and conditions of this Agreement, at the Closing, the Buyer (or one or more designated advisory Subsidiaries of the Buyer) shall assume, and thereafter timely pay, discharge and perform in accordance with their terms, (i) all Liabilities of the Seller arising after the Closing under and pursuant to the Assigned Contracts to the extent such Liabilities are to be performed after the Closing, (ii) all Liabilities (including Liabilities for Asset Level Taxes) arising after the Closing in respect of the ownership of the Acquired Assets and the operation of the Business following the Closing, and (iii) all Liabilities arising after the Closing relating to the Transferred Employees arising out of their employment with the Buyer and its Subsidiaries after the Closing Date, and (iv) all post-Closing Liabilities assumed by the Buyer (or a designated advisory Subsidiary of the Buyer) pursuant to Section 8.02 (collectively, the “Assumed Liabilities”).
(b)Excluded Liabilities. Except as and to the extent specifically set forth in Section 1.03(a), the Buyer (nor any designated advisory Subsidiary or Affiliate of the Buyer) will not assume, and the Seller or its Affiliates will retain, any Liabilities of the Seller or its Affiliates, including any Liabilities of the Seller in respect of the Excluded Assets, any Liabilities of the Seller in respect of the Transferred Employees at or prior to the Closing, and any Liabilities (including Liabilities for Asset Level Taxes) in respect of the ownership of the Acquired Assets and the operation of the Business prior to the Closing (collectively, the “Excluded Liabilities”). The Seller shall use commercially reasonable efforts to cause each Fund involved in a Fund Merger to discharge or transfer to the Seller all of its Liabilities, including Liabilities arising from (i) actions, omissions, events or periods of time occurring, (ii) the operation of the Funds, (iii) services provided to the Funds by their respective service providers, or (iv) director/trustee deferred compensation plan Liabilities and any Liabilities arising due to the termination of any Fund Contract, in each case at or prior to the Closing (except, in the case of any Fund being reorganized into a newly created shell

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Buyer Fund, the Stated Liabilities of such Fund, which Stated Liabilities will be assumed by the shell Buyer Fund) (“Pre-Closing Fund Liabilities”).
Section 1.04. Closing.
(a)The closing (the “Closing”) of the Purchase and Sale shall take place by the electronic exchange of documents at 4:00 p.m. (Eastern Time) on a Friday that is no more than five (5) Business Days following the date on which the conditions set forth in Article 9 (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing) have been satisfied or, to the extent permissible, waived by the Party entitled to the benefit of such conditions, or at such other time or place as the Parties may agree.
(b)On the first Business Day following Closing, the Buyer shall deliver to the Seller, by wire transfer of immediately available funds to an account designated by the Seller at least three (3) days in advance of the Closing, a pro rata amount of the Fixed Upfront Payment determined based upon the net assets of the Funds involved in the Fund Mergers (excluding the Funds in the Cash Solutions Business) delivered and for which the Buyer Fund’s custodian or transfer agent shall have provided confirmation of conversion prior to 3:00 p.m. ET on such date, on an aggregate basis, compared to the net assets of such Funds involved in the Fund Mergers (excluding the Funds in the Cash Solutions Business), on an aggregate basis, as such net assets are calculated by the Buyer Funds’ custodian. On each Business Day thereafter, following successful conversion of previously unconverted net assets, as evidenced by confirmation from Buyer Funds’ custodian, the Buyer shall deliver to the Seller, by wire transfer of immediately available funds to the account previously designated by the Seller, an amount equal to the corresponding pro rata portion of the remaining unpaid portion of the Fixed Upfront Payment.
(c)At the Closing:
(i)    the Parties (including Parent) shall duly execute a bill of sale, assignment and assumption agreement substantially in the form attached to this Agreement as Exhibit A (the “Assignment and Assumption Agreement”) to vest in the Buyer (or one or more designated advisory Subsidiaries of the Buyer) all right, title and interest in and to the Acquired Assets and Assumed Liabilities;
(ii)    the Seller shall deliver to the Buyer the Business Records; provided that, for the avoidance of doubt, the Seller shall be permitted to retain copies of the Business Records to the extent (A) required by applicable Laws, regulation or internal compliance policies or (B) relating to or otherwise used in connection with businesses other than the Business (which shall be retained in accordance with Section 4.05);
(iii)    the Parties and their respective Subsidiaries that are a party thereto, if any, shall duly execute and deliver each of the Ancillary Agreements (or cause the Funds to execute the Fund Reorganization Agreements) and cause any certificates, opinions or other items required to be delivered pursuant to such Ancillary Agreements to have been provided;

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(iv)    the Seller shall deliver to the Buyer the certificates referenced in Section 9.02(c);
(v)    the Seller shall execute and deliver to the Buyer an Assumption of NonDischarged Pre-Closing Fund Liabilities in a form to be mutually agreed upon by the Parties;
(vi)    the Buyer shall deliver to the Seller the certificates referenced in Section 9.03(c); and
(vii)    Each Party shall deliver to the other a secretary’s certificate, signed by its duly elected secretary or assistant secretary, certifying and attaching its governing documents, authorizing resolutions for these Transactions and a certificate of good standing dated not more than five (5) Business Days prior to Closing.
Section 1.05. Cash Solutions Payment.
(a)No later than twenty-six (26) days following the Closing Date, the Buyer shall deliver the Cash Solutions Closing Statement to the Seller for review. The Cash Solutions Closing Statement shall (i) specifically and separately identify each element of the Cash Solutions Payment, (ii) if applicable, deduct the amount of any contribution required pursuant to Section 4.07(d)(v), (iii) include all backup calculations reasonably necessary to arrive at the Buyer’s calculation of the Cash Solutions Payment, and (iv) be certified by an authorized officer of the Buyer as having been calculated in accordance with the terms of this Section 1.05(a) and the applicable definitions contained in this Agreement. The Seller shall have three (3) days to review the Cash Solutions Closing Statement and provide comments to the Buyer. The Buyer shall consider any Seller comments in good faith and, if the Buyer accepts any such comments, the Buyer shall deliver a revised Cash Solutions Closing Statement to the Seller on or before the thirtieth (30th) day following the Closing Date. On the thirtieth (30th) day following the Closing Date (or the next Business Day), the Buyer shall pay to the Seller an amount that is equal to the Cash Solutions Payment as set forth in the Cash Solutions Closing Statement, as originally delivered or revised, by wire transfer of immediately available funds to the account designated by the Seller.
(b)To facilitate the Buyer’s preparation of the Cash Solutions Closing Statement, the Seller shall provide to the Buyer no later than five (5) days following the Closing Date a certificate attaching a spreadsheet setting forth for each Fund in the Cash Solutions Business, true and correct amounts of the daily Closing Net Assets of the accounts comprising those Funds for each day in the Measurement Period in a manner consistent with Schedule A.
(c)Each Party shall, and shall cause its Subsidiaries and each Fund or Buyer Fund, as applicable, to, keep true, accurate and complete records in sufficient detail to enable such Party to provide, and enable the other Party to review, the information required under this Section 1.05, and to make, and enable the other Party to review, the calculations contemplated in this Section 1.05. Upon reasonable request by the other Party, each Party also agrees to (A) request that its independent auditors (or the Funds’ or Buyer Funds’ independent auditors, as applicable) make available to the requesting Party and its Representatives copies of such auditors’ work papers, and (B) make available

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to the requesting Party and its Representatives such other back-up materials that the requesting Party may require to make or review the calculations contemplated in this Section 1.05.
(d)If, within fifteen (15) days after payment by the Buyer of the Cash Solutions Payment set forth in the Cash Solutions Closing Statement, the Seller notifies the Buyer in writing that the Seller objects to any element of the calculations contained therein (providing reasonable detail concerning each item in the proposed calculation that the Seller disputes and a reasonable basis for each such dispute), the Parties shall use commercially reasonable efforts to resolve such dispute within thirty (30) days (or any such longer necessary period) of the Seller’s delivery of such notice. If the Seller does not deliver a valid dispute notice to the Buyer within such thirty (30)-day period (or if the Seller waives its right to deliver such a dispute notice in writing), the Buyer’s calculation of the Cash Solutions Payment shall conclusively be deemed final and binding. Upon the Parties resolving all of the disputed items, then the calculation of the Cash Solutions Payment shall be revised to reflect such resolution, and as so revised shall become final, conclusive and binding.
(e)In the event that the Parties are unable to resolve such dispute within thirty (30) days and the amount in dispute exceeds $100,000, the Parties shall jointly cause independent accountants of nationally recognized standing reasonably satisfactory to the Parties (who shall not have any material relationship with the Buyer, the Seller or any of their respective Affiliates) (the “Independent Expert”) promptly to resolve the disputed items. The Independent Expert shall base its determination solely on written submissions by the Parties and the terms of this Agreement and not on an independent review. The Parties shall make available to the Independent Expert all relevant books and records and other items reasonably requested by the Independent Expert. As promptly as practicable, but in no event later than forty-five (45) days after its retention, the Independent Expert shall deliver to the Parties a report that sets forth its resolution of the disputed items; provided, however, that the Independent Expert may not assign a value to any individual item greater than the greatest value for such item claimed by the Buyer, on the one hand, and the Seller, on the other hand, nor less than the smallest value for such item claimed by the Buyer, on the one hand, and the Seller, on the other hand. The decision of the Independent Expert shall be final, conclusive and binding on the Parties. Upon receipt of such decision, the calculation of the Cash Solutions Payment shall be revised to reflect such decision, and as so revised shall become final, conclusive and binding. The costs and expenses of the Independent Expert shall be allocated equally (50/50) between the Buyer, on the one hand, and the Seller, on the other hand.
(f)If the calculation provided for in Section 1.05(d) or Section 1.05(e) yields a Final Cash Solutions Payment that is greater than the Cash Solutions Payment previously made, then within three (3) Business Days after the final determination of such calculation, the Buyer shall pay to the Seller an amount that is equal to (A) the Final Cash Solutions Payment, minus (B) the Cash Solutions Payment previously made (in each case, if applicable, deducting the amount of any contribution required pursuant to Section 4.07(d)(v)).
(g)If the calculation provided for in Section 1.05(d) or Section 1.05(e) yields a Final Cash Solutions Payment that is less than the Cash Solutions Payment previously made, then within three (3) Business Days after the final determination of such calculation, the Seller shall pay to the Buyer an amount that is equal to (A) the Cash Solutions Payment previously made, minus (B) the

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Final Cash Solutions Payment (in each case, if applicable, deducting the amount of any contribution required pursuant to Section 4.07(d)(v)).
(h)Any amounts payable pursuant to this Section 1.05 shall be payable by wire transfer of immediately available funds to the account designated by either (i) the Seller as contemplated in Section 1.04(b) or (ii) the Buyer, by notice to the Seller, which notice shall be delivered not later than three (3) Business Days prior to the date on which such payment is due.
(i)SUBJECT TO THE FOLLOWING SENTENCE OF THIS Section 1.05(i), FOLLOWING THE FINAL PAYMENT MADE PURSUANT TO AND IN ACCORDANCE WITH THIS Section 1.05(i), THEN THE CASH SOLUTIONS PAYMENT OR FINAL CASH SOLUTIONS PAYMENT (AS APPLICABLE) SHALL BE FINAL AND BINDING AND THE SELLER AND THE BUYER AGREE THAT THEY SHALL HAVE WAIVED ANY AND ALL CAUSES OF ACTIONS, DEMANDS, OR OTHER CLAIMS (WHETHER AT LAW, IN EQUITY, FOR TORT, BREACH OF CONTRACT, FRAUD, OR OTHERWISE) WITH
RESPECT TO THE CALCULATION, DETERMINATION OF AMOUNT AND PAYMENT OF THE CASH SOLUTIONS PAYMENT OR FINAL CASH SOLUTIONS PAYMENT (AS APPLICABLE) AND NEITHER PARTY SHALL HAVE ANY FURTHER OBLIGATION OR OTHER LIABILITY WITH RESPECT TO THE CALCULATION. NOTWITHSTANDING THE FOREGOING, NOTHING IN THE FOREGOING SENTENCE IS INTENDED TO, OR SHALL, WAIVE ANY RIGHT OF A PARTY TO BRING A CAUSE OF ACTION/CLAIM FOR BREACH OF CONTRACT AGAINST THE OTHER PARTY WITHIN TWO (2) YEARS AFTER THE APPLICABLE PAYMENT WAS DUE IF THAT PARTY REASONABLY, AND IN GOOD FAITH, BELIEVES OR DETERMINES THAT THE AMOUNT OF PAYMENT WAS INACCURATE OR THAT THE FULL AMOUNT OF ANY PAYMENT WAS NOT MADE AS REQUIRED PURSUANT TO THE TERMS OF THIS AGREEMENT DUE TO MANIFEST ERROR OR THE INTENTIONAL BREACH, WILLFUL MISCONDUCT OR WRONGFUL/IMPROPER ACT OR OMISSION OF THE OTHER PARTY.
Section 1.06. Purchase Price Allocation.
(a)As soon as practicable (but in any event within ninety (90) days) after the Closing, the Buyer shall prepare and deliver to the Seller for review an initial allocation statement allocating the Purchase Price in accordance with Section 1060 of the Code. The Seller will have the opportunity to review each draft allocation statement provided by the Buyer and provide written notice of objections to the Buyer within thirty (30) days after receiving the draft allocation statement. If the Seller fails to deliver a written notice of objection within such thirty (30)-day period, the Buyer’s draft allocation statement shall be final and binding and not subject to further dispute. If the Seller delivers a written notice of objection to the Buyer in a timely manner, the Seller and the Buyer shall work in good faith to resolve such objections. Upon such dispute being resolved, the amounts agreed to by the Buyer and the Seller shall be final and binding. The allocation statement as and if finally agreed to by the Buyer and Seller is referred to herein as the “Allocation Statement”.
(b)The Parties shall file all Tax Returns (including IRS Form 8594, if required) in a manner consistent with any mutually agreed upon Allocation Statement as determined pursuant to Section 1.06(a), and no Party shall (or shall permit any Affiliate) take a position on any Tax Return, before any Taxing Authority or in any Tax Legal Proceeding that is in any manner inconsistent with

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the Allocation Statement, unless specifically required pursuant to a final determination under Section 1313 of the Code or similar provision under foreign, state or local Law. The Parties will promptly advise each other of the existence of any Tax Claim related to the Allocation Statement.
Section 1.07. Withholding Taxes. The Buyer shall be entitled to deduct and withhold from payments of the Purchase Price all Taxes that the Buyer may be required to deduct and withhold under any provisions of applicable Law related to Taxes. All such withheld amounts, to the extent paid to the proper Taxing Authority, shall be treated as delivered to the Seller hereunder.
ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE SELLER
Subject to Section 12.11, the Seller represents and warrants to the Buyer as follows:
Section 2.01. Organization and Qualification. Each of the Seller and Parent is a legal entity duly organized, validly existing and, to the extent such concept is relevant in the applicable jurisdiction, in good standing under the Laws of its jurisdiction of organization. To the extent relating to the Business or the ability of the Seller or Parent to enter into or consummate the Transactions: (a) each of the Seller and Parent has the requisite corporate or other similar power and authority to carry on its business as conducted as of the date of this Agreement and to own, lease and operate all of its properties and assets, in all material respects as conducted, owned, leased or operated as of the date of this Agreement, and (b) each of the Seller and Parent is duly qualified to do business in each jurisdiction in which the nature of its business or the character or location of the properties and assets owned, leased or operated by it makes such qualification necessary other than any failure to be so qualified that would not, individually or in the aggregate, reasonably be expected to have a Business Material Adverse Effect.
Section 2.02. Corporate Authority. Each of the Seller and Parent has full corporate or other similar power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to which it is or will be a party and to perform its obligations under this Agreement and thereunder and to consummate the Transactions. The execution, delivery and performance by each of the Seller and Parent of this Agreement and each Ancillary Agreement to which it is or will be a party, and each of the Transactions, have been duly and validly authorized and no additional corporate or shareholder authorization or consent is required in connection with the execution, delivery and performance by the Seller or Parent of this Agreement and each Ancillary Agreement to which it is or will be a party or any of the Transactions.
Section 2.03. Binding Effect. Assuming the due authorization, execution and delivery of this Agreement and the Ancillary Agreements by the Buyer (or, in the case of the Ancillary Agreements, a Subsidiary of the Buyer), this Agreement constitutes, and each Ancillary Agreement when executed and delivered will constitute, a valid and legally binding obligation of the Seller and Parent enforceable against the Seller and Parent in accordance with its terms, subject (in the case of enforceability) to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
Section 2.04. Governmental Consents and Approvals. Except for the approval of the Fund Mergers by the Fund Board, the effectiveness of the Buyer Fund Proxy on Form N-14 described in Section 6.03(a)(iv), any notices to holders of the outstanding shares of each Fund as required

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under applicable Law, the approval by the holders of a majority of the outstanding shares of each Fund and obtaining Client Consents, none of the Seller, its Affiliates or any Fund are required to obtain any authorization, waiver, consent or approval of, make any filing or registration with, or give any notice to, any Government Entity, the shareholders or trustees or directors of the Funds, any Client or any other Person, or to obtain any Permit in connection with the execution, delivery and performance by the Seller of this Agreement or the execution, delivery and performance by the Seller of each of the Ancillary Agreements to which the Seller is or will be a party or the consummation by the Seller of any of the Transactions other than any authorization, waiver, consent, approval, filing, registration, notice or Permit, the failure of which to obtain, make or give would not, individually or in the aggregate, reasonably be expected to be material.
Section 2.05. Non-Contravention. The execution, delivery and performance by the Seller and Parent of this Agreement, and by the Seller, Parent and the Funds of each of the Ancillary Agreements, to which the Seller, Parent or Fund is or will be a party, and the consummation by the Seller, Parent and the Funds of the Transactions, do not and will not (a) conflict with or violate any provision of the Organizational Documents of the Seller, Parent or any Fund, (b) assuming the receipt of all consents, approvals, waivers and authorizations and the making of the notices and filings referred to in Section 6.03, conflict with, or result in the breach of, or constitute a default under, or result in the termination, cancellation, modification or acceleration of any right or obligation of the Seller, Parent or any Fund under any Assigned Contract, or (c) assuming the receipt of all consents, approvals, waivers and authorizations and the making of notices and filings (i) referred to in Section 6.03 or (ii) required to be received or made by the Buyer or any of its Affiliates, violate or result in a breach of or constitute a default under any Law to which the Seller, Parent or the Funds is subject, other than in the case of (b) or (c), any breach, default, termination, cancellation, modification, acceleration or violation that would not, individually or in the aggregate, reasonably be expected to be material.
Section 2.06. Legal Proceedings. There is no Legal Proceeding pending, or to the Knowledge of the Seller, threatened against or affecting the Seller, Parent or any Fund that challenges the validity or enforceability of this Agreement or seeks to enjoin or prohibit consummation of the Transactions. There is no material Legal Proceeding pending, or to the Knowledge of the Seller, threatened against or affecting any Fund or in respect of the Business. None of Seller, Parent or any Fund is subject to an injunction, order, award, judgment, settlement or decree with a court or regulator of competent jurisdiction relating to the Business or any Fund that is currently in full force and effect.
Section 2.07. Financial Information. The unaudited schedules of (i) Net Assets of the
Business and (ii) the direct expenses for the operations of the International Equity Business, in each case for each of the years ended December 31, 2017 and December 31, 2018 are set forth in Section 2.07 of the Seller Disclosure Schedule, have been prepared from the books and records of the Seller, and fairly present in all material respects, respectively, the Net Assets of the Business and the direct expenses related to the operations of the International Equity Business for such periods.
Section 2.08. Taxes.
(a)All Tax Returns required to have been filed by the Seller for periods ending on or before the Closing Date with respect to Asset Level Taxes have been timely filed (within any applicable extension periods), and all such Tax Returns are true, accurate and complete in all material

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respects. The Seller has paid all Asset Level Taxes required to have been paid in respect of the ownership of the Acquired Assets and the operation of the Business by the Seller prior to the Closing, the non-payment of which would result in an Encumbrance on any Acquired Asset or Liability to the Buyer (or any designated Subsidiary of the Buyer). Notwithstanding anything to the contrary in this Agreement, this Section 2.08, Section 2.24(k) and Section 2.24(l) contain the only representations and warranties by the Seller in this Agreement relating to Tax matters.
(b)There is no outstanding waiver of any statute of limitations relating to Asset Level Taxes in respect of the ownership of the Acquired Assets and the operation of the Business by the Seller prior to the Closing, the non-payment of which would result in an Encumbrance on any Acquired Asset or Liability to the Buyer (or any designated Subsidiary of the Buyer), that has been executed or given by the Seller. No Contract extending, or having the effect of extending, the period of assessment or collection of any Asset Level Taxes in respect of the ownership of the Acquired Assets and the operation of the Business by the Seller prior to the Closing, the non-payment of which would result in an Encumbrance on any Acquired Asset or Liability to the Buyer (or any designated Subsidiary of the Buyer), exists, and no power of attorney with respect to any such Asset Level Taxes, the non-payment of which would result in an Encumbrance on any Acquired Asset or Liability to the Buyer (or any designated Subsidiary of the Buyer), has been filed with the IRS or any other Taxing Authority, and the Seller currently is not otherwise the beneficiary of any extension of time within which to file any Tax Return with respect to Asset Level Taxes in respect of the ownership of the Acquired Assets and the operation of the Business by the Seller prior to the Closing, the non-payment of which would result in an Encumbrance on any Acquired Asset or Liability to the Buyer (or any designated Subsidiary of the Buyer) (other than automatic extensions).
(c)No written claim has ever been made, or, to the Seller’s Knowledge, threatened by any Taxing Authority in a state or other jurisdiction where Seller has not filed a Tax Return with respect to Asset Level Taxes in respect of the ownership of the Acquired Assets and the operation of the Business by the Seller prior to the Closing that Seller is or may or will be subject to taxation by that jurisdiction with respect to any such Asset Level Taxes, the non-payment of which would result in an Encumbrance on any Acquired Asset or Liability to the Buyer (or any designated Subsidiary of the Buyer). There is no Legal Proceeding pending or, to the Seller’s Knowledge, threatened against or relating to the Seller with respect to Asset Level Taxes in respect of the ownership of the Acquired Assets and the operation of the Business by the Seller prior to the Closing, the non-payment of which would result in an Encumbrance on any Acquired Asset or Liability to the Buyer (or any designated Subsidiary of the Buyer). Neither the IRS nor any other Taxing Authority is now asserting or, to the Seller’s Knowledge, threatening to assert against the Seller any deficiency or claim for additional Asset Level Taxes or any adjustment of Asset Level Taxes, the non-payment of which would result in an Encumbrance on any Acquired Asset or Liability to the Buyer (or any designated Subsidiary of the Buyer).
(d)All Asset Level Taxes in respect of the ownership of the Acquired Assets and the operation of the Business by the Seller, the nonpayment of which would result in an Encumbrance on any Acquired Asset or Liability to the Buyer (or any designated Subsidiary of the Buyer), that the Seller was required by applicable Law to withhold, deduct or collect have been duly withheld, deducted and collected and, to the extent required, have been paid to the proper Taxing Authority and all applicable Tax Returns (including Forms W-2 and 1099) required to have been filed with

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respect thereto have been properly completed in all material respects and timely filed (within any applicable extension periods.).
Section 2.09. Employee Benefits; Labor and Employee Matters.
(a)Section 2.09(a) of the Seller Disclosure Schedule sets forth a list of each Benefit and Compensation Arrangement maintained or contributed to by the Seller or any of its Affiliates with respect to any Identified Employee (the “Seller Plans”). The Seller has not incurred any unsatisfied Liability under Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA that would reasonably be expected to result in the imposition of any Liability on the Buyer (or its Affiliates).
(b)The Seller has made available to the Buyer true, accurate and complete copies of all Seller Plan documents in effect and with respect to the employees of the Seller listed on Schedule 2.09(b) (each, an “Identified Employee”).
(c)For each Identified Employee, Section 2.09(c) of the Seller Disclosure Schedule sets forth a list containing the following information with respect to each Identified Employee: name; current rate of annual base salary or current wages; job title; employment status (full- or part-time, absent or on leave); classification as exempt or nonexempt under the FLSA and any applicable state wage and hour Laws; work location; credited service date; fiscal year 2018 bonus; sick and vacation leave that is accrued and unused as of April 3, 2019; and date of hire (the “Identified Employee Information List”). The Seller will not in connection with or as a result of the Transactions violate the WARN Act or any similar provisions of applicable Law of any state, local and foreign jurisdiction related to plant closings, relocations, mass layoffs and employment losses. None of the Identified Employees will have suffered an “employment loss” (as defined in the WARN Act) under circumstances requiring provision of notice under the WARN Act in the six (6) months prior to the Closing Date. The Seller is not required to give any WARN Act or similar notice in connection with the Transactions.
(d)The Seller is in compliance in all material respects with all applicable Laws respecting employment and employment practices for the Identified Employees. All Identified Employees are properly classified under the FLSA and state and local wage and hour laws. The Identified Employees are not members of labor unions. There is no pending, and there has not been at any time in the past three (3) years any, strike, slowdown, work stoppage, lockout, job action, picketing, labor dispute, application, petition, or demand for recognition or certification of a collective bargaining agent, or, to the Seller’s Knowledge, question concerning representation, union organizing activity, or any threat thereof, or any similar activity or dispute, regarding the employment of any of the Identified Employees by the Seller. No written complaint, controversy, disagreement or Legal Proceeding pertaining to applicable Laws respecting employment and employment practices is pending, or, to the Seller’s Knowledge, threatened by or on behalf of the Identified Employees.
(e)Except with respect to any Seller Plans or as provided in any applicable employee manuals or handbooks, or as set forth on Section 2.09(e) of the Seller Disclosure Schedule, the Seller is not a party to any written employment contract with any present or former Identified Employee. No Identified Employees have given written notice of actual or potential termination

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of employment to the Seller, nor, to the Seller’s Knowledge, does any such Identified Employee intend to terminate his or her employment with the Seller.
(f)The Seller is not delinquent in payments to any of the Identified Employees for any wages, salaries, overtime pay, vacation pay, commissions, bonuses or other direct compensation for any services performed for it or amounts required to be reimbursed to the Identified Employees. The Seller has withheld all amounts required by Law or by agreement to be withheld from the wages, salaries, and other payments to the Identified Employees and is not liable for any arrears of wages or any Tax or any penalty or interest for failure to comply with any of the foregoing.
(g)In the past three (3) years, the Seller has (i) not received written notice from any Government Entity or third party regarding any material violation or alleged material violation of any applicable Law relating to hiring, recruiting, employing of (or continuing to employ) anyone not authorized to work in the United States with respect to the Identified Employees; and (ii) in its files a Form I-9 that is validly and properly completed in accordance with applicable Law for each Identified Employee with respect to whom such form is required by applicable Law.
Section 2.10. Permits. (a) The Seller and the Funds hold all material Permits required to own or lease their properties and assets relating to the Business and to conduct the Business under and pursuant to all applicable Laws, (b) all such Permits are valid and in full force and effect, and (c) each Identified Employee who is required to be registered or licensed as a registered representative, investment adviser representative, sales person or an equivalent person with any Government Entity is duly registered as such and such registration is in full force and effect.
Section 2.11. Assigned Contracts. Each Assigned Contract is in full force and effect, and is valid and binding on, and enforceable against, the Seller or its Affiliate that is a party thereto, and, to the Knowledge of the Seller, each other party thereto, subject (in the case of enforceability) to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The Seller has made available to the Buyer prior to the date of this Agreement a copy of each Assigned Contract that is true, accurate and complete in all material respects. There exists no material breach, violation or default of any Assigned Contract on the part of the Seller or its Affiliates or, to the Knowledge of the Seller, on the part of any other party to such Assigned Contract and the Seller is in compliance in all material respects with the terms and conditions of such Assigned Contract. Except as set forth in Section 2.11 of the Seller Disclosure Schedule, none of the Seller or its Affiliates has received any written notice that it has materially breached, materially violated or defaulted under, or of an intention to terminate, not to renew or to challenge the validity or enforceability of, any Assigned Contract. No written complaint, controversy, disagreement or Legal Proceeding is pending, or, to the Knowledge of the Seller, threatened by or between the Seller and any counterparty to any Assigned Contract.
Section 2.12. No Business Material Adverse Effect; Operations of Business. Except as otherwise contemplated, required or permitted by this Agreement, since December 31, 2018: (i) the Seller has conducted the Business, in all material respects, in the ordinary course; (ii) no Business Material Adverse Effect has occurred; and (iii) the Seller and its Affiliates have not taken any action that, if taken or omitted between the date of this Agreement and the Closing, would breach Section 4.01, subject to any exceptions set forth in Section 4.01, including any exceptions set forth in Schedule 4.01(a).

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Section 2.13. Compliance with Laws.
(a)Except with respect to Taxes (which is specifically provided for in Section 2.08, Section 2.24(k) and Section 2.24(l)), in the past three (3) years, the Seller has, in connection with the Business, and the Funds have, materially complied with, and the Seller and the Funds are currently in material compliance with, all applicable Laws (including those under which fiduciary obligations arise), except as disclosed in Section 2.13(a) of the Seller Disclosure Schedule.
(b)All interest rate swaps, caps, floors, option agreements, futures and forward Contracts, other similar risk management arrangements and derivative financial instruments, as well as other securities, assets or investments, in effect as of the date of this Agreement or the Closing Date, entered into or invested in by any of the Funds or any Advisory Accounts or by the Seller or its Affiliates for the account of one or more of the Funds or the Advisory Accounts, were entered into (i) to the extent entered into by or for the account of such a Fund or Advisory Account, in accordance in all material respects with investment guidelines or instructions, prospectuses or offering memoranda applicable to such Fund or Advisory Account, (ii) in accordance in all material respects with all applicable Laws and (iii) with counterparties, issues or sellers as directed (where the Fund so directs) or authorized by the applicable Fund or Advisory Account.
(c)To the Knowledge of the Seller, except as not prohibited under applicable Law, in the past three (3) years, none of the Seller, the Funds nor any of their respective Affiliates with respect to the Business has offered or given anything of value to any official of a Government Entity, any political party or official thereof, or any candidate for political office (i) with the intent of inducing such Person to use such Person’s influence with any Government Entity to affect or influence any act or decision of such Government Entity or to assist the obtaining or retaining of business for, or with, or the directing of business to the Business, or (ii) constituting a bribe, kickback or illegal or improper payment to assist the Business in obtaining or retaining business for or with any Government Entity.
Section 2.14. Section 15(f) of the Investment Company Act of 1940. None of the
Seller nor, to the Seller’s Knowledge, any of its Interested Persons has any express or implied understanding or arrangement that would impose an Unfair Burden on any Fund or any Buyer Fund as a result of the Transactions or that would in any way make unavailable the benefits of Section 15(f) of the Investment Company Act, or any similar safe harbors provided by any applicable state Law, with respect to such Fund or Buyer Fund.
Section 2.15. Registered Investment Adviser. The Seller is registered as an investment adviser under the Investment Advisers Act. The Seller has not received any written notice by any state in which registration is required to conduct the business of the Seller, the Funds or Advisory Accounts that any such registration is, is to be, or will be restricted or terminated.
Section 2.16. Investment Advisory Activities.
(a)Each Existing Fund Contract is in full force and effect, and is valid and binding on, and enforceable against, the Seller or its Affiliate that is a party thereto, and, to the Knowledge of the Seller, each other party thereto, subject (in the case of enforceability) to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles. Other than reimbursement

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obligations pursuant to Contracts as in effect on the date of this Agreement, or the fee waiver or expense reimbursement arrangements, in each case set forth on Section 2.16(a) of the Seller Disclosure Schedule, the Seller does not have any arrangements or agreements with any of the Funds or Advisory Accounts pursuant to which the Seller has agreed to pay, reimburse or otherwise be responsible for any material expense of or material claims against any of the Funds or Advisory Accounts, as applicable.
(b)The Business currently maintains the investment management performance composites listed in Section 2.16(b) of the Seller Disclosure Schedule relating to (i) the Advisory Business and (ii) the Funds in the International Equity Business (the “Composites”). The performance history of the Composites is accurate and complete in all material respects, and the Composites have been prepared, maintained and utilized in all material respects consistent with GIPS and applicable Law. The Seller has made available and has included in the Business Records included in the Acquired Assets, all books and records, including trade and position information, necessary for the Buyer to reproduce the performance information contained in the Composites. None of the Seller nor its Affiliates will object to the use by the Buyer and its Affiliates of all Composites following the Closing.
Section 2.17. Finders’ Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Seller or any of its Affiliates who would be entitled to any fee or commission from any Person (other than the Seller) in connection with this Agreement, any of the Ancillary Agreements or the Transactions.
Section 2.18. Filings. None of the information regarding the Seller, any of its Affiliates or any Fund supplied or to be supplied by the Seller, any of its Affiliates or any Fund in writing specifically for inclusion in any application, filing or other document to be filed by the Buyer, its Subsidiaries or a Buyer Fund with any Government Entity in connection with the Transactions will, at the respective times such documents are filed with any such Government Entity, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
Section 2.19. Title to Acquired Assets. The Seller has good and marketable title to each of the Acquired Assets free and clear of any Encumbrances other than Permitted Encumbrances. Neither Parent nor any other Person (other than the Seller) has any rights, title or interests in, to or under the Acquired Assets. The Acquired Assets include all books and records that are necessary for the Buyer to reproduce the performance track records of the Funds and Advisory Accounts and the Composites (as described in Section 2.16(b) of the Seller Disclosure Schedule) (including any books and records related to the Transferred Employees in the International Equity Business) through Closing, in each case as used in the Business as of the Closing, and the Assigned Intellectual Property includes the Intellectual Property owned by Seller or Parent that is utilized by the Transferred Employees in managing the investment strategies for the Funds and any Advisory Accounts in the International Equity Business as of the Closing and, assuming Closing occurs with respect to the International Equity Business, neither the Seller, Parent nor their Affiliates will have any rights in such Assigned Intellectual Property that is utilized exclusively by the Transferred Employees in managing the investment strategies for the Funds and any Advisory Accounts in the International Equity Business as of the Closing. For the avoidance of doubt, the Assigned Intellectual Property

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utilized by the Transferred Employees is the Intellectual Property owned by the Seller or Parent required to manage consistent with past practice at Closing the Funds in the International Equity Business, and does not include any Intellectual Property identified on Schedule 1.01(b)(iv) as not being Assigned Intellectual Property.
Section 2.20. No Convictions, Sanctions or Other Violations. The Seller and, to the Seller’s Knowledge, each Identified Employee and named portfolio manager of a Fund (and, to the Seller’s Knowledge, any primary adviser or sub-advisor to any Fund or Advisory Account, and any of such primary adviser’s or sub-advisor’s supervised persons) is not ineligible (whether by virtue of its or their own conduct, acts or omissions or by virtue of the conduct, acts or omissions of its or their Affiliates or any Affiliated Persons) under Section 9(a) or 9(b) of the Investment Company Act to serve as an investment adviser (or in any other capacity contemplated by the Investment Company Act) to a registered investment company. Neither the Seller nor, to the Seller’s Knowledge, any “person associated with an investment adviser” (as defined in the Investment Advisers Act), including any Identified Employee or any named portfolio manager of a Fund, (nor, to the Seller’s Knowledge, any primary adviser or sub-advisor to any Fund or Advisory Account and any associated person of such primary adviser or subadvisor) is ineligible pursuant to Section 203 of the Investment Advisers Act to serve as an investment adviser or as a person associated with an investment adviser, or pursuant to Rule 206(4)-3 under the Investment Advisers Act to serve as a solicitor, and has not been the subject of any legal or disciplinary event that must be disclosed to Clients or the SEC pursuant to the Investment Advisers Act or other applicable Law. The Seller and, to Seller’s Knowledge, each Identified Employee and named portfolio manager of a Fund, (and, to the Seller’s Knowledge, any primary adviser or sub-advisor to any Fund or Advisory Account, and any of such primary adviser’s or sub-advisor’s supervised persons) is not precluded from acting as a fiduciary by operation of Section 411 of ERISA and the Seller has no Knowledge of any basis for the Seller or any of its directors, officers, employees (including the Identified Employees), representatives and agents (or, to the Seller’s Knowledge, any primary adviser or sub-advisor to any Fund or Advisory Account, or any of its directors, officers, employees, representatives and agents) becoming subject to disqualification from serving in any capacity described in Section 411(a) of ERISA by virtue of Section 411 of ERISA. Neither the Seller nor, to Seller’s Knowledge, any “person associated with the adviser” as contemplated above, including any Identified Employee or named portfolio manager of a Fund, (nor, to the Seller’s Knowledge, any primary adviser or sub-advisor to any Fund or Advisory Account, or any associated person of such primary adviser or sub-advisor) is otherwise ineligible under any other applicable Law from providing services with respect to any Fund, Advisory Account or the Business. There is no judicial or administrative action, suit, proceeding, investigation or other Legal Proceeding pending or, to the Seller’s Knowledge, threatened that could reasonably be expected to result in the Seller or any Identified Employee or named portfolio manager of a Fund (or, to the Seller’s Knowledge, any primary adviser or sub-advisor to any Fund or Advisory Account or any supervised period of such primary adviser or sub-advisor) becoming ineligible to serve in such positions or capacity or requiring disclosure to Clients of the Seller (or, to the Seller’s Knowledge, any such primary adviser or sub-advisor) or the SEC.
Section 2.21. Clients.
(a)Section 2.21(a) of the Seller Disclosure Schedule lists, as of April 25, 2019 (the “Base Date”), and will list as of the Closing, the Seller’s Clients, and for each Client:
(i)    the Client’s name;

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(ii)    the type of Client;
(iii)    whether the Seller advises that Client directly or is that Client’s subadvisor;
(iv)    whether the Seller’s advisory services to the Client are discretionary, nondiscretionary (including the provision of model portfolios) or impersonal;
(v)    the amount of Client Net Assets managed by the Seller;
(vi)    the fee schedule for that Client (and whether the fee is a fixed fee, an asset-based fee, a fulcrum fee, a performance fee or other arrangement);
(vii)    the product of subparagraphs (v) and (vi);
(viii)    whether the Client’s assets are managed in accordance with an equity, fixed income or balanced strategy;
(ix)    if applicable with respect to a Client, the separately managed account/wrap fee program through which the Client’s Net Assets are managed by the Seller, the name of the separately managed account/wrap fee program, a summary of the structure of the separately managed account/wrap fee program (i.e., sub-advised, dual contract, model-based, mutual fund, etc.) and the Seller’s role within that structure; and
(x)    the manner of Client Consent required from such Client to consummate the Transactions (e.g., affirmative, negative, or new Contract).
In addition to the information required above, Section 2.21(a) of the Seller Disclosure Schedule also identifies as of the Base Date (and will identify as of the Closing) each Client that has represented to the Seller in writing that the Client is (A) an “employee benefit plan”, as defined in Section 3(3) of ERISA, that is subject to Part 4 of Subtitle B of Title I of ERISA, or a Person acting on behalf of such a plan or (B) a “plan” as defined in Section 4975(e) and subject to Section 4975 of the Code, or a Person acting on behalf of such a plan. For the avoidance of doubt, Section 2.21(a) of the Seller Disclosure Schedule shall not include the information required above to the extent relating to Advisory Accounts that will not be managed by the Buyer or its Affiliates following the Closing.
(b)No later than three (3) Business Days prior to the Closing, the Seller shall provide the Buyer with an updated version of Section 2.21(a) of the Seller Disclosure Schedule reflecting any new Clients. If Seller gains any new Clients after the updated version of Schedule B is provided to the Buyer and prior to the Closing, the Seller shall provide the Buyer with a further updated version of Section 2.21(a) of the Seller Disclosure Schedule reflecting such additional Clients.
(c)No written controversy, disagreement or complaint exists by or between the Seller and any Client or directly involving the Seller’s provision of investment management or advisory services (or any other services provided by the Seller) to any Client.
Section 2.22. Affiliated Transactions; Guarantees.
(a)Neither the Seller nor any Fund is a party to any Contract or transaction with, or otherwise receives any services from (whether or not for compensation and whether or not in the

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ordinary course), any director, officer or employee of the Seller, any Affiliate of the Seller, a member of any such Person’s immediate family, any Affiliate of any such Person’s immediately family, any trust for the benefit of any such Person, or any other Person that would be an “associated person” of an investment adviser as that term is defined under the Advisers Act, other than any Seller Plans.
(b)None of the Liabilities of the Business or of the Seller incurred in connection with the ownership or operation of the Acquired Assets, the conduct of the Business or the provision of services to, or as applicable, the sponsoring of, the Funds or Advisory Accounts is guaranteed by or subject to a similar contingent obligation of any other Person. Other than pursuant to any customary indemnification provisions included in any Assigned Contracts, the Seller has not guaranteed or become subject to a similar contingent obligation in respect of the Liabilities of any other Person in connection with (or, as applicable, pursuant to) the Funds, the Advisory Accounts, the Acquired Assets or the Business. There are no outstanding letters of credit, surety bonds or similar instruments of the Seller or any of its Affiliates in connection with the Funds, the Advisory Accounts, the Business or the Acquired Assets.
Section 2.23. Insurance. The Seller maintains commercially reasonable insurance policies to protect the Business, Acquired Assets, the Funds and the Advisory Accounts in amounts customarily carried by Persons conducting businesses similar to the Business. Such insurance policies are sufficient for compliance with all applicable Laws and Contracts to which the Seller is a party or by which the Seller is bound.
Section 2.24. Funds.

(a)Organization. Each Fund has been duly organized and is validly existing and in good standing under the Laws of the jurisdiction of its organization and has the requisite power, right and authority to carry on its business as it is now being conducted in the jurisdiction where it is organized and in each jurisdiction in which shares of the Funds are offered for sale, and is duly registered with the SEC as an investment company, or a series thereof, under the Investment Company Act. Each Fund that is required to be registered as a regulated fund or investment company under the Laws of any jurisdiction other than the United States is so registered and each Fund’s shares are registered under the Securities Act.
(b)Compliance. (i) Each Fund has complied in the past three (3) years (or, if later, since its launch date) and is in compliance with, its investment policies and restrictions, if any, as such policies and restrictions may be set forth in its Fund Prospectus (as they may be amended from time to time) and applicable Laws, if any, and (ii) the value of the Net Assets of each Fund has been determined in the past three (3) years (or, if later, since its launch date), and is being determined, using portfolio valuation methods that comply in all material respects with the methods described in its Fund Prospectus, if any, and the requirements of any applicable Laws. There is no injunction, order, award, judgment, settlement, decree or regulatory restriction not generally imposed on similarly situated investment funds imposed upon or entered into by any Fund.
(c)Fund Financial Statements.
(i)    The Seller has made available to the Buyer, or directed the Buyer to, prior to the date of this Agreement copies of the financial statements for the most recently

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completed fiscal year, to the extent that they exist, of each of the Funds (the “Fund Financial Statements”). Each of the Fund Financial Statements fairly presents in all material respects the results of operations and changes in Net Assets of the respective Fund as of the date thereof and have been prepared in accordance with GAAP.
(ii)    (A) The annual report to shareholders of each of the Funds with respect to such Fund’s most recently completed fiscal year and all other documents filed subsequent to such fiscal year end under Section 30(a) or 30(b) of the Investment Company Act, in each case in the form filed with the SEC or delivered to shareholders (each, a “Fund Financial Report”), did not, as of their respective dates (without giving effect to any amendment thereto filed after the date of this Agreement) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were or are made, not misleading, and (B) each of the financial statements contained in or incorporated by reference into the Fund Financial Reports (including the related notes and schedules thereto) fairly presents in all material respects the financial position of the entity or entities to which it relates as of its date, in accordance with GAAP consistently applied, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements.
(d)Principal Offering Documents for Funds. To the extent a prospectus, statement of additional information or offering memorandum (each, a “Fund Prospectus”) is used as of the date of this Agreement to offer shares or other interests in a Fund, a copy of such Fund Prospectus has been made available to the Buyer prior to the date of this Agreement. Each Fund Prospectus used as of the date of this Agreement to offer shares or other interests in a Fund has been prepared, in all material respects, in compliance with the requirements of applicable Laws. Each Fund Prospectus, as of the dates on which they were issued, did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date, do not and will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. In the past three (3) years (or, if later, since its launch date), each Fund has timely filed all Fund Prospectuses, financial statements, other forms, reports, sales literature and advertising, and any other documents required to be filed with any applicable Government Entity and any required amendments thereto.
(e)Fund Shares. (i) All issued and outstanding Fund shares and all other interests, if applicable, have been duly and validly issued, are fully paid and, unless otherwise required by applicable Law, nonassessable, and were not issued in violation of preemptive or similar rights or applicable Law and will, at the time of Closing, be held by the Persons and in the amounts set forth in the records of the Fund, (ii) in the past three (3) years, all outstanding Fund shares and all other interests, if applicable, that were required to be registered under the Securities Act have been sold pursuant to an effective registration statement filed thereunder (and, where applicable, under the Investment Company Act) and are qualified in all material respects for sale, or an exemption from any requirement to so qualify is in full force and effect, in each state and territory of the United States and the District of Columbia and in any foreign jurisdiction to the extent required under applicable Law and (iii) no such registration statement contained, as of its effective date, any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary

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to make the statements therein not misleading or is subject to any stop order or similar order restricting its use.
(f)Contracts. Each material Contract (other than Existing Fund Contracts subject to Section 15 of the Investment Company Act) to which a Fund is party is in full force and effect in all material respects, and is valid and binding on, and enforceable against, such Fund in all material respects, and, to the Knowledge of the Seller, each other party thereto in all material respects, subject (in the case of enforceability) to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles. Each Existing Fund Contract that is subject to Section 15 of the Investment Company Act to which a Fund is a party is in full force and effect, and is valid and binding on, and enforceable against, such Fund, and, to the Knowledge of the Seller, each other party thereto, subject (in the case of enforceability) to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles. Except for the termination of Contracts to which any Fund is a party that will terminate by their terms or applicable Law before, at or following the Closing, the execution, delivery and performance by the Funds of each of the Ancillary Agreements, to which the Fund is or will be a party, and the consummation by the Funds of the Transactions, do not and will not assuming the receipt of all consents, approvals, waivers and authorizations and the making of the notices and filings referred to in Section 6.03, conflict with, or result in the breach of, or constitute a default under, or result in the termination, cancellation, modification or acceleration of any right or obligation of any Fund under any material Contract binding upon such Fund, other than any breach, default, termination, cancellation, modification, acceleration or violation that would not, individually or in the aggregate, reasonably be expected to be material.
(g)Policies and Procedures. Each Fund has written policies and procedures adopted pursuant to Rule 38a-1 of the Investment Company Act that are reasonably designed to prevent, detect and correct material violations of the Federal Securities Laws, as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. In the past three (3) years (or, if later, since its launch date), there have been no “Material Compliance Matters,” as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, for any Fund, other than those which (i) have been reported to the Fund Board and satisfactorily remedied or are in the process of being remedied and (ii) would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on any Fund. Each Fund that is required to be registered under any other applicable Law has, to the extent required by such other applicable Law, written policies and procedures that are reasonably designed to prevent, detect and correct material violations of such applicable Law, and, in the past three (3) years (or, if later, since its launch date), no such material violations have been detected other than those that have been satisfactorily remedied or are in the process of being remedied.
(h)Proxy Solicitation Materials. Except to the extent it relates to the Buyer, its Affiliates or a Buyer Trust or Buyer Fund or includes information provided by the Buyer, its Affiliates or such Buyer Trust or Buyer Fund specifically for inclusion or incorporation by reference therein (to which extent no representation by the Seller is made) and except in the case of a Buyer Fund Proxy, the proxy solicitation, or other consent solicitation (including a Consent Notice or Second Consent Notice), materials prepared by the Seller and distributed to the investors in a Fund or the applicable

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Client in connection with the Applicable Requirements will not, at the time of the mailing of such proxy, or other consent, materials or any amendments or supplements thereto, or at the time of the shareholders or investors meeting held in relation to such Fund, contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and will contain all information necessary in order to make the disclosure of information therein satisfy the requirements of applicable Laws in all material respects. None of the information supplied or to be supplied by or on behalf of the Seller, its Affiliates or the Funds specifically for inclusion or incorporation by reference in a Buyer Fund Proxy will, at the time of the mailing of such document or any amendments or supplements thereto, or at the time of the shareholders or investors meeting held in relation thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(i)Existing Fund Contracts. (i) Each Existing Fund Contract subject to Section 15 of the Investment Company Act has been duly approved, continued and at all times in the past three (3) years (or, if later, since its launch date) has been in compliance with the Investment Company Act, and (ii) each Existing Fund Contract, whether or not subject to Section 15 of the Investment Company Act, has been performed by the Business in the past three (3) years (or, if later, since its launch date) in accordance with its terms.
(j)Records. The minute books and other similar records of the Fund as made available to the Buyer contain a true, accurate and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Fund, the Fund Board and committees of the Fund Board. The stock transfer ledgers and other similar records of the Fund as made available to the Buyer, accurately reflect all record transfers in the Fund shares. The Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the Investment Company Act.
(k)Tax Qualification. Each Fund is qualified and has been qualified for all taxable years during which it has conducted business as a regulated investment company taxable under Subchapter M of Chapter 1 of the Code and under any similar provisions of state or local Law in any jurisdiction in which such Fund was required to file a Tax Return.
(l)Taxes. Each Fund (A) has duly and timely filed (within any applicable extension period) with the appropriate Taxing Authority all material Tax Returns required to have been filed by such Fund for periods ending on or before the Closing Date, and all such Tax Returns are true, accurate and complete in all material respects, (B) has timely paid, or withheld and paid over, all Taxes reflected on such Tax Returns, (C) that is intended to be a tax-exempt municipal bond fund has satisfied the requirements of Section 852(b)(5) of the Code, and is qualified to pay exempt interest dividends as defined therein, and (D) with variable insurance trust portfolios has complied with the diversification requirements of Section 817 of the Code. There are no Encumbrances (other than Permitted Encumbrances) on any of the assets of any Fund that arose in connection with any failure (or alleged failure) to pay any such Tax or file any Tax Return. The Seller has made available to the Buyer copies of all Tax Returns filed by the Funds since January 1, 2016. No Fund has received any written notice regarding any audit, examination or investigation by a Taxing Authority

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with respect to Taxes. No Fund has, directly or indirectly, participated in any transaction that would constitute a “reportable transaction” or “listed transaction” as defined in Treasury Regulation § 1.6011-4.
(m)Seed Funds. Section 2.24(m) of the Seller Disclosure Schedule sets forth a true, correct and complete list of the Funds in which the Seller or its Affiliates have invested seed money in accordance with the requirements of the final regulations implementing Section 13 of the Bank Holding Company Act and related guidance on seeding period treatment for registered investment companies under FAQ #16 (the “Seed Funds”) as of April 30, 2019, including the amount of the seed money and the percentage of the net assets of each Seed Fund that such seed money represents.
Section 2.25. Intellectual Property. The conduct of the Business (including the use of the Assigned Intellectual Property) does not infringe, misappropriate, dilute or otherwise violate the Intellectual Property of any Person; and, to the Seller’s Knowledge, no Person is infringing, misappropriating or otherwise violating any of the Assigned Intellectual Property.

Section 2.26. No Other Representations and Warranties.
(a)EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SPECIFICALLY INCLUDED IN ARTICLE 2 OF THIS AGREEMENT OR IN THE ANCILLARY AGREEMENTS, NEITHER THE SELLER, PARENT, THE FUNDS NOR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES OR ANY OTHER PERSON ON BEHALF OF ANY OF THEM, MAKES ANY OTHER REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER (WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED) WITH RESPECT TO OR REGARDING THE SELLER, PARENT, THE FUNDS, THE ADVISORY ACCOUNTS OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES, OR THE BUSINESS, THE ACQUIRED ASSETS, THIS AGREEMENT, THE ANCILLARY AGREEMENTS OR THE TRANSACTIONS.
(b)EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SPECIFICALLY INCLUDED IN ARTICLE 2 OF THIS AGREEMENT OR IN THE ANCILLARY AGREEMENTS, THE SELLER AND PARENT DISCLAIM, ON BEHALF OF
SUCH PERSON, THE FUNDS AND EACH OF THEIR RESPECTIVE AFFILIATES AND REPRESENTATIVES: (I) ANY OTHER REPRESENTATIONS OR WARRANTIES, WHETHER MADE BY, ON BEHALF OF OR REGARDING THE BUSINESS, THE
ACQUIRED ASSETS, THE SELLER, PARENT, THE FUNDS, THE ADVISORY ACCOUNTS OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES, OR ANY OTHER PERSON, AND (II) ALL LIABILITY AND RESPONSIBILITY FOR ANY OTHER REPRESENTATION, WARRANTY, OPINION, PROJECTION, ESTIMATE, FORECAST, ADVICE, STATEMENT OR INFORMATION MADE, COMMUNICATED OR FURNISHED (ORALLY OR IN WRITING) TO THE BUYER, THE BUYER FUNDS (OR BUYER FUND BOARD) OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES (INCLUDING ANY OPINION, PROJECTION, ESTIMATE, FORECAST, ADVICE, STATEMENT OR INFORMATION THAT MAY HAVE BEEN OR MAY BE PROVIDED TO THE BUYER, THE BUYER FUNDS OR BUYER FUND BOARD OR THEIR RESPECTIVE

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AFFILIATES OR REPRESENTATIVES, BY ANY REPRESENTATIVE OF PARENT, THE SELLER, THE FUNDS OR THEIR RESPECTIVE AFFILIATES).

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE BUYER
Subject to Section 12.11, the Buyer represents and warrants to the Seller and Parent as follows:
Section 3.01. Organization and Qualification. The Buyer is a legal entity duly organized, validly existing and subsisting under the Laws of its jurisdiction of organization. To the extent relating to the ability of the Buyer to enter into or consummate the Transactions: (a) the Buyer has the requisite corporate or other similar power and authority to carry on its business as conducted as of the date of this Agreement and to own, lease and operate all of its properties and assets, in all material respects as conducted, owned, leased or operated as of the date of this Agreement and (b) is duly qualified to do business in each jurisdiction in which the nature of its business or the character or location of the properties and assets owned, leased or operated by it makes such qualification necessary other than any failure to be so qualified that would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.
Section 3.02. Corporate Authority. The Buyer has full corporate power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to which it is or will be a party and to perform its obligations under this Agreement and thereunder and to consummate the Transactions. The execution, delivery and performance by the Buyer of this Agreement and each Ancillary Agreement to which it is or will be a party, and each of the Transactions, have been duly and validly authorized, and no additional corporate or shareholder authorization or consent is required in connection with the execution, delivery and performance by the Buyer of this Agreement and each Ancillary Agreement to which it is or will be a party or any of the Transactions.
Section 3.03. Binding Effect. Assuming the due authorization, execution and delivery of this Agreement and the Ancillary Agreements by the Seller and Parent, this Agreement constitutes, and each Ancillary Agreement when executed and delivered will constitute, a valid and legally binding obligation of the Buyer (or, in the case of the Ancillary Agreements, of a Subsidiary of the Buyer) enforceable against the Buyer or such Subsidiary in accordance with its terms, subject (in the case of enforceability) to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
Section 3.04. Governmental Consents and Approvals. Except for the approvals of the Fund Mergers by the Buyer Fund Board, the consents required to be obtained in connection with the creation, registration and organization of the Buyer Funds (or share classes thereof), and the effectiveness of the Buyer Fund Proxy on Form N-14 described in Section 6.03(a)(iv) below, any notices to holders of the shares of each Fund as required under applicable Law, any required Fund shareholder approvals, and the Seller obtaining Client Consents, the Buyer and its Affiliates are not required to obtain any authorization, waiver, consent or approval of, make any filing or registration with, or give any notice to, any Government Entity, the shareholders or trustees or directors of the Funds, any Client or any other Person, or to obtain any Permit in connection with the execution,

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delivery and performance by the Buyer of this Agreement or the execution, delivery and performance by the Buyer and its Subsidiaries of each of the Ancillary Agreements to which the Buyer or any of its Subsidiaries is or will be a party or the consummation by the Buyer or its Subsidiaries of any of the Transactions, other than any authorization, waiver, consent, approval, filing, registration notice or Permit, the failure of which to obtain, make or give would not, individually or in the aggregate, reasonably be expected to be material.
Section 3.05. Non-Contravention. The execution, delivery and performance by the Buyer of this Agreement, and by the Buyer, its Subsidiaries and the Buyer Funds of each of the Ancillary Agreements, to which the Buyer, any of its Subsidiaries or any Buyer Fund is or will be a party, and the consummation by the Buyer, its Subsidiaries and the Buyer Funds of the Transactions, do not and will not (a) conflict with or violate any provision of the Organizational Documents of the Buyer, any of its Subsidiaries or any Buyer Fund, (b) assuming the receipt of all consents, approvals, waivers and authorizations and the making of the notices and filings referred to in Section 6.03, conflict with, or result in the breach of, or constitute a default under, or result in the termination, cancellation, modification or acceleration of any right or obligation of the Buyer, any of its designated Subsidiaries or any Buyer Fund under any material Contract binding upon the Buyer, any of its Subsidiaries or any Buyer Fund or (c) assuming the receipt of all consents, approvals, waivers and authorizations and the making of notices and filings (i) referred to in Section 6.03 or (ii) required to be received or made by the Seller or any of its Affiliates, violate or result in a breach of or constitute a default under any Law to which the Buyer, any of its Subsidiaries or any Buyer Fund is subject, other than in the case of (b) or (c), any breach, default, termination, cancelation, modification, acceleration or violation that would not, individually or in the aggregate, reasonably be expected to be material.
Section 3.06. Legal Proceedings. There is no Legal Proceeding pending, or to the Knowledge of the Buyer, threatened against or affecting the Buyer, any designated advisory Subsidiary of the Buyer or any Buyer Fund that challenges the validity or enforceability of this Agreement or seeks to enjoin or prohibit consummation of the Transactions. There is no material Legal Proceeding pending, or to the Knowledge of the Buyer, threatened against or affecting any Buyer Fund. None of Buyer, any designated advisory Subsidiary of the Buyer, or any Buyer Fund is subject to an injunction, order, award, judgment, settlement or decree with a court or regulator of competent jurisdiction relating to the Buyer, or any designated advisory Subsidiary of the Buyer, or any Buyer Fund that is currently in full force and effect.
Section 3.07. No Convictions, Sanctions or other Violations. Each of the Buyer’s designated advisory Subsidiaries, and, to the Buyer’s Knowledge, each named portfolio manager of a Buyer Fund, is not ineligible (whether by virtue of its or their own conduct, acts or omissions or by virtue of the conduct, acts or omissions of its or their Affiliates or any Affiliated Persons) under Section 9(a) or 9(b) of the Investment Company Act to serve as an investment adviser (or in any other capacity contemplated by the Investment Company Act) to a registered investment company. Neither the Buyer’s designated advisory Subsidiaries nor, to the Buyer’s Knowledge, any “person associated with an investment adviser” (as defined in the Investment Advisers Act), including any named portfolio manager of a Buyer Fund, is ineligible pursuant to Section 203 of the Investment Advisers Act to serve as an investment adviser or as a person associated with an investment adviser, or pursuant to Rule 206(4)-3 under the Investment Advisers Act to serve as a solicitor, and has not been the subject of any legal or disciplinary event that must be disclosed to clients of the Buyer’s designated advisory Subsidiaries or the SEC pursuant to the Investment

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Advisers Act or other applicable Law, except as disclosed in any applicable designated advisory Subsidiary’s Form ADV. Each of the Buyer’s designated advisory Subsidiaries and, to the Buyer’s Knowledge, each named portfolio manager of a Buyer Fund is not precluded from acting as a fiduciary by operation of Section 411 of ERISA and the Buyer has no Knowledge of any basis for them or any of their respective directors, officers, employees, representatives and agents becoming subject to disqualification from serving in any capacity described in Section 411(a) of ERISA by virtue of Section 411 of ERISA. Neither the Buyer’s designated advisory Subsidiaries nor, to the Buyer’s Knowledge, any “person associated with the adviser” as contemplated above, including any named portfolio manager of a Buyer Fund, is otherwise ineligible under any other applicable Law from providing services with respect to any Buyer Fund. There is no judicial or administrative action, suit, proceeding, investigation or other Legal Proceeding pending or, to the Buyer’s Knowledge, threatened that could reasonably be expected to result in any designated advisory Subsidiary of the Buyer, or any portfolio manager to any Buyer Fund, becoming ineligible to serve in such positions or capacity or requiring disclosure to clients of the Buyer’s designated advisory Subsidiaries or the SEC.
Section 3.08. Compliance with Laws. In the past three (3) years, the Buyer, its designated advisory Subsidiaries and the Buyer Funds have materially complied with, and are currently in material compliance with, all applicable Laws (including those under which fiduciary obligations arise), except as disclosed in the Form ADV of any designated advisory Subsidiary of the Buyer. The Buyer or its Affiliates holds, owns or possesses all material Permits necessary for the lawful ownership, operation and use of the properties and assets owned, operated or used in the conduct of the business of the Buyer or its Affiliates as currently conducted.
Section 3.09. Information in Proxy and Consent Solicitation Materials. Set forth on Schedule 1.02 is a list of each investment company registered under the Investment Company Act and sponsored by the Buyer (each a “Buyer Trust”) and existing or newly-created (or to be created) series of a Buyer Trust, or new share classes of the Buyer Fund, as applicable, with which the Funds are proposed to consummate the proposed Fund Mergers (each a “Buyer Fund”), along with the corresponding Fund with which it is contemplated that each applicable Buyer Fund will consummate a Fund Merger. Except to the extent it relates to the Seller, its Affiliates or the Funds or includes information provided by the Seller, its Affiliates or the Funds specifically for inclusion or incorporation by reference therein (to which extent no representation by the Buyer is made), each Buyer Fund Proxy will not, at the time of the mailing of such document or any amendments or supplements thereto, or at the time of the shareholders or investors meeting held in relation thereto, contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and will contain all information necessary in order to make the disclosure of information therein satisfy the requirements of applicable Laws in all material respects. None of the information supplied or to be supplied by or on behalf of the Buyer, its Affiliates or a Buyer Trust or Buyer Fund specifically for inclusion or incorporation by reference in the proxy solicitation, or other consent solicitation (including a Consent Notice or Second Consent Notice), materials distributed to the investors in a Fund or the applicable Client in connection with the Applicable Requirements will, at the time of the mailing of such proxy, or other consent, materials or any amendments or supplements thereto, or at the time of the shareholders or investors meeting held in relation to such Fund, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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Section 3.10. Section 15(f) of the Investment Company Act. Neither the Buyer, nor to the Buyer’s Knowledge, any of its Interested Persons has any express or implied understanding or arrangement that would impose an Unfair Burden on any Fund or any Buyer Fund as a result of the Transactions or that would in any way make unavailable to the Seller the benefits of Section 15(f) of the Investment Company Act, or any similar safe harbors provided by any applicable state Law, with respect to such Fund.
Section 3.11. Finders’ Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Buyer or any of its Affiliates who would be entitled to any fee or commission from any Person (other than the Buyer) in connection with this Agreement, any of the Ancillary Agreements or the Transactions.
Section 3.12. Filings. None of the information regarding the Buyer, any of its Affiliates or any Buyer Trust or any Buyer Fund supplied or to be supplied by the Buyer, any of its Affiliates or Buyer Trust or any Buyer Fund in writing for inclusion in any application, filing or other document to be filed with any Government Entity in connection with the Transactions will, at the respective times such documents are filed with any such Government Entity, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
Section 3.13. Financial Wherewithal. The Buyer has and will have as of the Closing sufficient cash available to pay the Purchase Price to the Seller on the terms and conditions contained herein, and there will be no restriction on the use of such cash for such purpose. As of the date of this Agreement, the Buyer has no reason to believe that it will be unable to obtain any funds required to consummate the Transactions and make all payments that may become due under Section 1.01.
Section 3.14. Registered Investment Advisor. Each Subsidiary of the Buyer that will serve as an investment advisor to the Buyer Funds or Advisory Accounts post-Closing, is registered as an investment adviser under the Investment Advisers Act. The Buyer and its Affiliates have not received any written notice by any state in which registration is required to conduct their advisory business or the Buyer Funds that any such registration is, is to be, or will be restricted or terminated.
Section 3.15. Buyer Funds.
(a)Organization. Each Buyer Fund has been (or, when created, will be) duly organized and is (or, when created, will be) validly existing and in good standing under the Laws of the jurisdiction of its organization and has (or with respect to any shell Buyer Fund, will have when created) the requisite power, right and authority to carry on its business as it is now being conducted in each jurisdiction where it is organized and in each jurisdiction in which shares of the Buyer Funds are (or, when created, will be) offered for sale, and is (or, when created, will be) duly registered with the SEC as an investment company, or a series thereof, under the Investment Company Act. Each Buyer Fund that is required to be registered as a regulated fund or investment company under the Laws of any jurisdiction other than the United States is so registered and each Buyer Fund’s shares are registered under the Securities Act.
(b)Compliance. Except as disclosed in Section 3.15(b) of the Buyer Disclosure Schedule: (i) Each Buyer Fund has complied in the past three (3) years (or, if later, since its launch

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date) and is in compliance with, its investment policies and restrictions, if any, as such policies and restrictions may be set forth in its Buyer Fund Prospectus (as they may be amended from time to time) and applicable Laws, if any, and (ii) the value of the Net Assets of each Buyer Fund has been determined in the past three (3) years (or, if later, since its launch date), and is being determined, using portfolio valuation methods that comply in all material respects with the methods described in its Buyer Fund Prospectus, if any, and the requirements of any applicable Laws. There is no injunction, order, award, judgment, settlement, decree or regulatory restriction not generally imposed on similarly situated investment funds imposed upon or entered into by any Buyer Fund.
(c)Buyer Fund Financial Statements. The annual report to shareholders of each of the Buyer Funds with respect to such Buyer Fund’s most recently completed fiscal year and all other documents filed subsequent to such fiscal year end under Section 30(a) or 30(b) of the Investment Company Act, in each case in the form filed with the SEC or delivered to shareholders (each, a “Buyer Fund Financial Report”), did not, as of their respective dates (without giving effect to any amendment thereto filed after the date of this Agreement) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were or are made, not misleading, and (B) each of the financial statements contained in or incorporated by reference into the Buyer Fund Financial Reports (including the related notes and schedules thereto) fairly presents in all material respects the financial position of the entity or entities to which it relates as of its date, in accordance with GAAP consistently applied, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements.
(d)Prospectus. The current prospectus and statement of additional information for the Buyer Funds as of the date of this Agreement (collectively, “Buyer Fund Prospectuses”) has been made available to the Seller. In all material respects, each such Buyer Fund Prospectus has been prepared in compliance with the requirements of applicable Laws. The Buyer Fund Prospectuses, as of the dates on which they were issued, did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date, do not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. In the past three (3) years (or, if later, since its launch date), each Buyer Fund has timely filed all Fund Prospectuses, financial statements, other forms, reports, sales literature and advertising, and any other documents required to be filed with any applicable Government Entity and any required amendments thereto.
(e)Buyer Funds’ Board. Each of the Buyer Funds is governed by a board of trustees or board of directors at least 75% of whom are not “interested persons” (as defined in the Investment Company Act) of Buyer or any Buyer Fund.
(f)Fund Shares. (i) All issued and outstanding Buyer Fund shares and all other interests, if applicable, have been (or, when created, will be) duly and validly issued, are (or, when created, will be) fully paid and, unless otherwise required by applicable Law, nonassessable, and were not issued (or, when created, will not be issued) in violation of preemptive or similar rights or applicable Law, (ii) in the past three (3) years, all outstanding Fund shares and all other interests, if applicable, that were (or, when created, will be) required to be registered under the Securities Act have been (or, when created, will be) sold pursuant to an effective registration statement filed thereunder (and,

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where applicable, under the Investment Company Act) and are (or, when created, will be) qualified in all material respects for sale, or an exemption from any requirement to so qualify is in full force and effect, in each state and territory of the United States and the District of Columbia and in any foreign jurisdiction to the extent required under applicable Law and (iii) no such registration statement contained, as of its effective date, any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or is subject to any stop order or similar order restricting its use.
(g)Contracts. Each material existing Contract (other than a Buyer Fund Contract subject to Section 15 of the Investment Company Act) to which a Buyer Fund is party is in full force and effect in all material respects, and is valid and binding on, and enforceable against, such Buyer Fund in all material respects, and, to the Knowledge of the Buyer, each other party thereto in all material respects, subject (in the case of enforceability) to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles. Each existing Buyer Fund Contract that is subject to Section 15 of the Investment Company Act to which a Buyer Fund is party is in full force and effect, and is valid and binding on, and enforceable against, such Buyer Fund, and, to the Knowledge of the Buyer, each other party thereto, subject (in the case of enforceability) to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution, delivery and performance by the Buyer Funds of each of the Ancillary Agreements, to which the Buyer Fund is or will be a party, and the consummation by the Buyer Funds of the Transactions, do not and will not assuming the receipt of all consents, approvals, waivers and authorizations and the making of the notices and filings referred to in Section 6.03, conflict with, or result in the breach of, or constitute a default under, or result in the termination, cancellation, modification or acceleration of any right or obligation of any Buyer Fund under any material Contract binding upon such Buyer Fund, other than any breach, default, termination, cancellation, modification, acceleration or violation that would not, individually or in the aggregate, reasonably be expected to be material.
(h)Policies and Procedures. Each Buyer Fund has written policies and procedures adopted pursuant to Rule 38a-1 of the Investment Company Act that are reasonably designed to prevent, detect and correct material violations of the Federal Securities Laws, as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. In the past three (3) years (or, if later, since its launch date), there have been no “Material Compliance Matters,” as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, for any Buyer Fund, other than those which (i) have been reported to the applicable Buyer Fund Board and satisfactorily remedied or are in the process of being remedied and (ii) would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on any Buyer Fund. Each Buyer Fund that is required to be registered under any other applicable Law, has, to the extent required by such other applicable Law, written policies and procedures that are reasonably designed to prevent, detect and correct material violations of such applicable Law, and, in the past three (3) years (or, if later, since its launch date), no such material violations have been detected other than those that have been satisfactorily remedied or are in the process of being remedied.

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(i)Records. The Buyer Funds have maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the Investment Company Act.
(j)Tax Qualification. Each Buyer Fund is qualified and has been qualified for all taxable years during which it has conducted business as a regulated investment company taxable under Subchapter M of Chapter 1 of the Code and under any similar provisions of state or local Law in any jurisdiction in which such Buyer Fund was required to file a Tax Return.
(k)Taxes. Each Buyer Fund (A) has duly and timely filed (within any applicable extension period) with the appropriate Taxing Authority all material Tax Returns required to have been filed by such Fund for periods ending on or before the Closing Date, and all such Tax Returns are true, accurate and complete in all material respects, (B) has timely paid, or withheld and paid over, all Taxes reflected on such Tax Returns, (C) that is intended to be a tax-exempt municipal bond fund has satisfied the requirements of Section 852(b)(5) of the Code, and is qualified to pay exempt interest dividends as defined therein, and (D) with variable insurance trust portfolios has complied with the diversification requirements of Section 817 of the Code. There are no Encumbrances (other than Permitted Encumbrances) on any of the assets of any Buyer Fund that arose in connection with any failure (or alleged failure) to pay any such Tax or file any Tax Return. No Buyer Fund has received any written notice regarding any audit, examination or investigation by a Taxing Authority with respect to Taxes. No Buyer Fund has, directly or indirectly, participated in any transaction that would constitute a “reportable transaction” or “listed transaction” as defined in Treasury Regulation § 1.6011-4.
(l)Existing Buyer Fund Contracts. All investment advisory-related services are being rendered to any Buyer Fund pursuant to Contracts that have been duly approved, continued and at all times in the past three (3) years (or, if later, since its launch date) has been in compliance with the Investment Company Act, and (ii) each such Contract, whether or not subject to Section 15 of the Investment Company Act, has been performed by the Business in the past three (3) years (or, if later, since its launch date) in accordance with its terms.
Section 3.16. No Other Representations and Warranties.
(a)EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SPECIFICALLY INCLUDED IN ARTICLE 3 OF THIS AGREEMENT OR IN THE ANCILLARY AGREEMENTS, NEITHER THE BUYER, THE BUYER FUNDS NOR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES, OR ANY OTHER PERSON ON BEHALF OF ANY OF THEM, MAKES ANY OTHER REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER (WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED), WITH RESPECT TO OR REGARDING THE BUYER, THE BUYER FUNDS OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES, OR THEIR RESPECTIVE BUSINESSES, THIS AGREEMENT, THE ANCILLARY AGREEMENTS OR THE TRANSACTIONS.
(b)EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SPECIFICALLY INCLUDED IN ARTICLE 3 OF THIS AGREEMENT OR IN THE ANCILLARY AGREEMENTS, THE BUYER DISCLAIMS, ON BEHALF OF ITSELF, THE BUYER FUNDS AND EACH OF

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THEIR RESPECTIVE AFFILIATES AND REPRESENTATIVES: (I) ANY OTHER REPRESENTATIONS OR WARRANTIES, WHETHER MADE BY, ON BEHALF OF OR REGARDING THE BUYER, THE BUYER FUNDS, THEIR RESPECTIVE BUSINESSES OR ASSETS, OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES, OR ANY OTHER PERSON, AND (II) ALL LIABILITY AND RESPONSIBILITY FOR ANY OTHER REPRESENTATION, WARRANTY, OPINION, PROJECTION, ESTIMATE, FORECAST, ADVICE, STATEMENT OR INFORMATION MADE, COMMUNICATED OR FURNISHED (ORALLY OR IN WRITING) TO THE SELLER, PARENT, THE FUNDS OR FUND BOARD OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES (INCLUDING ANY
OPINION, PROJECTION, ESTIMATE, FORECAST, ADVICE, STATEMENT OR INFORMATION THAT MAY HAVE BEEN OR MAY BE PROVIDED TO THE SELLER, PARENT, THE FUNDS (OR FUND BOARD) OR THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES, BY ANY REPRESENTATIVE OF THE BUYER, THE BUYER FUNDS OR THEIR RESPECTIVE AFFILIATES).
ARTICLE 4
COVENANTS OF THE SELLER
Section 4.01. Conduct of the Business. The Seller agrees that:
(a)During the Interim Period, except (i) as set forth in Schedule 4.01(a), (ii) as required by any applicable Law or any applicable fiduciary duties, (iii) with the Buyer’s prior consent in writing (which consent shall not be unreasonably withheld, conditioned or delayed), or (iv) as otherwise expressly contemplated by this Agreement, the Seller (A) shall conduct the Business in the ordinary course in all material respects and use commercially reasonable efforts to preserve intact the material business and operations of the Business and preserve intact its material rights, franchises, goodwill and relationships with the Funds (including the Fund Board and shareholders of such Funds), the Clients and any applicable Government Entity having authority over the Business, and (B) without limiting the generality of the foregoing, shall not do any of the following with respect to the Business:
(i)    manage any Fund in violation of its investment objectives, strategies or policies set forth in its registration statement, or manage any Advisory Account in violation of its investment objective, strategies or policies included in the investment advisory contract for such Advisory Account or as otherwise agreed with the applicable Client;
(ii)    except in the ordinary course of business, amend, modify, terminate, cancel or waive any rights under any Assigned Contract or Existing Fund Contract;
(iii)    wind up, dissolve or terminate the Seller’s or any Fund’s existence;
(iv)    merge or consolidate with, purchase substantially all the assets of, or otherwise acquire any interest in (in each case by operation of law or otherwise) a business, organization or other Person, other than an Affiliate (provided, that if such Affiliate is the surviving entity, it agrees to be bound by, or join as a party to, this Agreement);

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(v)    organize, sponsor, start or otherwise create any additional fund registered under the Investment Company Act, or become an adviser or sub-advisor to any fund registered under the Investment Company Act;
(vi)    sell, transfer, lease, pledge, license, or otherwise dispose of any part of the Business subject to the Transactions, including the Acquired Assets, or render any rights therein not in full force and effect, except in the ordinary course and in a manner consistent with its past practices, this Agreement and the Ancillary Agreements;
(vii)    allow any of the Acquired Assets to become subject to any Encumbrance other than Permitted Encumbrances;
(viii)    terminate or allow to lapse without a commercially reasonable substitute policy therefor any existing property, casualty, errors and omissions, liability, fidelity or other insurance policies or bonds material to the Acquired Assets or the Business;
(ix)    take (or intentionally omit to take) any action affecting the Seller’s or Parent’s, or, as applicable, any Fund’s, authority and ability to execute, deliver and perform under this Agreement or any Ancillary Agreement, or the enforceability against the Seller or Parent, or, as applicable, any Fund, of this Agreement or any Ancillary Agreement; or
(x)    authorize or enter into any Contract or commitment with respect to any of the foregoing.
(b)During the Interim Period, the Seller shall use commercially reasonable efforts to cause each Fund and, to the extent within the Seller’s control, each Advisory Account to conduct its business only in the ordinary course and in a manner consistent with its past practices, this Agreement and the Ancillary Agreements (except to the extent otherwise specifically provided in this Agreement) and applicable Law. Without limiting the foregoing, during the Interim Period, the Seller shall:
(i)    use commercially reasonable efforts to cause each Fund, and, to the extent applicable and within the Seller’s control, each Advisory Account, not to:
(A)    implement any material changes in such Fund’s or Advisory Account’s investment objectives, investment strategies, investment policies and practices without prior consultation with the Buyer;
(B)    enter into any Contract, or permit any amendment, supplement, waiver or other modification of any Contract necessary for the operation of any Fund’s or Advisory Account’s business, or take any action impairing, terminating or waiving any product’s rights under such a Contract, in each case except in the ordinary course and in a manner consistent with its past practices, this Agreement and the Ancillary Agreements (and except to the extent otherwise specifically provided in this Agreement);

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(C)    terminate without a commercially reasonable substitute policy therefor any existing property, casualty, errors and omissions, liability, fidelity or other insurance policies or bonds material to such Funds or Advisory Accounts; and
(D)    authorize or enter into any Contract or commitment with respect to any of the foregoing;
(ii)    promptly notify the Buyer of any material changes in the policies and practices of each Fund or Advisory Account, including any changes in the portfolio managers responsible for the day-to-day management of any such Fund’s or Advisory Account’s portfolio;
(iii)    not change any material accounting principles, policies, or practices, or related methodologies of or relating to any Fund or Advisory Account, except to the extent required by GAAP or applicable Law; and
(iv)    not materially change any fee waiver or expense reimbursement practice or policy with respect to any Fund or Advisory Account without providing prior notice to the Buyer.
(c)During the Interim Period, each of the Seller and Parent agree that they will not, and shall cause their respective Affiliates not to, add any assets or take any action or engage in transactions, in each case, outside the ordinary course with the intention of artificially increasing Adjusted Assets Under Management. If any addition, action, or manipulation occurs in violation of this Section 4.01(c), the Seller and Parent shall promptly (and, in any case, prior to the Closing) notify the Buyer in writing of such occurrence and the amount of Adjusted Assets Under Management involved.
Section 4.02. Access to Information.
(a)During the Interim Period, the Seller will give the Buyer and its Representatives reasonable access to the Identified Employees and the Business Records. Any investigation pursuant to this Section 4.02(a) shall be conducted with advance notice during normal business hours and in such manner as not to interfere unreasonably with the conduct of the Business, and all of such furnished information shall be subject to the terms of the Confidentiality Agreement, the provisions of which are hereby incorporated into this Agreement and acknowledged by the Parties as a continuing obligation in accordance with its terms.
(b)From and after the Closing Date, upon reasonable notice and subject to applicable Laws relating to the exchange of information, the Seller will promptly provide the Buyer and its Representatives reasonable access to the books of account, financial and other records (including accountant’s work papers), information, employees and auditors of the Seller to the extent reasonably necessary for the Buyer in connection with any audit, investigation, dispute or litigation, in each case, to the extent (i) relating to the Business or (ii) reasonably necessary to permit the Buyer to (A) prepare for and participate in any investigation or information request or defend any Legal Proceeding relating to or involving such Persons and the Business (including the Funds) or (B) comply with financial and Tax reporting requirements relating to the Business (including the Funds);

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provided that any such access by the Buyer shall be provided with advance notice during normal business hours and shall not unreasonably interfere with the conduct of the business of the Seller. The Buyer shall bear all out-of-pocket costs and expenses (including attorneys’ fees) reasonably incurred in connection with the foregoing.
(c)During the Interim Period and after the Closing, the Seller shall take (or cause the Funds to take) any necessary steps to provide the Buyer, the Buyer Funds, and their respective Affiliates and service providers access to or copies of, as reasonably necessary, (i) each Fund’s shares and transfer agency records, (ii) the Funds’ financial and custodial records, and (iii) other assets, records, documents and Contracts as is necessary and appropriate in regard to completing post-Fund Merger conversions and to permit the Buyer, the Buyer Funds, and their respective Affiliates and service providers to render ongoing services with respect to each Fund’s shareholders who become shareholders of the Buyer Funds.
(d)Notwithstanding the foregoing, the Buyer shall not have access to (without the Seller’s prior written consent) (i) materials entitled to legal privilege (or which could jeopardize the attorney-client privilege of the Seller or its Affiliates), (ii) personnel records of the Seller relating to individual performance or evaluation records, medical histories or other information that in the Seller’s good faith opinion is sensitive or the disclosure of which could subject the Seller to risk of liability, (iii) other information that in the Seller’s good faith opinion could reasonably be expected to subject the Seller to liability or (iv) any other information of the Seller or its Affiliates not relating to the Business or this Agreement. The Parties shall endeavor in good faith to make appropriate substitute disclosure arrangements, if practicable, in a manner that does not give rise to any of the circumstances referred to in the preceding sentence.
Section 4.03. Non-Hire; Non-Competition.
(a)As an inducement to the Buyer to enter into this Agreement and to more effectively protect the value and goodwill of the Business, each of the Seller and Parent hereby covenants and agrees that from the Closing Date until the fifth anniversary of the Closing Date, it will not, and it shall cause its Affiliates not to, directly or indirectly, solicit or hire any Transferred Employee; provided that the solicitation of any such Transferred Employee by the Seller or Parent or their respective Affiliates as a result of a general, non-targeted advertising (other than through internal job postings) or the use of an independent search firm that contacts such Transferred Employee without direction or advice by the Seller, Parent or their controlled Affiliates shall not be deemed to be a violation of this Section 4.03(a). The foregoing prohibition shall not apply to any Transferred Employee whose employment has been terminated by the Buyer or its applicable Affiliate after the Closing.
(b)As an inducement to the Buyer to enter into this Agreement and to more effectively protect the value and goodwill of the Business, each of the Seller and Parent hereby covenants and agrees that, for a period of five (5) years following the Closing Date, it will not, and it shall cause its Affiliates not to, sponsor, manage or advise (whether as advisor, sub-advisor or otherwise), operate or control any open-end investment company, or series thereof, registered pursuant to the Investment Company Act and having substantially similar investment objectives and investment strategies as any Fund (collectively, the “Restricted Business”); provided, however, that, notwithstanding the foregoing, the Seller, Parent and their Affiliates may (i) make investments in,

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sponsor and serve as investment adviser to any non-money market, open-end investment company, or series thereof, that has investment objectives or strategies substantially similar to the Funds provided that such open-end investment company, or series thereof, invests in more than one other open-end investment company (i.e., a fund of funds arrangement) (A) not advised, sub-advised or sponsored by the Seller, Parent or their Affiliates or (B) that are subadvised by more than one third party sub-advisor (i.e., third party sub-advised funds), except, that the exception set forth in this subparagraph (i) shall not apply for a period of two (2) years following the Closing Date in the case of an open-end investment company, or series thereof, that has a substantially similar investment objective and investment strategy as the PNC Emerging Markets Fund, PNC International Equity Fund or PNC International Growth Fund; (ii) make investments of up to 5% in the equity of any publicly traded company engaged in the Restricted Business, (iii) make and hold investments for the Seller, Parent or their respective Affiliates or for investment advisory clients (including in open-end investment companies), (iv) engage in investment banking and broker-dealer activities in the ordinary course of business, (v) consummate any merger, consolidation, acquisition or similar transaction with any Person so long as (A) the primary purpose of such transaction is not to conduct the Restricted Business or (B) such Person does not own or operate a material Restricted Business as measured against the total business of such Person, and (vi) continue to own, directly or indirectly, equity securities in BlackRock, Inc. and its current and future Subsidiaries, and none of the foregoing shall be deemed a violation of this Section 4.03(b). As a further inducement to the Buyer to enter into this Agreement and to more effectively protect the value and goodwill of the Cash Solutions Business, each of the Seller and Parent hereby further covenants and agrees that, for a period of five (5) years following the Closing Date, it will not, and it shall cause its Affiliates not to, intentionally, and in a targeted manner, solicit shareholders of the Funds in the Cash Solutions Business that become shareholders of a Buyer Fund as a result of a Fund Merger for, or otherwise intentionally, in a targeted manner, endeavor to transfer assets of such shareholders in such Buyer Fund to, any non-registered common or collective investment trust or stable value investment vehicle that is the equivalent of a money fund or liquidity product having substantially similar investment objectives and investment strategies as any Fund in the Cash Solutions Business (for the avoidance of doubt, this does not encompass insured deposit products); provided that this restriction shall in no way prevent (a) any such shareholder who is already invested in any such common or collective investment trust or stable value investment vehicle as of the Closing from investing or transferring additional funds into such common or collective investment trust or stable value investment vehicle (regardless of the source of such funds), (b) the Seller, Parent or any of their respective Affiliates from acting upon a client request or instruction, or (c) the Seller, Parent or any of their respective Affiliates from exercising its fiduciary duties, including as a result of a change in circumstance of a client or customer, complying with applicable Law or otherwise acting in the best interests of any such shareholder who is a customer or client of the Seller, Parent or any of their respective Affiliates.
(c)The restrictive covenants contained in this Section 4.03 are each a covenant independent of any other provision of this Agreement, and the existence of any claim that any Party may allege against any other Party, whether based on this Agreement or otherwise, other than a claim for the failure to pay the Fixed Upfront Payment pursuant to Section 1.04(b) or any amounts due pursuant to Section 1.05, shall not prevent the enforcement of these covenants. Except as otherwise provided in the following sentence, if any provision contained in this Section 4.03 shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section 4.03, but this Section 4.03 shall

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be construed as if such invalid, illegal or unenforceable provision had never been contained in this Agreement. It is the intention of the Parties that if any of the restrictions or covenants contained in this Agreement is held to be for a length of time that is not permitted by applicable Law, or in any way construed to be to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under applicable Law, a court of competent jurisdiction shall construe and interpret or reform this Section 4.03 to provide for a covenant having the maximum enforceable time period and other provisions (not greater than those contained in this Agreement) as shall be valid and enforceable under such applicable Law. The Seller acknowledges that the Buyer would be irreparably harmed by any breach of this Section 4.03 and that there would be no adequate remedy at Law or in damages to compensate the Buyer for any such breach. The Seller agrees that the Buyer shall be entitled to seek injunctive relief against the Seller with respect to this Section 4.03, in addition to any other remedy to which the Buyer may be entitled at law or in equity. In the event of a Legal Proceeding regarding any of the restrictive covenants set forth herein, the prevailing Party in such Legal Proceeding shall, in addition to any other remedies the prevailing Party may obtain in such Legal Proceeding, be entitled to recover from the other Party or Parties its reasonable legal fees and out-of-pocket costs incurred by such Party in enforcing or defending its rights hereunder.
Section 4.04. Termination of Existing Agreements. The Seller shall take (or cause to be taken), as applicable, all action necessary and appropriate to terminate all Contracts between or among the Seller and its Affiliates, or any of them, or any other Person, on the one hand, and the Funds, on the other, effective before, as of the Closing, or as promptly as practicable after the Closing in connection with the liquidation and termination of the Funds.
Section 4.05. Confidentiality. From and after the Closing, the Seller and Parent shall, and shall cause their respective Affiliates to, hold in confidence any and all information, whether written or oral, concerning the Business or Acquired Assets, except to the extent that such information (a) is generally available to and known by the public through no fault of the Seller, Parent, the Funds, or any of their respective Affiliates; (b) is lawfully acquired by the Seller, Parent, the Funds, or any of their respective Affiliates from sources which are not prohibited from disclosing such information by a legal, contractual or fiduciary obligation; or (c) is required to be included in a regulatory filing with any Government Entity. If the Seller, Parent, the Funds or any of their respective Affiliates are compelled to disclose any information by judicial or administrative process or by other requirements of Law, the Seller shall promptly notify the Buyer in writing to the extent permitted by Law; provided that the Buyer shall not have any obligation to seek the consent of, or any waiver from, any Government Entity to permit such disclosure where it would otherwise be prohibited by applicable Law. In such a case, Parent, the Seller or their Affiliates shall disclose (and shall use commercially reasonable efforts to seek to cause the applicable Fund or its Affiliates to disclose) only that information (or portion thereof) which Parent, the Seller, the Funds or their respective Affiliates reasonably and in good faith believe is required to be disclosed, and shall use commercially reasonable efforts to seek to obtain (or to cause the Funds to seek to obtain) a protective order or other reasonable assurance that confidential treatment will be accorded such disclosed information.
Section 4.06. Exclusivity. The Seller and Parent agree that, during the Interim Period, they shall not, directly or indirectly, solicit, initiate, encourage, entertain or discuss (and shall not permit any Affiliate, employee, officer, director, trustee, manager, agent or other person acting on their behalf to solicit, initiate, encourage, entertain or discuss) any inquiries, proposals or offers involving

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any Takeover Proposal or provide any information to any other Person in connection with (or with the intent of soliciting or facilitating) a Takeover Proposal, other than information which is traditionally provided in the ordinary course of the Business and the Funds’ operations relating to any Fund. The Seller and Parent further agree to, during the Interim Period, notify the Buyer within one (1) Business Day should either of them, or any Affiliate, or, to the Seller’s Knowledge, any Fund (including any Fund Board), discuss with a third party, or receive, any written or oral inquiries, proposals or offers involving any Takeover Proposal. Parent and the Seller further agree, during the Interim Period, not to (and shall not permit any Affiliate, employee, officer, director, trustee, manager, agent or other Person acting on their behalf to) recommend to the Fund Board or support any Takeover Proposal involving any Fund.
Section 4.07. Covenants with Respect to Money Market Fund Fund Mergers.
Except as specifically contemplated below, the following covenants apply during the Interim Period. This Section 4.07 also remains subject to the fiduciary obligations and determinations of the respective Fund Board (as applicable) and Buyer Fund Board (as applicable), and, as applicable, compliance with any policies and procedures of the Parties relating to the proposed Fund Mergers.
(a)General. The Seller acknowledges and agrees that, in effecting the proposed Fund Mergers as contemplated in this Agreement and the applicable Fund Reorganization Agreements, it is intended that: (i) shareholders or entitlement holders of the Money Market Funds receive the same number of shares of a Buyer Fund as such shareholder or entitlement holder had in the applicable Money Market Fund immediately prior to the Closing; (ii) the Money Market Funds do not fluctuate from a stable net asset value of one dollar ($1.00) per share in accordance with Rule 2a-7 under the Investment Company Act; and (iii) the Buyer Funds receive at least one dollar ($1.00) in market value for each share issued by it.
(b)Monitoring.
(i)    The Parties agree to monitor, on a regular basis, the holdings of the Money Market Funds, including with respect to liquidity, credit quality, duration and portfolio structure. The Parties also agree to consult regularly regarding the potential impact of the Fund Mergers involving the Money Market Funds, as well as the appropriate actions that should be taken to seek to minimize the potential for material, negative impacts as a result of such Fund Mergers.
(ii)    From the Buyer’s perspective, the review of a Money Market Fund will entail, among other potential considerations, (A) confirmation that the applicable pro forma weighted average portfolio life and dollar-weighted average portfolio maturity of the post-Fund Merger Buyer Fund will be appropriate to such Buyer Fund’s objective of maintaining a stable net asset value per share, (B) the making of minimum credit risk determinations regarding portfolio securities in accordance with the procedures adopted by the Buyer Funds’ Board, including, as appropriate and consistent with the Buyer Fund’s applicable credit standards, seeking approval to add portfolio securities held by the applicable Money Market Fund to the Buyer’s approved list of securities, (C) confirmation that portfolio securities have remaining maturities of three hundred ninetyseven (397) days or less (as determined under Rule 2a-7(i) under the Investment Company Act), and (D) a review of the potential benefits of the proposed Fund Mergers (including the size of the portfolio, number and types

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of securities, and ability to reinvest in higher yielding securities, among other potential benefits).
(iii)    As reasonably requested, each Party also agrees to fully cooperate with the other Parties in connection with such monitoring and consultation, and with respect to any actions taken to seek to minimize the potential for adverse, negative impacts.
(iv)    Prior to and after the Closing, the Buyer may from time to time advise and consult with the Buyer Fund Board and/or counsel to the independent trustees of the Buyer Fund Board regarding the most recent shadow market net asset values (“Market NAVs”) when calculated as contemplated in this Section 4.07, any determinations made as contemplated in this Section 4.07, the potential impact of the proposed applicable Fund Mergers on a Buyer Fund and any other matters relating to this Section 4.07. The Seller also may from time to time similarly consult with the Fund Board or counsel to the Fund Board of the applicable Money Market Fund.
(c)Valuation. The Parties specifically agree that the Market NAV calculations contemplated in this Section 4.07 shall be conducted in accordance with the procedures adopted by the Buyer Fund Board for each Buyer Fund as implemented with the assistance of the valuation committee appointed by such Buyer Fund Board. On the Business Day prior to the date of each calculation, the Seller will provide to the Buyer all portfolio, accounting and other information necessary to make such calculation, as previously requested by the Buyer. The Buyer shall notify the Seller of the Market NAV for the Buyer Fund and of the applicable Money Market Fund by no later than the second Business Day after each calculation (except in the case of the last calculation on the Business Day before the Closing Date for which such notice will be provided no later than the Closing Date). These valuations, as well as any other valuations contemplated in this Section 4.07 below, are being done for the purposes set forth in this Section 4.07 and are not intended to modify the valuation provisions set forth in the applicable Fund Reorganization Agreement.
(d)Fund Mergers. The Parties agree that, in addition to the above provisions in clauses (a) through (c) of this Section 4.07, the following provisions also apply with respect to each applicable Fund Merger that is consummated on the Closing Date:
(i)    Periodic Calculation of Market NAVs. The Buyer shall calculate, rounding to the fourth decimal place (i.e., $1.0000): (x) the Market NAV of the Money Market Fund and the Buyer Fund, and (y) the Market NAV of the Buyer Fund assuming consummation of the applicable Fund Merger contemplated by the proposed Fund Reorganization Agreement, as of each of the following dates:
(A)At least once each month on a date as of which the Buyer would normally calculate the Market NAV of an applicable Buyer Fund in accordance with its standard procedures;
(B)On the date that is four (4) Business Days prior to the Closing Date; and
(C)On the date that is one (1) Business Day prior to the Closing Date.

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(ii)Reimbursements to Cover Realized Losses or Permanent Impairments. The Seller shall (and Parent shall cause the Seller to) notify the Buyer in writing of any transactions by any Money Market Fund that result in a change to Realized Losses of such Money Market Fund, including the “accumulated net realized loss” reported in such applicable Money Market Fund’s audited Statement of Assets and Liabilities as of May 30, 2018. The Seller shall provide such written notice within one Business Day of the date of any such transaction. As used in this section, “Realized Losses” means, with respect to any Money Market Fund as of the date of calculation, the excess, if any, of (x) the aggregate number of shares of such Money Market Fund outstanding on such date multiplied by $1.00, over (y) the total net assets of such Money Market Fund as of such date in accordance with GAAP as consistently applied, assuming that market value of the assets of such Money Market Fund will be their amortized cost. Estimates of the Realized Losses of the Money Market Funds as of the date of this Agreement are set forth on Schedule 4.07. After the Seller delivers the final Schedule 4.07 as contemplated in such Schedule, the Seller shall use commercially reasonable efforts to avoid any further Realized Losses in respect of each Money Market Fund. Any time the Seller delivers a revised Schedule 4.07 the Seller agrees to discuss with the Buyer any questions the Buyer may have regarding the amount of Realized Losses reflected on such revised Schedule. Each of the Seller and Parent agree that either the Seller or Parent shall reimburse each applicable Money Market Fund for the full amount of any Realized Losses (and/or any other transaction that has caused a permanent impairment) on or before the Closing Date.
(iii)Distributions of Realized Gains. Prior to the Closing, the Seller shall use commercially reasonable efforts to cause each Money Market Fund to declare and distribute a dividend in the amount of any net realized capital gains in such Money Market Fund prior to the Closing.
(iv)Calculations of Market NAVs and Closing Market NAVs. When calculating the Market NAV of a Money Market Fund as provided in this Section 4.07(d), the Buyer will (A) include amounts for any Realized Losses as if such Realized Losses were already reimbursed (so long as the Seller reimburses such Realized Losses prior to Closing) and (B) exclude any net realized capital gains that would be distributed by such dividend, in each case based on the accounting information provided by the Seller. As of the Closing, the Buyer shall cause the calculation of (i) the Market NAV (as of the Closing, but prior to the applicable Fund Merger occurring) of (A) each applicable Buyer Fund assuming that, if applicable, a dividend was distributed by such Buyer Fund as if it were subject to Section 4.07(d)(iii) above (such that any net realized gains are excluded from the calculation) and (B) each applicable Money Market Fund (after giving effect to any reimbursement of Realized Losses (or any transaction that has caused a permanent impairment)|) as contemplated in Section 4.07(d)(ii) above and any dividend that was distributed as contemplated in Section 4.07(d)(iii) (each an “Individual Closing Market NAV” and, collectively, the “Individual Closing Market NAVs”), and (ii) the Market NAV of each applicable Buyer Fund as of immediately after the applicable Fund Merger has been consummated (on a basis consistent with the calculations in clause (A) above, except that the reorganization Transaction shall have occurred) (the “PostReorganization Closing Market NAV”).

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(v)Closing Contributions. In addition to the actions described above, and any other actions that the Parties may mutually agree to be taken prior to the Closing, the Parties agree that if a Fund Merger would, absent a capital contribution to the applicable Money Market Fund, result in the Individual Closing Market NAV of the applicable
Buyer Fund exceeding the Post-Reorganization Closing Market NAV by more than the Change in NAV Threshold, then the Seller (or the Parent) shall contribute capital to such Money Market Fund an amount sufficient to reduce the excess of the Individual Closing Market NAV of the Buyer Fund over the Post-Reorganization Closing Market Value NAV to the Change in NAV Threshold, if, and only if, Buyer provides written notice to the Seller after the Closing and on or before the twenty-fifth (25th) day after the Closing that the Buyer has determined such a contribution is required. In determining whether to provide such written notice, the Buyer shall take into account (after consulting with counsel to the independent directors or trustees of the applicable Buyer Fund board and any board determinations on the applicable Fund Merger of the applicable Money Market Fund), as applicable: (1) whether the applicable Buyer Fund has had material net redemptions during such twenty-five (25) day period, (2) whether former shareholders and entitlement holders of the applicable Money Market Fund have redeemed a material number of shares from such Buyer Fund; (iii) whether the factors in (1) and (2) have had a dilutive impact on the Buyer Fund, and (iv) the credit quality, duration and portfolio structure of the applicable Money Market Fund, and related benefits of the applicable Fund Merger to the applicable Buyer Fund, and whether they negate or render immaterial any impact on the gross yield of the applicable Buyer Fund. If the Buyer makes the determination that such a contribution is required, (x) the Seller’s (and Parent’s) obligation to make such a contribution shall be satisfied by the Buyer deducting the amount of such contribution from the Cash Solutions Payment as contemplated in Section 1.05(a)(ii) and (y) the Buyer agrees to pay the amount of any required contribution to the applicable Buyer Fund, not later than three (3) Business Days next following the date on which the Cash Solutions Payment is paid (or such earlier date on which the Buyer determines such required contribution should be made).
(e)Nature of Contributions. The Seller (and Parent) and the Buyer shall not receive any shares or other consideration in exchange for any reimbursement or contributions made by or on behalf of the Seller (or Parent) pursuant to this Section 4.07 (including through any reduction in the Cash Solutions Payment) and any such reimbursements or contributions shall be excluded for purposes of calculating any dividends declared and distributed by any Money Market Fund on the Closing Date. To the extent that such contributions pursuant to this Section 4.07 constitute “financial support” or any other similar action reasonably intended to increase or stabilize the value or liquidity of any Money Market Fund which would necessitate a filing under Form N-CR, the Seller shall make (or cause to be made) such filing in a timely manner.
(f)Further Provision. As noted above, this Section 4.07 remains subject to the fiduciary obligations and determinations of the respective Fund Board and each Buyer Fund Board, and compliance with any policies and procedures of the Parties relating to the proposed applicable Fund Mergers. If at any time prior to the Closing a Fund Board or a Buyer Fund Board (in consultation with the Seller, in the case of the applicable Money Market Fund, or the Buyer, in the case of the applicable Buyer Fund), in the exercise of its fiduciary obligations, amends a policy or procedure or otherwise makes any determination that, in the reasonable judgment of a Party, requires modifications to this Section 4.07, the Parties agree to work together to seek to agree upon appropriate

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modifications to this Section 4.07 that are mutually acceptable to the Parties and the respective Fund Board and the Buyer Fund Board of the applicable Money Market Fund and the applicable Buyer Fund. If the Fund Board (in consultation with Seller) or the Buyer Fund Board of the applicable Buyer Fund (in consultation with the Buyer) revokes any approval of any proposed applicable Fund Merger prior to a Closing as defined in the applicable Fund Reorganization Agreement, then the Parties shall not be obligated to consummate the proposed applicable Fund Merger.
Section 4.08. Acknowledgement by the Seller and Parent. THE SELLER AND PARENT ACKNOWLEDGE AND AGREE THAT:
(a)THE REPRESENTATIONS AND WARRANTIES OF OR REGARDING THE BUYER, THE BUYER FUNDS, OR ANY OF THEIR RESPECTIVE AFFILIATES, SPECIFICALLY INCLUDED IN THIS AGREEMENT OR THE ANCILLARY AGREEMENTS CONSTITUTE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES OF THE BUYER AND THE BUYER FUNDS, OR ANY OF THEIR RESPECTIVE AFFILIATES, TO THE SELLER, PARENT, AND THE FUNDS IN CONNECTION WITH THE TRANSACTIONS.
(b)EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SPECIFICALLY INCLUDED IN THIS AGREEMENT OR THE ANCILLARY AGREEMENTS, THE SELLER AND PARENT HEREBY SPECIFICALLY DISCLAIM AND MAY NOT (HAS NOT AND WILL NOT) RELY ON (INCLUDING AS TO VERACITY), AND IRREVOCABLY AND UNCONDITIONALLY WAIVE AND RELEASE ANY CLAIMS
(WHETHER FOR BREACH OF CONTRACT, TORT, FRAUD OR OTHERWISE) BASED ON, ARISING FROM OR RELATING TO, ANY REPRESENTATION, WARRANTY, OR STATEMENT (WHETHER WRITTEN, ORAL, EXPRESSED OR IMPLIED) MADE OR SUPPLIED BY, OR ON BEHALF OF, THE BUYER, THE BUYER FUNDS, OR ANY OF
THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES, IN OR IN CONNECTION WITH ANY PROPOSAL OR OTHER DOCUMENT RELATING TO, OR MADE IN CONNECTION WITH ANY DISCUSSIONS, INVESTIGATION, DUE DILIGENCE OR NEGOTIATION RELATING TO, THIS AGREEMENT, THE ANCILLARY AGREEMENTS OR THE TRANSACTIONS OR THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE ANCILLARY AGREEMENTS, INCLUDING ANY REPRESENTATION, WARRANTY, OR STATEMENT (WHETHER WRITTEN, ORAL, EXPRESSED OR IMPLIED) RELATING TO THE ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED, THE SUCCESS OF THE TRANSACTIONS, INTEGRATION PLANS OR EFFORTS, ASSET LEVELS, CLIENT OR CUSTOMER TRACKING, SALES OR MARKETING PLANS OR EFFORTS, PROJECTIONS, ESTIMATES OR FORECASTS, FUTURE RESULTS OF OPERATIONS OR PROFITABILITY, GROSS OR NET REVENUES TO BE EARNED OR ACCRUED, AMOUNTS OF WAIVERS, ASSUMPTIONS, REIMBURSEMENTS, OR OTHER PAYMENTS, EXPENDITURES, DEDUCTIONS OR EXPENSES (OR ACCRUALS THEREFOR) OR PURCHASE PRICE PAYMENTS.
(c)ANY CLAIMS THE SELLER, PARENT OR THE FUNDS, OR ANY OF THEIR RESPECTIVE AFFILIATES, MAY HAVE FOR A BREACH OF REPRESENTATION OR WARRANTY SHALL BE BASED SOLELY ON THE REPRESENTATIONS AND

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WARRANTIES OF OR REGARDING THE BUYER, THE BUYER FUNDS OR ANY OF THEIR RESPECTIVE AFFILIATES AS SET FORTH IN THIS AGREEMENT OR THE ANCILLARY AGREEMENTS.
(d)THE SELLER AND PARENT ACKNOWLEDGE AND AGREE THAT (I) THE SELLER, THE PARENT, AND THEIR RESPECTIVE AFFILIATES HAVE MADE THEIR OWN INQUIRY AND INVESTIGATION INTO THE BUYER AND THE BUYER FUNDS, AS WELL AS THE TRANSACTIONS, AND, BASED THEREON, THE SELLER AND PARENT HAVE FORMED AN INDEPENDENT JUDGMENT CONCERNING THE TRANSACTIONS, AND (II) SUCH PERSON AND THE FUNDS HAVE BEEN FURNISHED WITH, OR GIVEN ADEQUATE ACCESS TO, SUCH INFORMATION ABOUT THE BUYER AND THE BUYER FUNDS, AND THE TRANSACTIONS, AS SUCH PERSON OR THE FUNDS HAS REQUESTED.
ARTICLE 5
COVENANTS OF THE BUYER
Section 5.01. Trademarks; Tradenames. As soon as practicable after the Closing Date (or in the case of use by any Fund or by the Buyer with respect to the name of any Fund, the date of the “Closing” as defined in the applicable Fund Reorganization Agreement) but in no event later than thirty (30) days thereafter (the “Trademark Transition Period”), the Buyer shall, and shall cause each of its Affiliates to, (a) cease any and all use of the Seller’s or its Affiliates’ marks or names set forth on Schedule 5.01 (collectively, the “Seller Marks”) and (b) remove, conceal, cover, redact and/or replace such Seller Marks from any and all materials and assets under the control or possession of the Buyer or any of its Affiliates that contain any Seller Marks; provided that the Buyer and its Affiliates may use such Seller Marks following the Trademark Transition Period solely to refer to the Business, Acquired Assets, Funds or Advisory Accounts in a historical manner as required by Law, as required for the continued use following the Closing of the performance track records of the Funds, including the Composites, in accordance with GIPS (or any successor standards to GIPS) and applicable Law, or as required in other disclosures required by applicable Law. Notwithstanding the foregoing, none of the Buyer Funds shall use a name that includes any Seller Marks. The Buyer acknowledges and agrees that the ownership of the Seller Marks will remain with the Seller and its Affiliates following the Closing.
Section 5.02. Access to Information.
(a)From and after the Closing Date, upon reasonable notice and subject to applicable Laws relating to the exchange of information, the Buyer will promptly provide the Seller and its Representatives reasonable access to the books of account, financial and other records (including accountant’s work papers), information, employees and auditors of the Buyer to the extent reasonably necessary for the Seller in connection with any audit, investigation, dispute or litigation, in each case, to the extent (i) relating to the Business or (ii) reasonably necessary to permit the Seller to (A) prepare for and participate in any investigation or information request or defend any Legal Proceeding relating to or involving such Persons and the Business or (B) comply with financial and Tax reporting requirements relating to the Business; provided that any such access by the Seller shall be provided with advance notice during normal business hours and shall not unreasonably interfere with the conduct of the business of the Buyer. The Seller shall bear all of the out-of-pocket costs and expenses (including attorneys’ fees) reasonably incurred in connection with the foregoing.

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(b)Notwithstanding the foregoing, the Seller shall not have access, without the Buyer’s written consent, to (i) materials entitled to legal privilege (or which could jeopardize the attorney-client privilege of the Buyer or its Affiliates), (ii) personnel records of the Buyer relating to individual performance or evaluation records, medical histories or other information that in the Buyer’s good faith opinion is sensitive or the disclosure of which could subject the Buyer to risk of liability, (iii) other information that in the Buyer’s good faith opinion could reasonably be expected to subject the Buyer to liability or (iv) any other information of the Buyer or its Affiliates not relating to the Business or this Agreement. The Parties shall endeavor in good faith to make appropriate substitute disclosure arrangements, if practicable, in a manner that does not give rise to any of the circumstances referred to in the preceding sentence.
(c)If, at any time prior to the fourth anniversary of the Closing Date, the Buyer acquires Knowledge of an inquiry, examination, investigation, or enforcement action by a Government Entity asserted against the Buyer, which, if adversely decided, would reasonably be expected to have a material adverse effect on the Buyer’s ability to fulfill its obligations under this Agreement and the Ancillary Agreements, or the viability of a Buyer Fund, the Buyer will promptly notify the Seller to the extent permitted by Law, provided that the Buyer shall not have any obligation to seek the consent of, or any waiver from, any Government Entity to permit such disclosure where it would otherwise be prohibited by applicable Law.
Section 5.03. Acknowledgement by the Buyer. THE BUYER ACKNOWLEDGES AND AGREES THAT:
(a)THE REPRESENTATIONS AND WARRANTIES OF OR REGARDING THE SELLER, PARENT AND THE FUNDS, OR ANY OF THEIR RESPECTIVE AFFILIATES, SPECIFICALLY INCLUDED IN THIS AGREEMENT OR THE ANCILLARY AGREEMENTS CONSTITUTE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES OF THE SELLER, PARENT AND THE FUNDS, OR ANY OF THEIR RESPECTIVE AFFILIATES, TO THE BUYER AND THE BUYER FUNDS, OR ANY OF THEIR RESPECTIVE AFFILIATES, IN CONNECTION WITH THE TRANSACTIONS.
(b)EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SPECIFICALLY INCLUDED IN THIS AGREEMENT OR THE ANCILLARY AGREEMENTS, THE BUYER HEREBY SPECIFICALLY DISCLAIMS AND MAY NOT (HAS NOT AND WILL NOT) RELY ON (INCLUDING AS TO VERACITY), AND IRREVOCABLY AND UNCONDITIONALLY WAIVES AND RELEASES ANY CLAIMS (WHETHER FOR BREACH OF CONTRACT, TORT, FRAUD OR OTHERWISE) BASED ON, ARISING FROM OR RELATING TO, ANY REPRESENTATION, WARRANTY, OR STATEMENT (WHETHER WRITTEN, ORAL, EXPRESSED OR IMPLIED) MADE OR SUPPLIED BY, OR ON BEHALF OF, THE SELLER, PARENT OR THE FUNDS, OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES, IN OR IN CONNECTION WITH ANY PROPOSAL OR OTHER DOCUMENT RELATING TO, OR MADE IN CONNECTION WITH ANY DISCUSSIONS, INVESTIGATION, DUE DILIGENCE OR NEGOTIATION RELATING TO, THIS AGREEMENT, THE ANCILLARY AGREEMENTS OR THE TRANSACTIONS OR THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE ANCILLARY AGREEMENTS, INCLUDING ANY REPRESENTATION, WARRANTY, OR STATEMENT

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(WHETHER WRITTEN, ORAL, EXPRESSED OR IMPLIED) RELATING TO THE ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED, THE SUCCESS OF THE TRANSACTIONS, INTEGRATION PLANS OR EFFORTS, ASSET LEVELS, CLIENT OR CUSTOMER TRACKING, SALES OR MARKETING PLANS OR EFFORTS, PROJECTIONS, ESTIMATES OR FORECASTS, FUTURE RESULTS OF OPERATIONS OR PROFITABILITY, GROSS OR NET REVENUES TO BE EARNED OR ACCRUED, AMOUNTS OF WAIVERS, ASSUMPTIONS, REIMBURSEMENTS, OR OTHER PAYMENTS, EXPENDITURES, DEDUCTIONS OR EXPENSES (OR ACCRUALS THEREFOR) OR PURCHASE PRICE PAYMENTS.
(c)ANY CLAIMS THE BUYER OR THE BUYER FUNDS, OR ANY OF THEIR RESPECTIVE AFFILIATES, MAY HAVE FOR A BREACH OF REPRESENTATION OR WARRANTY SHALL BE BASED SOLELY ON THE REPRESENTATIONS AND WARRANTIES OF OR REGARDING THE SELLER, PARENT, THE FUNDS OR ANY OF THEIR RESPECTIVE AFFILIATES AS SET FORTH IN THIS AGREEMENT OR THE ANCILLARY AGREEMENTS.
(d)THE BUYER ACKNOWLEDGES AND AGREES THAT (I) IT, THE BUYER FUNDS AND THEIR RESPECTIVE AFFILIATES HAVE MADE THEIR OWN INQUIRY AND INVESTIGATION INTO THE SELLER, PARENT AND THE FUNDS, AS WELL AS THE TRANSACTIONS, AND, BASED THEREON, THE BUYER AND THE BUYER FUNDS HAVE FORMED AN INDEPENDENT JUDGMENT CONCERNING THE TRANSACTIONS, AND (II) IT AND THE BUYER FUNDS HAVE BEEN FURNISHED WITH, OR GIVEN ADEQUATE ACCESS TO, SUCH INFORMATION ABOUT THE SELLER, PARENT AND THE FUNDS, AND THE TRANSACTIONS, AS IT HAS REQUESTED.

ARTICLE 6
COVENANTS OF THE PARTIES
Section 6.01. Commercially Reasonable Efforts; Further Assurances.
(a)Subject to the terms and conditions of this Agreement, the Parties will use their respective commercially reasonable efforts, subject to any applicable fiduciary duties and any applicable Laws, to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable Law to consummate the Transactions, including by using commercially reasonable efforts to promptly after the date of this Agreement (i) satisfy the Applicable Requirements and (ii) obtain any consents, waivers or approvals of any third parties (other than consents, waivers or approvals required to satisfy the Applicable Requirements) that are necessary or appropriate to assign the Assigned Contracts to the Buyer or its Subsidiaries at the Closing. The Parties agree to execute and deliver such other reasonable documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the Transactions.
(b)Such actions shall include (i) preparing and filing as promptly as reasonably practicable all documentation to effect all necessary notices, reports, and other filings and to obtain as promptly as reasonably practicable all actions, consents, registrations, approvals, waivers, orders, exemptions, Permits and authorizations necessary or advisable to be obtained from any third party

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or Government Entity in order to consummate the Transactions and (ii) taking all actions reasonably necessary in order to comply with or satisfy the requirements of any applicable Law or other requirements of any Government Entity that would prevent the consummation of the Transactions. In furtherance of the foregoing, the Parties shall use their respective commercially reasonable efforts to cooperate with one another in (A) determining whether any applicable action by or in respect of, or filing with, any Government Entity is required, or any actions, consents, registrations, approvals, waivers, orders, exemptions, Permits and authorizations are required to be obtained from parties to any material Contracts, in connection with the consummation of the Transactions and (b) taking such actions, making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, registrations, approvals, waivers, orders, exemptions, Permits and authorizations.
Section 6.02. Public Announcements. The Parties shall reasonably cooperate to prepare, and mutually agree to the text of, a public announcement regarding the Transactions following the execution of this Agreement. Notwithstanding the foregoing, none of the Parties will make any public announcement or issue any public communication regarding this Agreement or the Transactions or any matter related to the foregoing, without the prior written consent of the Seller, in the case of a public announcement or communication by the Buyer, or the Buyer, in the case of a public announcement or communication by the Seller, except (a) if such announcement or other communication is required by applicable Law or any listing agreement with any national securities exchange, in which case the disclosing Party shall, to the extent permitted by applicable Law or such listing agreement with any national securities exchange, first allow the Buyer or the Seller, as applicable, to review such announcement or communication and comment thereon, and the disclosing Party shall consider such comments in good faith, (b) internal announcements to employees of the Seller made by the Seller and (c) except as otherwise set forth in this Agreement, announcements and communications to Government Entities in connection with filings or Permits relating to the Transactions required to be made under this Agreement. Following the first public announcement of the Transactions as agreed to by the Parties, the Seller or a Fund may make such announcements from time to time to its customers, suppliers and other business relations as the Seller may reasonably determine is necessary to (i) comply with the requirements of any Contract to which the Seller or Fund is a party or (ii) consummate the Transactions.
Section 6.03. Fund and Advisory Contract Consents.
(a)Funds Mergers. With respect to each Fund:
(i)    The Seller agrees to use, and to cause each of its Affiliates to use, commercially reasonable efforts, subject to the Seller’s fiduciary duties and any applicable Laws, to satisfy the Applicable Requirements necessary to consummate each Fund Merger, including by providing to the Fund Board all information relating to the Buyer, the Buyer Funds and their respective Affiliates that is necessary or reasonably requested by the Fund Board to enable it to evaluate the foregoing.
(ii)    For each Fund, the Buyer shall, on a timely basis, use its commercially reasonable efforts to cause each respective Buyer Fund (if any) and the requisite investment advisers and other affiliated service providers thereto to be in each case properly organized

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and have the requisite regulatory approvals and registrations to enable the Fund Mergers to occur by the Closing.
(iii)    Each Party agrees to provide promptly in writing all information concerning itself and its Affiliates and the Funds (with respect to the Seller) and the Buyer Funds (with respect to the Buyer) required to be included in the proxy solicitation, or other consent solicitation, materials or government filings contemplated by this Section 6.03 (including the information required for any Buyer Fund Proxy under the Exchange Act or the Investment Company Act or under other applicable Laws). Each Party agrees to promptly correct such information if and to the extent that such information becomes false or misleading in any material respect.
(iv)    Following receipt of the applicable Required Board Approvals, (A) with respect to each Fund, the Buyer will use (or will cause an Affiliate to use) its commercially reasonable efforts to cause each Buyer Trust and Buyer Fund that is the party to such Fund’s proposed Fund Merger to prepare, file with the SEC (to the extent such filing is required) and take commercially reasonable steps to seek to cause to become effective as promptly as practicable, all securities registrations statements and prospectuses and proxy solicitation materials necessary to comply in all material respects with the applicable provisions of the Securities Act, Section 14 of the Exchange Act and Section 20 of the Investment Company Act, including a securities registration statement on SEC Form N-14 (or successor form thereto) containing a joint proxy statement and prospectus (a “Buyer Fund Proxy”), and (B) the Seller will use (or will cause an Affiliate to use) its commercially reasonable efforts to cause each such Fund to (1) mail such proxy solicitation materials (including, as applicable, a Buyer Fund Proxy) to the shareholders of such Fund as promptly as practicable after completion of the review of such proxy by the SEC and (2) as soon as practicable following the mailing of such proxy solicitation materials, submit, or cause to be submitted, to the shareholders of such Fund, for a vote at such shareholders meeting, for the purposes of obtaining the approval of such shareholders required to satisfy the Applicable Requirements with respect to such Fund Merger.
(v)    The Parties agree that consent for any Existing Fund Contract subject to Section 15(f) under the Investment Company Act with a Fund shall be deemed given for all purposes under this Agreement only if a Fund Merger has been approved, to the extent required, by the Fund Board under Section 6.03(a)(i) and by the shareholders of the applicable Fund in accordance with Section 6.03(a)(iv) and applicable Law.
(b)General.
(i)    During the Interim Period, the Parties shall communicate on a regular basis to stay apprised of such efforts to satisfy the Applicable Requirements with respect to each Investment Advisory Contract and Fund Merger and the Seller shall make available to the Buyer copies of all executed consents and other documents evidencing satisfaction of such Applicable Requirements.
(ii)    None of the Seller, the Buyer or any of their respective Affiliates shall have any obligation under this Agreement to pay any money or other consideration beyond a de

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minimis review charge to any Person that is a party to an Investment Advisory Contract or that otherwise is required to provide a consent or approval necessary to consummate the Transactions or to initiate any claim or Legal Proceeding against any such Person in order to obtain any required consent or approval necessary to consummate the Transactions or satisfy any Applicable Requirement (except, for the avoidance of doubt, the sharing of certain expenses by the Parties as contemplated in Section 12.03).
(c)In connection with the consent solicitations provided for in this Section 6.03 and Section 6.05, (i) the Buyer shall be provided a reasonable opportunity to review and comment on all consent materials to be used by the Seller or its Affiliates prior to distribution, and (ii) the Seller shall be provided a reasonable opportunity to review and comment on each Buyer Fund Proxy, and in each case, the reasonable comments of each Party shall be reflected in such materials. The Seller and its Affiliates shall promptly upon their receipt make available to the Buyer copies of materials filed as definitive additional materials or solicitation material pursuant to Rule 14a-6 or Rule 14a-12, relating to the consent solicitation provided for in this Section 6.03.
(d)Notwithstanding the foregoing, (i) in no event shall the Buyer be obligated to consummate a Fund Merger with respect to any applicable Money Market Fund that is a money market fund meeting the qualifications set forth in Rule 2a-7 under the Investment Company Act of 1940 in the event that (A) the Net Asset value of such Fund deviates from $1.00 per share by more than $0.005 at any time prior to or at the Closing (i.e., the Fund “breaks a buck”), and (B) such excess deviation is not cured by the Seller in a manner consistent with applicable Law; provided, however, that the foregoing shall not affect the Buyer’s obligations under this Agreement with respect to any other Fund, and (ii) in no event shall the Seller be obligated to consummate a Fund Merger with respect to any applicable Buyer Fund that is a money market fund meeting the qualifications set forth in Rule 2a-7 under the Investment Company Act of 1940 in the event that (A) the Net Asset value of such Buyer Fund deviates from $1.00 per share by more than $0.005 at any time prior to or at the Closing (i.e., the Fund “breaks a buck”), and (B) such excess deviation is not cured by the Buyer in a manner consistent with applicable Law; provided, however, that the foregoing shall not affect the Seller’s obligations under this Agreement with respect to any other Buyer Fund.
(e)Each Party agrees to use, and to cause each of its Affiliates to use, commercially reasonable efforts to provide to the other Party any information that is necessary or reasonably requested by the Fund Board, the Buyer Board or the Buyer Fund Board, as applicable, to enable such boards to evaluate the Transactions.
Section 6.04. Section 15(f).
(a)Each Party acknowledges and agrees that the Transactions are intended to qualify for the treatment described in, and satisfy the applicable requirements of, Section 15(f) of the Investment Company Act. In this regard, each Party, subject to their respective fiduciary duties and applicable Law, shall use commercially reasonable efforts to comply with the conditions of Section 15(f) of the Investment Company Act in respect of the transactions that are the subject of Section 15(f) of the Investment Company Act, including (i) by taking such action (or refraining from taking such action) as necessary so that for a period of three (3) years after the Closing Date, at least 75% of the applicable Buyer Fund Board of such Buyer Fund or any successor thereto (including by

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reorganization or otherwise) are not Interested Persons of (A) any investment adviser of such Buyer Fund after the Closing or (B) the investment adviser of such Buyer Fund (or the applicable predecessor Fund) prior to the Closing, and (ii) by not imposing or seeking to impose for a period of two (2) years after the Closing Date, any Unfair Burden on such Buyer Fund.
(b)In complying with Section 6.04(a)(i), each of the Buyer and the Seller, to the extent within its control, shall use commercially reasonable efforts to (i) if required, cause any employee, officer, director or agent of the Buyer, any Subsidiary of the Buyer or any of their respective Affiliated Persons who is a trustee or director of any Fund, any Buyer Fund or any successor thereto (including by reorganization or otherwise) to resign if necessary to maintain the percentage referred to in Section 6.04(a)(i) and (ii) ensure that vacancies on each Fund Board, Buyer Fund Board or any successor thereto (including by reorganization or otherwise) is filled by a Person who (A) is not an Interested Person of such an investment adviser referred to in Section 6.04(a)(i), (B) has been selected and proposed for election by a majority of the trustees or directors who are not Interested Persons and (C) has been elected by shareholders in accordance with Section 16(b) of the Investment Company Act.
(c)For a period of three (3) years after the Closing Date, the Buyer shall not engage, and shall use commercially reasonable efforts to cause its Affiliates not to engage, in any transaction that would constitute an “assignment” (as that term is defined under applicable provisions of the Investment Company Act and interpreted by the SEC) to a third party of any Investment Advisory Contract between the Buyer or any of its Affiliates, on the one hand, and any Fund or Buyer Fund, on the other hand, without first obtaining from the counterparty to such transaction a covenant in all material respects comparable to that contained in this Section 6.04.
(d)Neither Party, nor any of their Affiliated Persons, has, and each Party shall use commercially reasonable efforts to ensure, to the extent within their control, that no such Persons have, any express or implied understanding or arrangement that would reasonably be expected to impose an Unfair Burden on any Fund or any Buyer Fund as a result of the Transactions or that would in any way make unavailable to the Seller the benefits of Section 15(f) of the Investment Company Act, or any similar safe harbors provided by any applicable state Law, with respect to such Fund.
(e)The Buyer may elect, in lieu of the covenants set forth in the preceding paragraphs, to apply for and obtain an exemptive order under Section 6(c) of the Investment Company Act from the provisions of Section 15(f)(1)(A) of the Investment Company Act, in form and substance reasonably acceptable to the Seller.
Section 6.05. Client Consents.
(a)The Seller shall use commercially reasonable efforts, subject to the Seller’s fiduciary duties and any applicable Laws, to (and the Buyer shall provide reasonable cooperation to the Seller in connection therewith) obtain the affirmative and negative consents, as applicable, with respect to the Advisory Accounts specified on Schedule 6.05(a)(i) and Schedule 6.05(a)(ii) in the manner set forth below (collectively, the “Client Consents”). Promptly after the date of this Agreement, but in any event at least forty-five (45) days in advance of the Closing, the Seller will send either an affirmative consent notice or a negative consent notice to each Client of an Advisory Account,

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in each case as specified on Schedule 6.05(a)(i) and Schedule 6.05(a)(ii) and in the applicable form attached to this Agreement as Exhibit B-1 or Exhibit B-2 (a “Consent Notice”). If affirmative Client Consent is not received from any such Client (whether sent an affirmative or negative Consent Notice) of an Advisory Account within thirty (30) days after the applicable Consent Notice is sent, then the Seller will send a follow-up notice to each such Client promptly following the expiration of such 30-day period, in a form agreed between the Parties (the “Second Consent Notice”). The Parties agree that Client Consent shall be deemed obtained for all purposes under this Agreement as follows: (i) with respect to the Advisory Accounts requiring affirmative Client Consent as listed on Schedule 6.05(a)(i), upon receipt of the affirmative written Client Consent, and (ii) with respect to the Advisory Accounts permitting negative Client Consent as listed on Schedule 6.05(a)(ii), upon the earlier of (A) receipt of the affirmative written Client Consent or (B) fifteen (15) days following delivery of the Second Consent Notice by the Seller; provided, however, that any Client who has informed the Seller, whether orally or in writing of its intention to terminate its Investment Advisory Contract prior to the Closing shall be deemed not to have provided its consent for any purpose under this Agreement unless, as of the Closing Date, such notice shall have been rescinded or withdrawn.
Furthermore, any new Client that enters into an Investment Advisory Contract with respect to a New Advisory Account during the Interim Period that does not otherwise provide an affirmative Client Consent shall be deemed to have given such Client Consent if such Client signs an Investment Advisory Contract containing the required Client Consent to the assignment of such Investment Advisory Contract. Notwithstanding anything to the contrary contained in this Agreement, the Parties acknowledge and agree that neither the Seller nor any of its Affiliates shall (1) use any fiduciary authority or control the Seller or such Affiliate may have with respect to a Client to cause the sponsor of the Client or any other fiduciary of a Client, if any, to provide any necessary Client Consent or to take any other action contemplated by this Section 6.05(a), (2) provide investment advice (within the meaning of ERISA, Section 4975 of the Code or otherwise) with respect to any decision by any sponsor of any Client or any other fiduciary of a Client, if any, to provide any necessary Client Consent as contemplated by this Section 6.05(a) or (3) take any other action in obtaining any necessary Client Consent that could reasonably be expected to result in a violation of Section 406(b) of ERISA or Section 4975(c)(1)(E) or (F) of the Code with respect to any Plan Client. The Parties agree that if any affirmative consent is revoked by a Client prior to the Closing, such Client shall not be considered to have consented. The Parties also acknowledge and agree that, with respect to discretionary or model-based separately managed account programs, the sponsors of such programs may impose requirements with respect to the process of, and timing for, obtaining consents from underlying Clients, and the Parties agree to reasonably cooperate together, and with such program sponsors, to accommodate any such program sponsor’s requirements (subject to Section 6.03(b)(ii)).
(b)The Seller shall use commercially reasonable efforts to keep the Buyer apprised as soon as practicable of any material developments related to the Seller’s solicitation of the Client Consents. If the Seller has not received the Client Consent (or deemed Client Consent) of any Investment Advisory Contract in accordance with Section 6.05(a), then from and after the Closing, the Seller shall terminate the Advisory Account for which Client Consent (or deemed Client Consent) was not received in accordance with its terms.
(c)No later than three (3) Business Days prior to the Closing, the Seller shall provide the Buyer with an updated version of Schedule B reflecting any New Advisory Accounts and reflecting which Advisory Accounts have consented to the Transactions. If the Seller enters into

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any New Advisory Accounts after the updated version of Schedule B is provided to the Buyer and prior to the Closing, the Seller shall provide the Buyer with a further updated version of Schedule B reflecting such additional New Advisory Accounts and reflecting which Advisory Accounts have consented to the Transactions.
(d)If an Advisory Account Client consents to the assignment of the Client’s investment management agreement for the Client’s Advisory Account during the Interim Period, and such Client overtly expresses a desire to complete the assignment and have an advisory Subsidiary of the Buyer commence management of the Client’s Advisory Account prior to the Closing, and the Buyer is willing to have a designated advisory Subsidiary of the Buyer commence such management prior to the Closing, the Seller and the Buyer shall reasonably cooperate to effectuate the assignment of such Client’s Advisory Account to the applicable designated advisory Subsidiary of the Buyer in the best interest of such Client prior to the Closing. If the foregoing occurs, the “Closing Date” and the Closing with respect to such Advisory Account shall, for purposes of Articles 2 and 3, and Sections 9.02(b) and 9.03(b), be deemed to be the date and time, respectively, on which such assignment of such Client’s Advisory Account is effected.
Section 6.06. Required Share Redemption.
(a)The Parties acknowledge the requirements of the final regulations implementing Section 13 of the Bank Holding Company Act and related guidance on seeding period treatment for registered investment companies under FAQ #16 and that such regulations and Section 13 of the Bank Holding Company Act will require the Seller and its Affiliates to reduce their collective investments in the Seed Funds by the end of the seeding period indicated opposite each Seed Fund’s name on Section 2.24(m) of the Seller Disclosure Schedule (such date being, with respect to the applicable Fund, a “Required Redemption Date”). The Parties agree to reasonably cooperate to minimize any disruption to such Seed Funds that may result from the required redemption of seed money by the Seller and its Affiliates by the Required Redemption Date, including the following:
(b)If the Required Redemption Date for a Fund will occur on or before the Closing Date, then:
(i)    not later than three (3) Business Days prior to the applicable Required Redemption Date, the Seller will send to the Buyer written notice of the number of shares (the “Required Share Redemption Amount”) the Seller and its Affiliates must redeem from such Seed Fund so as to remain in compliance with applicable Laws (the “Required Share Redemption”);
(ii)    not later than two (2) Business Days prior to the applicable Required Redemption Date, the Parties will agree on an amount (the “Buyer Seed Money Investment Amount,” which will not exceed the Required Share Redemption Amount) the Buyer will invest in such Seed Fund in order to limit the disruption that may result from the Required Share Redemption; and
(iii)    on or before the Required Redemption Date, the Buyer will, contemporaneously with the Required Share Redemption, purchase shares from the

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applicable Seed Fund in an amount equal to the Buyer Seed Money Investment Amount (such purchase, a “Buyer Seed Money Investment”).
(c)If the Required Redemption Date for a Fund will occur after the Closing Date, then:
(i)    not later than three (3) Business Days prior to the Closing Date, the Seller will send to the Buyer written notice of the Required Share Redemption and Required Share Redemption Amount;
(ii)    not later than two (2) Business Days prior to the Closing Date, the Parties will agree on the Buyer Seed Money Investment Amount; and
(iii)    on the Business Day following the Closing Date, the Buyer will, contemporaneously with the Required Share Redemption, complete, if any, the Buyer Seed Money Investment.
(d)With respect to the ADR Advisory Account managed by the Transferred Employees in the International Equity Business, during the Interim Period, the Parties agree to reasonably cooperate to minimize any disruption to the ADR Advisory Account that may result from any redemption of assets invested in the ADR Advisory Account, including that Seller shall provide the Buyer with prompt notice of any planned redemption from the ADR Advisory Account, and the Buyer will, prior to or contemporaneously with such redemption, open an Advisory Account for the Buyer (or a designated advisory Subsidiary of the Buyer) in the same composite and strategy as the ADR Advisory Account by investing an amount equal to the redemption amount.
Section 6.07. Certain Post-Closing Filings. Following the Closing Date, the Parties agree to, or to cause their applicable Subsidiaries or Affiliates to, make all necessary filings relating to the Buyer Funds and the consummation of the Transactions that may be required to be made with any applicable Government Entity.
(a)The Seller agrees that it shall file, or cause to be filed, any and all reports or other filings on Form N-PX required to be filed by any Fund with respect to any period ending on or prior to the Closing Date. The Buyer agrees that it shall file, or cause to be filed, any and all reports or other filings on Form N-PX required to be filed by any Buyer Fund for any period after the Closing Date. The Seller agrees that they shall file, or cause to be filed, any and all reports or other filings on Form N-MFP required to be filed by any Money Market Fund with respect to any period prior to the Closing Date regardless of whether such report is required to be filed before or after the Closing Date.
(b)As promptly as reasonably possible following the Closing, the Seller shall file on behalf of Seller Trust and the Funds any final Form 24F-2 filing, Form N-CSR, Form N-CEN, Form N-PORT (as applicable), Form N-8F, or other required federal or state filings necessary or appropriate as a result of, or as reasonably requested by the Buyer in connection with, the Transactions and the termination of the existence of the Seller Trust and the Funds, within the time periods required by applicable Law and, as applicable, in a manner (after consultation with the Buyer) that is intended to maximize the economic benefit of redemptions attributable to any applicable Funds for the benefit of the Buyer Funds. With respect to Form 24F-2 filings, it is

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understood and agreed that redemptions attributable to the applicable Funds may be used for the benefit of the Buyer, the applicable Buyer Trusts or the applicable Buyer Funds to the extent that Form 24F-2 filing fees have been incurred on behalf of the applicable Funds.
Section 6.08. Prospectus and Statement of Additional Information Supplements.
(a)The Seller covenants that any information or data that describes Parent, the Seller, Seller Trust, or any Fund, or any of their respective Affiliates, or any of their respective business operations or plans, which is included in any Fund Prospectus or supplements thereto or in any registration or information statement on Form N-14 or any post-effective amendment thereto filed with the SEC after the date of this Agreement and required for any Fund or Buyer Fund shareholders meeting called for the purpose of obtaining shareholder approval of the Fund Reorganization Agreements (as applicable) or for providing notice to shareholders, and in any other document filed with the SEC or other Government Entity or in any Consent Notice or other document provided to Clients in connection with the Transactions, shall not contain, at the time any such Fund Prospectus, supplements, registration or information statement on Form N-14 or post-effective amendments thereto become effective, or at the time of such meeting, or at the time such document is furnished to the SEC or other Government Entity or any Client, any untrue statement of material fact or omit to state any material fact required to be stated therein, or necessary in order to make the statements made therein not misleading in the light of the circumstances under which they are made.
(b)The Buyer covenants that any information or data that describes the Buyer, the Buyer Trust or any Buyer Fund, or their respective Affiliates, or any of their respective business operations or plans, which is included in any Buyer Fund Prospectus or supplements thereto or in any Buyer Fund’s registration or information statement on Form N-14 (e.g., a Buyer Fund Proxy) or any post-effective amendment thereto filed with the SEC after the date of this Agreement and required for any Fund or Buyer Fund shareholders meeting called for the purpose of obtaining shareholder approval of the Reorganization Agreements (as applicable) or for providing notice to shareholders, and in any other document filed with the SEC or other Government Entity or in any Consent Notice or other document provided to Clients in connection with the Transactions, shall not contain, at the time any such Buyer Fund Prospectus, supplements, registration or information statement on Form N-14 or post-effective amendments thereto become effective, or at the time of such meeting, or at the time such document is furnished to the SEC or other Government Entity or any Client, any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary in order to make the statements made therein not misleading in the light of the circumstances under which they were made.
Section 6.09. Notices of Certain Events.
(a)During the Interim Period, each Party shall, to the extent not prohibited by applicable Law, promptly notify the other Party of (i) except for filings contemplated by this Agreement and communications with any Government Entity in the ordinary course of business, any written notice or other written communication from, or any written information provided to, any Government Entity received by such Party regarding the Transactions, and (ii) any Legal Proceeding as to which such Party gains Knowledge that (A) is commenced against, settled, otherwise concluded or which relates to a Party or a Fund or Buyer Fund (as applicable) and would reasonably be expected to have a material adverse effect on a Fund, Buyer Fund, Acquired Assets, the Advisory Accounts, the

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Business, the Transactions, this Agreement or any Ancillary Agreement, or (B) would delay, restrain, or enjoin the consummation of, or declare unlawful, the Transactions, or cause the Transactions to be rescinded or delay, restrain, or enjoin the performance of this Agreement or any Ancillary Agreement.
(b)From the Closing Date through the third (3rd) anniversary of the Closing Date, each Party shall, to the extent not prohibited by applicable Law, notify the other Party promptly of any Legal Proceeding as to which such Party gains Knowledge that (i) (A) is commenced against, settled, otherwise concluded or which relates to the Buyer, Parent or the Seller and would reasonably be expected to have a material adverse effect on any Fund, any Buyer Fund, any Buyer Trust, the Seller Trust, the Buyer, the Acquired Assets, the Advisory Accounts, the Business, the Transactions, this Agreement or any Ancillary Agreement or (B) with respect to such Legal Proceeding information or a report is, or is required to be, filed with the SEC relating in any way to or affecting any Fund, any Buyer Fund, any Buyer Trust, the Seller Trust, the Buyer, the Acquired Assets, the Advisory Accounts, the Business, the Transactions, this Agreement or any Ancillary Agreement or (ii) is commenced against or relates to any Buyer Trust, the Seller Trust, any Buyer Fund, any Fund or any Advisory Account, or (iii) would delay, restrain, or enjoin the consummation of, or declare unlawful, the Transactions, or cause the Transactions to be rescinded or delay, restrain, or enjoin the performance of this Agreement.
Each Party agrees to use commercially reasonable efforts to cause the Seller Trust, Funds, Buyer Trusts, or Buyer Funds (as applicable) to provide, to the extent not prohibited by applicable Law, to them notice of any such Legal Proceeding contemplated in clauses (i), (ii) or (iii) of this Section 6.09(b) of which any of their directors, trustees or officers become aware.
Section 6.10. Pro-Ration. It is the intention of the Parties that the Seller will operate the Business for its own account until the Closing, and that the Buyer shall operate the Business for its own account after the Closing Date. Thus, except as otherwise specifically provided in this Agreement, certain items of income and expense that relate to the Business, including real or personal property Taxes or similar ad valorem Taxes, shall be prorated as provided in this Section 6.10 and in accordance with the procedures set forth in Schedule 6.10. Those items being prorated will be handled at the Closing as an adjustment to the Fixed Upfront Payment, or if not able to be calculated prior to the Closing Date, as promptly as practicable thereafter, unless otherwise agreed by the Parties.
Section 6.11. Post-Signing Revisions to Exhibits B-1, B-2 and B-3. The Parties acknowledge that Exhibits B-1, B-2 and B-3 are draft forms of affirmative, negative and followup consent letters. The Parties agree to reasonably cooperate to finalize Exhibits B-1, B-2 and B3 promptly after the date of this Agreement and, upon the Parties mutually agreeing in writing that such Exhibits are final, such final Exhibits shall automatically be deemed to be Exhibits B-1, B-2 and B-3 to this Agreement without the need to amend this Agreement.
Section 6.12. Holdings in Buyer Funds. As of the date of this Agreement and through the execution of each Fund Reorganization Agreement, the Buyer and the Seller shall use commercially reasonable efforts to cooperate in monitoring whether the Seller and its Affiliates own, contract or hold with the power to vote five percent (5%) or more of the outstanding voting securities of any Buyer Fund. In the event that the Buyer or the Seller believe that the Seller or its Affiliates may own, contract or hold with the power to vote five percent (5%) or more of the outstanding voting

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securities of any Buyer Fund it will promptly notify the other of the identity of such Buyer Fund(s) and the percentage of ownership of such Buyer Fund(s). If with respect to any specific Fund Merger, the Seller Fund and the Buyer Fund involved in such Fund Merger become Affiliated Persons prior to the execution of the applicable Fund Reorganization Agreement such that Rule 17a-8 must be complied with in connection with such Fund Merger, the Parties will use commercially reasonable efforts to take the necessary steps (or cause the necessary steps to be taken) to comply with Rule 17a-8 and such compliance will be a condition precedent to the consummation of such Fund Merger.
ARTICLE 7
TRANSFER TAX AND BULK SALES MATTERS
Section 7.01. Transfer Taxes. All excise, sales, use, value added, rent, registration stamp, recording, documentary, conveyancing, transfer, and similar Taxes, levies, charges and fees incurred in connection with the Transactions (collectively, “Transfer Taxes”) shall be split equally (i.e., 50/50) between the Buyer and the Seller, and the Parties shall cooperate to prepare and file required Tax Returns or other documentation with respect to all such Transfer Taxes.
Section 7.02. Bulk Sales Laws. The Parties hereby waive compliance with the provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Acquired Assets to the Buyer.
Section 7.03. Tax Returns.
(a)The Seller agrees that it shall (i) prepare and timely file (within any applicable extension period), or cause to be prepared and timely filed (within any applicable extension period), any and all Tax Returns (including Internal Revenue Service Forms 1120-RIC, 8613 and 1099 and comparable Tax Returns required by any states) required to be filed by any Fund with respect to any period ending on or prior to the Closing Date, (ii) ensure that all such Tax Returns will be true, accurate and complete in all material respects, (iii) ensure that all Taxes, shown as payable on such Tax Returns, shall have been timely paid by the applicable Fund or provision has been made for the payment thereof, and (iv) ensure that each Fund intended to be a taxexempt municipal bond fund will satisfy the requirements of Section 852(b)(5) of the Code, and is qualified to pay exempt interest dividends as defined therein, through and until the Closing. The Buyer agrees that it shall (A) prepare and timely file (within any applicable extension period), or cause to be prepared and timely filed (within any applicable extension period), any and all Tax Returns (also including Internal Revenue Service Forms 1120-RIC, 8613 and 1099 and comparable Tax Returns required by any states) required to be filed by any Buyer Fund with respect to any period ending after the Closing Date, (B) ensure that all such Tax Returns will be true, accurate and complete in all material respects, (C) ensure that all Taxes shown as payable on such Tax Returns are timely paid by the applicable Buyer Fund, (D) ensure that each surviving Buyer Fund continues to qualify as a Regulated Investment Company after the Closing Date, and (E) ensure that each Buyer Fund intended to be a tax-exempt municipal bond fund will satisfy the requirements of Section 852(b)(5) of the Code, and is qualified to pay exempt interest dividends as defined therein, from and after the Closing.
(b)The Seller agrees that it shall (i) prepare and file, or cause to be prepared and filed, any and all Tax Returns required to be filed by the Seller with respect to Asset Level Taxes in respect of the ownership of the Acquired Assets and the operation of the Business by the Seller prior to the

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Closing, (ii) ensure that all such Tax Returns will be true, accurate and complete in all material respects, and (iii) ensure that all Asset Level Taxes shown as payable on such Tax Returns, the non-payment of which would result in an Encumbrance on any Acquired Asset or Liability to the Buyer (or any designated Subsidiary of the Buyer), shall have been timely paid by the Seller.
(c)The Seller and the Buyer shall reasonably cooperate and assist each other, and shall cause their respective Affiliates and Representatives to reasonably cooperate and provide assistance, as may reasonably be requested by any of them, with the preparation of any Tax Return, any Tax or financial audit, any financial statement, or any judicial or administrative proceedings, determinations or other Legal Proceeding relating to any Tax in respect of any Fund, Buyer Fund or any Transfer Tax. In addition, each Party shall retain and provide the other with access upon reasonable notice and during normal business hours to such records or information in respect of any Fund or Buyer Fund as may be relevant to such Tax Return, Tax or financial audit, financial statement, or proceeding, determination or other Legal Proceeding.
ARTICLE 8
EMPLOYEE MATTERS AND BENEFITS
Section 8.01. Identified Employees. The Buyer shall (a) conduct background checks, credential verifications and perform its other customary employee onboarding processes, and designate to which Identified Employees the Buyer intends to make offers of employment, prior to the execution of this Agreement, and (b) offer employment to such designated Identified Employees effective as of the Closing, in each case on terms consistent with this Article 8 and in accordance with the Buyer’s normal employment practices and policies. The Seller shall reasonably cooperate with the Buyer to request that each designated Identified Employee provide information, and complete necessary applications, compliance forms and other documents, as reasonably requested by the Buyer, and execute and deliver an offer letter, Agreement Regarding Confidential Information and other employment-related or compliance documents customarily required by the Buyer (collectively, the “Buyer Employment Documentation”) prior to the execution of this Agreement. Any Buyer Employment Documentation will be signed by the Buyer (or the applicable Subsidiary of the Buyer) and the applicable Identified Employee prior to the execution of this Agreement, and will become effective only upon the Closing occurring. Each Identified Employee who commences employment with the Buyer or one of its Subsidiaries on the Closing Date shall be referred to as a “Transferred Employee”.
Section 8.02. Employee Matters.
(a)Compensation and Benefits. For a period of at least one (1) year following the Closing Date, the Buyer shall provide to each Transferred Employee who remains employed with the Buyer or one of its Subsidiaries (i) a base salary or wage rate, (ii) annual bonus and other incentive compensation opportunities, (iii) severance and other termination benefits and (iv) welfare, retirement and other employee benefits, in each case, to such Transferred Employee that are comparable (including on terms and conditions) to those offered to other similarly situated employees of the Buyer or its Subsidiaries as of the Closing. Consistent with the Buyer’s standard practice, the Transferred Employees shall be first eligible to participate in the Buyer’s employee benefit plans as of the first day of the calendar month following the month in which they become employed by the Buyer.

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(b)Credit for Service. With respect to any “employee benefit plan,” as defined in Section 3(3) of ERISA, or other compensation arrangement (including, for the avoidance of doubt, any severance or vacation program or policy) maintained or provided by the Buyer or any of its Subsidiaries in which any Transferred Employee becomes a participant, such Transferred Employee shall receive full credit for all purposes for such Transferred Employee’s service with the Seller (or predecessor employers) to the same extent that such service was recognized as of the Closing Date under an analogous plan of the Seller in which the Transferred Employee participated; provided, that the foregoing shall not apply (i) with respect to benefit accrual under any defined benefit pension plan and (ii) to the extent that its application would result in a duplication of benefits.
(c)WARN Act Matters. The Seller shall bear Liabilities (if any) under the WARN Act resulting from any employment losses in connection with the Transactions.
(d)Payments to Transferred Employees. All amounts owed by the Seller and its Affiliates to the Transferred Employees through the Closing Date (including equity awards and accrued bonuses) shall be paid in full by the Seller or its Affiliates in accordance with the terms and conditions specified in letters delivered by the Seller and/or one or more of its Affiliates to the Transferred Employees prior to the Closing Date, true, accurate and complete copies of which will be made available to the Buyer prior to the Closing Date.
Section 8.03. No Amendment; No Third-Party Beneficiaries. Without limiting the generality of Section 12.08, nothing in this Article 8 or any other provision of this Agreement, whether express or implied, (a) shall limit the right of the Buyer or its Subsidiaries to amend, terminate or otherwise modify any employee benefit plan, agreement or other arrangement, including following the Closing Date or (b) shall confer upon any other Person who is not a Party (including any Identified Employee or any participant in any Benefit and Compensation Arrangement or other employee benefit plan, agreement or other arrangement (or any dependent or beneficiary thereof)) any right to continued or resumed employment or recall, any right to compensation or benefits, or any third-party beneficiary or other right of any kind or nature whatsoever.
ARTICLE 9
CONDITIONS TO CLOSING
Section 9.01. Conditions to Obligations of the Parties. The obligations of the Parties to consummate Transactions and effect the Closing are subject to the satisfaction of the following conditions:
(a)No Legal Proceeding shall have been brought and be pending, and no order, injunction or decree issued by any Government Entity of competent jurisdiction shall be in effect, and no provision of any applicable Law shall have been enacted, in each case which seeks to prohibit, enjoin or make illegal, or that prohibits, enjoins or makes illegal, the consummation of the Transactions.
(b)All authorizations, waivers, consents, approvals, filings, registrations, notices or Permits of, with or to any Government Entity required to be given, made or obtained in connection with executing and delivering this Agreement and consummating the Transactions shall have been given, made or obtained.

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(c)Any Buyer Fund, or Buyer Fund share class, that is to be created has been created, registered and/or organized as required under the Investment Company Act.
(d)All Applicable Requirements (including, if applicable, compliance with Rule 17a8) with respect to the Fund Mergers shall have been obtained and remain effective as of the Closing Date.
Section 9.02. Conditions to Obligation of the Buyer. The obligation of the Buyer to consummate the Closing is subject to the satisfaction of the following further conditions, any one or more of which may be waived in writing by the Buyer:
(a)The Seller shall have performed in all material respects all of its obligations under this Agreement required to be performed by it on or prior to the Closing Date.
(b)(i) The representations and warranties of the Seller contained in Section 2.01 (Organization and Qualification), Section 2.02 (Corporate Authority), Section 2.03 (Binding Effect), Section 2.17 (Finders’ Fees) and Section 2.19 (Title to Acquired Assets) and in Sections 4.1(a), 4.1(b), 4.1(n) and 4.1(o) of each of the Fund Reorganization Agreements shall be true and correct in all respects as of the date hereof (or, as applicable, the date of the Fund Reorganization Agreements) and as of the Closing Date as if made at and as of such date (except for such representations and warranties that are made as of a specific date, which representations and warranties shall be true and correct in all respects at and as of such specific date); and (ii) any representations and warranties of the Seller in any other Section of Article 2 of this Agreement and in any Ancillary Agreement and any other representations and warranties of the Funds in the Fund Reorganization Agreements (disregarding all materiality qualifications contained therein), shall be true and correct in all material respects as of the date hereof (or, as applicable the date of the Fund Reorganization Agreements) and as of the Closing Date, as if made at and as of such date (except for such representations and warranties that are made as of a specific date, which representations and warranties shall be true and correct in all material respects at and as of such specific date), in each case with only such exceptions as would not, individually or in the aggregate, have, or be reasonably likely to result in, a Business Material Adverse Effect.
(c)The Buyer shall have received a certificate signed by an authorized officer of the Seller to the effect that the conditions specified in Section 9.02(a) and Section 9.02(b) have been fulfilled.
(d)The Buyer shall have received a certificate stating that the Seller is not a foreign person within the meaning of Section 1445(b)(2) of the Code.
(e)The Seller shall have executed (or caused to be executed) and delivered to the Buyer or the Buyer Funds (as applicable) the applicable Ancillary Agreements.
(f)All of the conditions precedent to the obligations of the Buyer and the Buyer Funds under each Fund Reorganization Agreement relating to a Fund shall have been satisfied at or prior to the Closing Date and the transactions contemplated by each Fund Reorganization Agreement shall be consummated simultaneously with the Closing hereunder.

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(g)All documents, certificates and agreements required to be executed and delivered by the Seller or the Funds under Section 1.04(c) shall have been signed and delivered to the Buyer.
(h)Since the date of this Agreement, there shall not have occurred any Business Material Adverse Effect.
(i)With respect to the Money Market Fund Fund Mergers, all payments or contributions required to be made by the Seller (or Parent) at or prior to Closing pursuant to Section 4.07 shall have been paid or made in full, and no Money Market Fund shall have
“broken the buck.”
(j)The condition set forth on Schedule 9.02(j) shall have been satisfied.
(k)The Sub-Advisory Agreement, dated December 10, 2018, by and between Pear Tree Advisors, Inc. and the Seller shall have been terminated prior to or as of the Closing.
Section 9.03. Conditions to Obligation of the Seller. The obligation of the Seller to consummate the Closing is subject to the satisfaction of the following further conditions, any one or more of which may be waived in writing by the Seller:
(a)The Buyer shall have performed in all material respects all of its obligations under this Agreement required to be performed by it on or prior to the Closing Date.
(b)(i) The representations and warranties of the Buyer contained in Section 3.01 (Organization and Qualification), Section 3.02 (Corporate Authority), Section 3.03 (Binding Effect), Section 3.11 (Finder’s Fees) and Section 3.13 (Financial Wherewithal) and in Sections 4.2(a), 4.2(b) and 4.2(c) of each of the Fund Reorganization Agreements shall be true and correct in all respects as of the date hereof (or, as applicable, the date of the Fund Reorganization Agreements) and the Closing Date as if made at and as of such date (except for such representations and warranties that are made as of a specific date, which representations and warranties shall be true and correct in all respects at and as of such specific date); and (ii) any representations and warranties of the Buyer in any other Section of Article 3 of this Agreement and in any Ancillary Agreement and any other representations and warranties of the Buyer Funds in the Fund Reorganization Agreements (disregarding all materiality qualifications contained therein) shall be true and correct in all material respects as of the date hereof (or, as applicable, the date of the Fund Reorganization Agreements) and the Closing Date, as if made at and as of such date (except for such representations and warranties that are made as of a specific date, which representations and warranties shall be true and correct in all material respects at and as of such specific date), in each case with only such exceptions as would not, individually or in the aggregate, have, or be reasonably expected to result in, a Buyer Material Adverse Effect.
(c)The Seller shall have received a certificate signed by an authorized officer of the Buyer to the effect that the conditions specified in Section 9.03(a) and Section 9.03(b) have been fulfilled.
(d)The Buyer and any designated advisory Subsidiaries of the Buyer shall have executed (or caused to be executed) and delivered to the Seller or the Funds (as applicable) the applicable Ancillary Agreements.

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(e)All of the conditions precedent to the obligations of Seller and the Funds under each Fund Reorganization Agreement shall have been satisfied at or prior to the Closing Date and the transactions contemplated by each Fund Reorganization Agreement shall be consummated simultaneously with the Closing hereunder.
(f)All documents, certificates and agreements required to be executed and delivered by the Buyer (or a designated advisory Subsidiary of the Buyer) or the Buyer Funds under Section 1.04(c) shall have been signed and delivered to the Seller.
(g)The Buyer (or a Subsidiary of the Buyer) shall have executed the Buyer Employment Documentation to the extent required prior to the signing of this Agreement and nothing shall have occurred that would prevent the executed Buyer Employment Documentation from taking effect upon the Closing occurring.
(h)At least 75% of each Buyer Fund Board of each Buyer Fund into which each Fund is reorganized shall not be Interested Persons of (i) the investment adviser to such Buyer Fund or (ii) the Person that will be the investment adviser to such Buyer Fund (or its successor) immediately following the Closing.
(i)Since the date of this Agreement, there shall not have occurred any Buyer Material Adverse Effect.
(j)The Required Share Redemption and the Buyer Seed Money Investment, to the extent required to be made prior to Closing, shall have occurred.
Section 9.04. Existence of Certain Conditions at the Closing. In the event that any of the conditions set forth on Schedule 9.04 are not satisfied as of the Closing, at the Buyer’s election, the Acquired Assets, the Funds and the Fixed Upfront Payment will be adjusted in accordance with Schedule 9.04.
Section 9.05. Frustration of Closing Conditions. Neither the Seller nor Parent, on the one hand, nor the Buyer, on the other hand, may rely, either as a basis for not consummating the Transactions or for terminating this Agreement and abandoning the Transactions, on the failure of any condition set forth in this Article 9 to be satisfied if such failure was caused by such Party’s breach of, or failure to perform with respect to, any provision of this Agreement.
ARTICLE 10 SURVIVAL; INDEMNIFICATION
Section 10.01. Survival.
(a)The Parties, intending to modify any applicable statute of limitations, hereby acknowledge and agree that the representations and warranties contained in this Agreement, the Ancillary Agreements or in any certificate or other document delivered pursuant to this Agreement or any Ancillary Agreement shall survive the Closing for a period of eighteen (18) months from the Closing Date; provided that (i) any representations and warranties relating to Taxes or Tax Returns (including those contained in Section 2.08, Section 2.24(k) and Section 2.24(l) and Sections 4.1(l) and 4.1(r) of each of the Fund Reorganization Agreements) shall survive the Closing until sixty

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(60) days following the applicable statute of limitations (including after giving full effect to any permitted extensions thereof mutually agreed to by the Parties) and (ii) the Fundamental Representations shall survive the Closing for a period of six (6) years.
(b)The covenants and agreements contained in this Agreement, the Ancillary Agreements or in any certificate or other document delivered pursuant to this Agreement or the Ancillary Agreements shall terminate upon the earlier of (i) the Closing and (ii) the termination of this Agreement pursuant to Section 11.01; provided, however, that the covenants and agreements that explicitly contemplate performance after the Closing (including this Article 10) shall survive the Closing in accordance with their terms until the earlier of (A) the date on which they have been fully performed or expire in accordance with this Agreement and (B) sixty (60) days following the expiration of any applicable statute of limitations.
(c)The period for which a representation, warranty, covenant or agreement survives the Closing is referred to in this Agreement as the “Applicable Survival Period.” It is the express intention of the Parties that the Applicable Survival Period should modify any applicable statute of limitations. Notwithstanding any provision to the contrary contained in this Agreement, in the event notice of a claim for indemnification under Section 10.02 or Section 10.03 is given within the Applicable Survival Period, the representation, warranty, covenant or agreement that is the subject of such indemnification claim shall survive with respect to such claim until such claim is finally resolved.
Section 10.02. Indemnification by the Seller and Parent.
(a)Subject to the limitations set forth in this Article 10, after the Closing, the Seller and Parent shall, jointly and severally, indemnify, defend and hold harmless the Buyer, each Buyer Trust, the Buyer Funds and their respective Representatives and Affiliates, and each of the successors and assigns of any of the foregoing (collectively, the “Buyer Indemnitees”) against any Losses incurred or suffered by such Buyer Indemnitee and resulting or arising from or relating to:
(i)    any breach of any representation and warranty (or any Third-Party Claim containing allegations which, if true, would be a breach of a representation and warranty) made by the Seller or Parent in Article 2, by Seller, Parent or any Fund in any Ancillary Agreement or by Seller, Parent or any Fund in any certificate furnished to the Buyer or any Buyer Fund under this Agreement or any Ancillary Agreement;
(ii)    any breach of any covenant or agreement, including Section 6.08(a) (or any Third-Party Claim containing allegations which, if true, would be a breach of such covenant or agreement), of the Seller, Parent or any Fund contained in this Agreement or any Ancillary Agreement; or
(iii)    any Excluded Asset, Excluded Liability or Pre-Closing Fund Liability.
(b)The Seller shall not be liable for any Loss or Losses under Section 10.02(a)(i) (i) unless the claim for such Loss or Losses arose or arises prior to the end of, and is brought within the Applicable Survival Period, and (ii) if such Loss or Losses arise from a breach of a representation or warranty of the Seller, Parent or any Fund (other than a Loss or Losses arising or resulting from,

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or relating to, a breach of any Fundamental Representation of the Seller, Parent or any Fund), unless and until the aggregate amount of all such Losses incurred by the Buyer Indemnitees exceeds $250,000 (the “Deductible”), and then only to the extent that such Losses exceed the Deductible; provided, however, that (A) the cumulative indemnification obligations of the Seller and Parent under Section 10.02(a)(i) (other than a Loss or Losses arising or resulting from, or relating to, a breach of any Fundamental Representation of the Seller, Parent or any Fund) shall in no event exceed twelve percent (12%) of the Purchase Price (the “Cap”), and (B) the cumulative indemnification obligations of the Seller and Parent under this Agreement shall in no event exceed the Purchase Price proceeds actually received by the Seller.
(c)Except as otherwise expressly provided in Section 12.12 the Buyer acknowledges and agrees that, should the Closing occur, the Buyer’s and each Buyer Indemnitee’s sole and exclusive remedy with respect to any and all matters arising out of, relating to or connected with this Agreement, the Ancillary Agreements, the Business, the Funds, the Advisory Accounts or the Transactions shall be pursuant to the indemnification provisions set forth in this Section 10.02.
Section 10.03. Indemnification by the Buyer.
(a)Subject to the limitations set forth in this Article 10, after the Closing, the Buyer shall indemnify, defend and hold harmless the Seller, Parent, Seller Trust, the Funds and their respective Representatives and Affiliates, and each of the successors and assigns of any of the foregoing (collectively, the “Seller Indemnitees”) against any Losses incurred by such Seller Indemnitee and resulting or arising from or relating to:
(i)    any breach of any representation and warranty (or any Third-Party Claim containing allegations which, if true, would be a breach of a representation and warranty) made by the Buyer in this Agreement, by the Buyer, any designated advisory Subsidiary of the Buyer, or any Buyer Fund in any Ancillary Agreement or by Buyer, any designated advisory Subsidiary of the Buyer, or any Buyer Fund in any certificate furnished to the Seller or Parent under this Agreement or any Ancillary Agreement;
(ii)    any breach of any covenant or agreement, including Section 6.08(b) (or any Third-Party Claim containing allegations which, if true, would be a breach of such covenant or agreement) of the Buyer, a designated advisory Subsidiary of the Buyer or any Buyer Fund contained in this Agreement or any Ancillary Agreement; or
(iii)    any Acquired Asset or Assumed Liability solely with respect to Liabilities arising after the Closing.
(b)The Buyer shall not be liable for any Loss or Losses under Section 10.03(a)(i), (i) unless the claim for such Loss or Losses arose or arises prior to the end of, and is brought within the Applicable Survival Period, and (ii) if such Loss or Losses arise or result from, or relate to, a breach of a representation or warranty of the Buyer, any designated advisory Subsidiary of the Buyer or any Buyer Fund (other than a Loss or Losses arising or resulting from, or relating to, a breach of any Fundamental Representation of the Buyer, any designated advisory Subsidiary of the Buyer or any Buyer Fund), unless and until the aggregate amount of all such Losses incurred by the Seller Indemnitees exceeds the Deductible, and then only to the extent that such Losses exceed the

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Deductible; provided, however, that (A) the cumulative indemnification obligations of the Buyer under Section 10.03(a)(i) (other than a Loss or Losses arising or resulting from, or relating to, a breach of any Fundamental Representation of the Buyer, any designated advisory Subsidiary of the Buyer or any Buyer Fund) shall in no event exceed the Cap, and (B) the cumulative indemnification obligations of the Buyer under this Agreement shall in no event exceed the Purchase Price proceeds actually received by the Seller.
(c)Except as otherwise expressly provided in Section 12.12, the Seller and Parent each acknowledges and agrees that, should the Closing occur, the Seller’s and each Seller Indemnitee’s sole and exclusive remedy with respect to any and all matters arising out of, relating to or connected with this Agreement, the Ancillary Agreements, the Buyer Funds and the Transactions shall be pursuant to the indemnification provisions set forth in this Section 10.03.
Section 10.04. Indemnification Procedure for Third-Party Claims.
(a)In the event that any claim or demand, or other circumstance or state of facts that could give rise to any claim or demand, for which an Indemnitor may be liable to an Indemnitee under this Agreement (for the avoidance of doubt, excluding any Tax Claim), is asserted or sought to be collected by a Person or Government Entity who is not a Party or an Affiliate thereof (a “Third-Party Claim”), the Indemnitee shall notify the Indemnitor in writing of such Third-Party Claim (a “Notice of Claim”) as promptly as practicable; provided, however, that a failure or delay by an Indemnitee to provide a Notice of Claim as promptly as practicable shall not affect the rights or obligations of such Indemnitee unless the Indemnitor shall have been materially prejudiced as a result of such failure or delay. The Notice of Claim shall (i) state that the Indemnitee has paid or properly accrued Losses or anticipates that it will incur liability for Losses for which such Indemnitee is entitled to indemnification pursuant to this Agreement, and (ii) specify in reasonable detail, as applicable, each individual item of Loss included in the amount so stated, the date such item was paid or properly accrued, the basis for any anticipated Loss and the nature of the misrepresentation, breach of warranty, breach of covenant or claim to which each such item is related and the computation of the amount to which such Indemnitee claims to be entitled under this Agreement. The Indemnitee shall enclose with the Notice of Claim a copy of all papers served with respect to such Third-Party Claim, if any, and any other documents evidencing such Third-Party Claim. The Indemnitee will reasonably cooperate and assist the Indemnitor in determining the validity of any claim for indemnity by the Indemnitee and in otherwise resolving such matters. Such assistance and cooperation will include providing reasonable access to, and copies of, information, records and documents relating to such matters, furnishing employees to assist in the investigation, defense and resolution of such matters and providing legal and business assistance with respect to such matters subject the confidentiality obligations set forth in Section 4.05.
(b)The Indemnitor shall have the right, but not the obligation, to assume the defense or prosecution of such Third-Party Claim and any litigation resulting therefrom with counsel of its choice and at its sole cost and expense (a “Third-Party Defense”) by providing written notice of such assumption to the Indemnitee within sixty (60) days following delivery of the Notice of Claim provided, that counsel for the Indemnitor who shall conduct the Third-Party
Defense shall be reasonably satisfactory to the Indemnitee. If the Indemnitor assumes the Third-
Party Defense in accordance with this Agreement, (i) the Indemnitee may retain separate cocounsel at its sole cost and expense and participate in the defense of the Third-Party Claim, but the Indemnitor

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shall control the investigation, defense and settlement thereof, (ii) the Indemnitee will not file any papers or consent to the entry of any judgment or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnitor, and (iii) the Indemnitor will not consent to the entry of any judgment or enter into any settlement with respect to the Third-Party Claim to the extent such judgment or settlement provides for equitable or other non-monetary relief without the prior written consent of the Indemnitee. The Parties will use their commercially reasonable efforts to minimize Losses from Third-Party Claims to the extent required by, and in accordance with, applicable Law, and will act in good faith in responding to, defending against, settling or otherwise dealing with such claims. The Parties will also cooperate in any such defense and give each other reasonable access to all information relevant thereto subject to the confidentiality obligations as set forth in Section 4.05. Whether or not the Indemnitor has assumed the Third-Party Defense, any settlement entered into or any judgment that was consented to without the Indemnitor’s prior written consent shall not be determinative of the amount of Losses relating to such matter.
(c)In the event that the Indemnitee shall in good faith determine that with respect to any Third-Party Claim subject to indemnification hereunder or any proposed settlement of any such Third-Party Claim that such Third-Party Claim may impair any Permits that Indemnitee requires to serve as a federally registered investment adviser, broker-dealer/principal underwriter for mutual funds, or commodity pool operator or to be registered as an investment company or such other similar regulated capacity as is deemed material to its business, the Indemnitee shall have the right at all times to take over and assume control over the defense, settlement, negotiations or Legal Proceeding relating to any such Third-Party Claim at the sole cost of the Indemnitor, provided, that if the Indemnitee does so take over and assume control, the Indemnitee shall not settle such Third-Party Claim without the written consent of the Indemnitor. If the Indemnitor does not assume the Third-Party Defense, the Indemnitee will be entitled to assume the Third-Party Defense, at Indemnitee’s sole cost and expense, upon delivery of notice to such effect to the Indemnitor; provided, however, that the Indemnitor (i) shall have the right to participate in the Third-Party Defense at its sole cost and expense, but the Indemnitee shall control the investigation, defense and settlement thereof, (ii) may at any time thereafter assume the Third-Party Defense, in which event the Indemnitor shall bear the reasonable fees, costs and expenses of the Indemnitee’s counsel incurred prior to the assumption by the Indemnitor of the Third-Party Defense, and (iii) will not be obligated to indemnify the Indemnitee under this
Agreement for any settlement entered into or any judgment that was consented to without the Indemnitor’s prior written consent.
Section 10.05. Indemnification Procedures for Non-Third-Party Claims. The Indemnitee shall notify the Indemnitor in writing as promptly as practicable following its discovery of any matter for which the Indemnitee may seek indemnification pursuant to this Article 10 that does not involve a Third-Party Claim. Such notice shall (a) state that the Indemnitee has paid or properly accrued Losses or anticipates that it will incur liability for Losses for which such Indemnitee is entitled to indemnification pursuant to this Agreement, and (b) specify in reasonable detail, as applicable, each individual item of Loss included in the amount so stated, the date such item was paid or properly accrued, the basis for any anticipated liability and the nature of the misrepresentation, breach of warranty, breach of covenant or claim to which each such item is related and the computation of the amount to which such Indemnitee claims to be entitled under this Agreement; provided, however, that a failure or delay by an Indemnitee to provide such notice as promptly as practicable shall not affect the rights or obligations of such Indemnitee unless the

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Indemnitor shall have been prejudiced as a result of such failure or delay. If the Indemnitor does not acknowledge in writing its obligation to indemnify the Indemnitee with respect to such Losses within thirty (30) days following delivery of the Notice of Claim, the Indemnitor will be deemed to have rejected such claim, in which event the Indemnitee will be free to pursue such remedies as may be available under this Agreement. The Indemnitee will reasonably cooperate and assist the Indemnitor in determining the validity of any claim for indemnity by the Indemnitee and in otherwise resolving such matters. Such assistance and cooperation will include providing reasonable access to, and copies of, information, records and documents relating to such matters, furnishing employees to assist in the investigation, defense and resolution of such matters and providing legal and business assistance with respect to such matters.
Section 10.06. Tax Claims. If a written notice is received regarding any Legal Proceeding with respect to Taxes or Tax Returns in respect of which an indemnity may be sought pursuant to this Article 10 (a “Tax Claim”), the notified Party shall give the other Party prompt written notice, no later than fifteen (15) days after receipt by such notified Party of such written notice, of such Tax Claim; provided, that the failure or delay by the applicable notified Party to provide notice of such Tax Claim to the other Party shall not affect the rights or obligations of the Parties under this Agreement except to the extent the other Party has been materially prejudiced as a result of such failure or delay. Upon the Indemnitee’s delivery of notice to the Indemnitor within thirty (30) days of the Indemnitee’s receipt of written notice of such Tax Claim, the Indemnitor shall have the right (at its option and expense) to assume the defense of such Tax Claim; provided, however, that, as between the Parties, (a) the controlling Party shall keep the non-controlling Party reasonably informed and consult in good faith with the noncontrolling Party with respect to any issue relating to such Tax Claim, (b) the controlling Party shall provide the non-controlling Party with copies of all correspondence, notices and other written material received from any Government Entity with respect to such Tax Claim, (c) the controlling Party shall provide the non-controlling Party with a copy of, and an opportunity to review and comment on, all submissions made to any Government Entity in connection with such Tax Claim and (d) the controlling Party may not agree to a settlement or compromise thereof without any prior written consent of the non-controlling Party. If the Indemnitor fails to notify the Indemnitee of its election to control such a Tax Claim within thirty (30) days following receipt by the Indemnitor of written notice of such Tax Claim, the Indemnitee shall control such Tax Claim, subject to this Section 10.06. The Parties shall cooperate, as and to the extent reasonably requested by such other Party, in connection with any such Tax Claim. Such cooperation shall include the retention and, upon such other Party’s request, the provision of records and information that are reasonably relevant to any such Tax Claim.
Section 10.07. Calculation of Indemnity Payments.
(a)While not required to file insurance claims, if the Indemnitee receives any amounts under applicable insurance policies or from any other Person alleged to be responsible for any Losses subsequent to an indemnification payment by the Indemnitor, then such Indemnitee shall promptly reimburse the Indemnitor for any payment made or expense incurred by such Indemnitor in connection with providing such indemnification up to the amount received by the Indemnitee, net of any costs or expenses incurred by such Indemnitee, including the aggregate cost of pursuing any insurance claims.
(b)Each Indemnitee shall use commercially reasonable efforts to mitigate its Losses as required by, and in accordance with, applicable Law upon and after gaining Knowledge of any event

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or condition that would reasonably be expected to give rise to any Losses that are indemnifiable under this Agreement.
(c)No Losses shall be determined or increased based on any multiple of any financial measure (including earnings, sales or other benchmarks) that might have been used by the Buyer in the valuation of the Funds, the Advisory Accounts or the Business, and in no event shall any Party have any Liability to any Person for any consequential, special, incidental, indirect or punitive damages, except in the case of a Party’s obligation to indemnify an Indemnitee for amounts paid to a third party where such amounts are awarded pursuant to a Third-Party Claim (or settlement thereof) that is subject to indemnification in accordance with, and subject to the limitations set forth in, this Article 10.
(d)For purposes of this Article 10, any amount of a Loss shall be determined without regard to any materiality, Business Material Adverse Effect, Buyer Material Adverse Effect or other similar materiality qualification contained in or otherwise applicable to any representation or warranty.
Section 10.08. Characterization of Indemnification Payments. Except as otherwise required by applicable Law, the Parties shall treat any payment made pursuant to this Article 10 as an adjustment to the Purchase Price, and the Parties shall treat any such payments as such for all applicable Tax purposes.
Section 10.09. Assignment of Claims. If any Indemnitee receives any indemnification payment pursuant to this Article 10, at the election of the Indemnitor, such Indemnitee shall assign to the Indemnitor all of its claims for recovery against third Persons as to such Losses, whether by insurance coverage, contribution claims, subrogation or otherwise.
ARTICLE 11
TERMINATION
Section 11.01. Grounds for Termination. This Agreement may be terminated at any time prior to the Closing:
(a)by mutual written agreement of the Parties;
(b)by either Party by giving written notice to the other Party if the Closing shall not have been consummated on or before the first anniversary of the date of this Agreement (the “Long-Stop Date”); provided, that the right to terminate this Agreement pursuant to this Section 11.01(b) shall not be available to any Party whose breach of any provision of this
Agreement results in the failure of any condition set forth in Article 9 to be satisfied;
(c)by either Party by giving written notice to the other Party if there shall be in effect a non-appealable final order, decree or judgment of any Government Entity prohibiting or making illegal the consummation of the Transactions;
(d)by the Seller (upon written notice from the Seller to the Buyer), if the Buyer breaches or fails to perform or comply with its representations, warranties or covenants contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set

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forth in Section 9.01(a), Section 9.03(a) or Section 9.03(b), as applicable, and (ii) cannot be or has not been cured within forty-five (45) days after the giving of written notice to the Buyer of such breach; provided, however, that the Seller shall not be entitled to terminate this Agreement pursuant to this Section 11.01(d) if (A) such breach or failure was caused, or substantially contributed to, by the Seller or Parent or (B) the Seller or Parent is then in breach of any representation, warranty or covenant contained in this Agreement, that would give rise to the failure of a condition set forth in Article 9; or
(e)by the Buyer (upon written notice from the Buyer to the Seller), if the Seller breaches or fails to perform or comply with its representations, warranties or covenants contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 9.01(a), Section 9.02(a) or Section 9.02(b), as applicable, and (ii) cannot be or has not been cured within forty-five (45) days after the giving of written notice to the Seller of such breach; provided, however, that the Buyer shall not be entitled to terminate this Agreement pursuant to this Section 11.01(e) if (A) such breach or failure was caused, or substantially contributed to, by the Buyer or (B) the Buyer is then in breach of any representation, warranty or covenant contained in this Agreement, that would give rise to the failure of a condition set forth in Article 9.
Section 11.02. Effect of Termination. If this Agreement is terminated as permitted by Section 11.01, such termination shall be without liability of either Party (or any Related Party of such Party) to the other Party to this Agreement; provided, that, termination of this Agreement pursuant to Section 11.01 shall not relieve the breaching Party (whether or not the terminating Party) from any liability to any other Party resulting from any willful breach under this Agreement, and such breaching Party shall be fully liable for any and all Losses incurred or suffered by the other Party as a result of any such willful breach. The provisions of Section 6.02, this Section 11.02 and Article 12 and the Confidentiality Agreement shall survive any termination of this Agreement pursuant to Section 11.01.
ARTICLE 12
MISCELLANEOUS
Section 12.01. Notices. Any notice, request, demand, waiver, consent, approval or other communication that is required or permitted under this Agreement shall be in writing and shall be deemed given: (a) on the date established by the sender as having been delivered personally, (b) on the date delivered by a private courier as established by the sender by evidence obtained from the courier, (c) on the date sent by email; provided, that the sender sends a confirming copy of such notice on the same day by a nationally recognized overnight courier service (costs prepaid), or (d) on the fifth Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such notices, to be valid, must be addressed as follows:
if to the Buyer, to:
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Attention:    Chief Financial Officer and General Counsel

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E-mail:    tdonahue@federatedinv.com; pgermain@federatedinv.com
with a copy (which copy shall not constitute notice) to:
K&L Gates LLP
70 West Madison Street
Suite 3300
Chicago, IL 60602-4207
Attention:    D. Mark McMillan, Esq.
E-mail:    mark.mcmillan@klgates.com
if to the Seller, to:
PNC Capital Advisors, LLC c/o PNC Bank, National Association
300 Fifth Avenue
Pittsburgh, PA 15222
Attention:    Executive Vice President, M&A; Deputy General Counsel, M&A
Email:    David.williams@pnc.com; laura.long@pnc.com

with a copy (which copy shall not constitute notice) to:

Perkins Coie LLP
700 13th Street, NW
Suite 600
Washington, D.C. 20005-3960
Attention:    Todd P. Zerega
E-mail:    TZerega@perkinscoie.com

or to such other address or to the attention of such Person or Persons as the recipient Party has specified by prior written notice in the manner set forth in this Section 12.01 to the sending Party (or in the case of counsel, to such other readily ascertainable business address as such counsel may maintain from and after the date of this Agreement). If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above shall control.
Section 12.02. Amendments and Waivers.
(a)Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party, or in the case of a waiver, by the Party against whom the waiver is to be effective.
(b)No failure or delay by any Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies in this Agreement provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

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Section 12.03. Expenses. Except as otherwise provided in this Agreement, all fees, costs and expenses incurred in connection with this Agreement or any Ancillary Agreement shall be paid by the Party incurring such cost or expense; provided, that, without limiting the generality of the foregoing, the Buyer shall be responsible for the costs incurred by the Buyer, any Buyer Trust or the Buyer Funds in connection with the Transactions (the “Buyer Transaction Costs”) and the Seller (or Parent) shall be responsible for the costs incurred by the Seller, Parent, Seller Trust or the Funds in connection with the Transactions (the “Seller Transaction Costs”). The Buyer Transaction Costs include all fees, expenses and costs of the Buyer, Buyer Trust, the Buyer Funds, employees, agents, representatives, outside counsel, and accountants incurred by the Buyer in connection with (a) the drafting, reviewing, and filing of any proxy/registration or information statements, and/or related materials to shareholders (including any supplemental materials and attachments); (b) the drafting and reviewing of any positive or negative consents (including any supplemental materials and attachments) and the costs of printing required Buyer Fund summary prospectuses to be attached to any such consents; (c) the drafting, reviewing, negotiating, executing and delivering of one or more Fund Reorganization Agreements and plan(s) of reorganization; (d) the drafting, reviewing, negotiating, executing and delivering of this Agreement or any Ancillary Agreement (including any exhibits and schedules); (e) the performance of the Buyer’s due diligence process; (f) obtaining required the Buyer and Buyer Board approvals; (g) any corporate or Buyer Fund regulatory filings, tax and other legal opinions, and other related documents; and (h) conversion programming attributable to the surviving Buyer Funds. The Seller Transaction Costs shall include any fees, expenses or costs (including outside counsel, due diligence, and internal employee costs) incurred by any of the Seller, Parent, Seller Trust or the Funds in connection with the items set forth above, and any such fees, expenses or costs would be borne by the Seller (or Parent). In addition, the Buyer Transaction Costs shall not include: (i) any fees, expenses or costs incurred in connection with the printing, mailing, soliciting, and/or tabulating any proxy/registration or information statements, positive/negative consents and/or any related materials to shareholders (including any supplemental materials and attachments), except that Buyer Transaction Costs shall include the costs of printing required Buyer Fund summary prospectuses to be attached to any such consents, (ii) any non-discharged fees, expenses or costs owed to the Funds’ current service providers as a result of the Transactions, and (iii) any severance or retention payments made (or required to be made) by the Seller or Parent to an employee of the Seller or Parent pursuant to any retention agreement entered into between Parent or the Seller and an employee of Parent or the Seller in connection with or as a result of the Transactions or as otherwise required by applicable Law. Neither Buyer Transaction Costs nor Seller Transaction Costs shall include Fund or Buyer Fund transaction costs (e.g., commissions, markups, etc.) or fund share registration fees.
Section 12.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns subject to the following sentence. No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other Party; provided that the Buyer may assign any of its rights and obligations under this Agreement to an Affiliate; provided, further, that no such assignment by the Buyer shall relieve the Buyer of any of its obligations under this Agreement. Notwithstanding the foregoing, following the Closing no consent shall be required in respect of (a) the assignment and delegation of this Agreement to an acquirer of all or substantially all of the assets of the assigning Party who agrees in writing to be bound by all of the obligations of the assigning Party hereunder and thereunder (including any obligation under Article 1, Section 4.03, Section 4.07, and Article 10), (b) the merger of a Party with another Person, provided the other

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Person agrees in writing to be bound by all of the obligations of the party hereunder and thereunder (including any obligation under Article 1, Section 4.03, Section 4.07 and Article 10), or (c) the assignment and delegation of this Agreement as a result of any sale to another Person of securities issued by a Party, provided the other Person agrees in writing to be bound by all of the obligations of the Party hereunder and thereunder (including any obligation under Article 1, Section 4.03 and 4.07 and Article 10). Any purported assignment or delegation other than as permitted by the express terms of this Agreement shall be void and unenforceable.
Section 12.05. Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Pennsylvania, without regard to the conflicts of law rules of such state.
Section 12.06. Jurisdiction. The Parties agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions (whether brought by any Party or any of its Affiliates or against any Party or any of its Affiliates) shall be brought exclusively in the state and federal courts located in the City of Pittsburgh, Allegheny County, Pennsylvania, and each Party hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Party agrees that service of process on such Party as provided in Section 12.01 shall be deemed effective service of process on such Party.
Section 12.07. WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS.
Section 12.08. Counterparts; Effectiveness; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts (including by electronic transmission), each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. This Agreement shall become effective when each Party shall have received a counterpart to this Agreement signed by the other Party. Until and unless each Party has received a counterpart of this Agreement signed by the other Party, this Agreement shall have no effect and no Party shall have any right or obligation under this Agreement (whether by virtue of any other oral or written agreement or other communication). Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any Persons, other than the Parties hereto (to the extent the provisions of this Agreement apply to them) and their respective legal representatives, successors, or permitted assigns, (to the same extent) nor is anything in this Agreement intended to relieve or discharge the obligation or Liability of any third party to any Party to this Agreement, nor shall any provision give any third party any right of subrogation or action over or against any Party to this Agreement.
Section 12.09. Entire Agreement. This Agreement, the Ancillary Agreements and the Confidentiality Agreement (together with all exhibits and schedules hereto and thereto) constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and

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thereof and supersede all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter of this Agreement and thereof.
EXCEPT AS SET FORTH IN THIS AGREEMENT, THE ANCILLARY AGREEMENTS, OR IN ANY CERTIFICATE, INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION WITH THE CLOSING AS CONTEMPLATED HEREIN OR THEREIN. NO PAST OR FUTURE ACTION (INCLUDING ANY REPRESENTATIONS, WARRANTIES OR OTHER STATEMENTS), COURSE OF CONDUCT OR DEALING, OR FAILURE TO ACT
RELATING TO THE PERFORMANCE OF THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR THE TRANSACTIONS, OR THE DISCUSSION OR NEGOTIATION OF THE TERMS OF THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR THE TRANSACTIONS, WILL GIVE RISE TO OR SERVE AS THE BASIS FOR ANY DUTY, OBLIGATION OR OTHER LIABILITY ON THE PART OF ANY PARTY.
Section 12.10. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Government Entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.
Section 12.11. Disclosure Schedules. The Parties agree that any reference in a particular Section of either the Seller Disclosure Schedule or the Buyer Disclosure Schedule shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) the representations and warranties (or covenants, as applicable) of the relevant Party that are contained in the corresponding Section of this Agreement. The Parties acknowledge and agree that (i) the Schedules to this Agreement may include certain items and information solely for informational purposes for the convenience of either Party, as applicable, and (ii) the disclosure by either Party, as applicable, of any matter in the Schedules shall not be deemed to constitute an acknowledgment by either Party, as applicable that the matter is required to be disclosed by the terms of this Agreement or that the matter is material.
Section 12.12. Specific Performance.
(a)The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to seek equitable remedies, including (i) an injunction or injunctions to prevent breaches of this Agreement or (ii) to enforce specifically the terms and provisions of this Agreement, such equitable remedies being in addition to any other remedy to which such Party is entitled at law, in equity, in contract, in tort or otherwise.
(b)No Party shall be required to provide any bond or other security in connection with seeking equitable remedies, including seeking an injunction or injunctions to prevent breaches of this Agreement or to specifically enforce the terms and provisions of this Agreement.

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Section 12.13. Limited Recourse. Each Party covenants and agrees that such Party shall not institute, and shall cause its Affiliates not to institute, any Legal Proceeding arising under or in connection with this Agreement or the consummation of the Transactions against any Related Party of any Party. Any claim or cause of action based upon, arising out of, or related to this Agreement or the consummation of the Transactions may only be brought against Persons that are expressly named as Parties, and then only with respect to the specific obligations set forth in this Agreement. No Related Party of any Party and no Related Party of a Related Party shall have any Liability for any of the representations, warranties, covenants, agreements, Liabilities of any Party under this Agreement or of or for any Legal Proceeding based on, in respect of, or by reason of, the consummation of the Transactions (including the breach, termination or failure to consummate the Transactions), in each case whether based on Contract, tort, fraud, strict liability, other Laws or otherwise and whether by piercing the corporate veil, by a claim by or on behalf of a Party or another Person or otherwise.
Section 12.14. Fiduciary Duties. Notwithstanding anything contained in this Agreement or in any Ancillary Agreement to the contrary, all covenants and obligations of each Party shall in all events be subject to any fiduciary duties owed by such Party (or its applicable Affiliates) to any Person.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
FEDERATED INVESTORS, INC.

SEAL                       By: /s/ Thomas R. Donahue
Name: Thomas R. Donahue
Title: Chief Financial Officer

Signature Page to Transaction Agreement

PNC CAPITAL ADVISORS, LLC

SEAL                       By: /s/ William D. Mennonna
Name: William D. Mennonna
Title: President

Signature Page to Transaction Agreement

JOINDER:

For value received and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the undersigned Parent hereby joins and becomes a Party to this Agreement for purposes of Section 1.01(b), Section 4.01(c), Section 4.03, Section 4.05, Section 4.06, Section 4.07(d), Section 4.07(e), Section 4.08, Article 10, Article 12, and relevant definitions in Appendix A.

PNC BANK, N.A.

SEAL                       By: /s/ David J. Williams

Signature Page to Transaction Agreement

Name: David J. Williams
Title: Executive Vice President

Signature Page to Transaction Agreement

APPENDIX A
DEFINITIONS
As used in this Agreement, the following terms have the following meanings:
“Additional Funds Business” means (a) the Funds listed on Schedule B under the heading “Additional Funds” and (b) any Advisory Accounts listed on Schedule B under the heading “Additional Advisory Accounts”.
“Adjusted Assets Under Management” means, for each applicable Fund in the Cash Solutions Business, the average daily Closing Net Assets of such Fund for the Measurement Period with such Closing Net Assets valued in the same manner as provided for in the calculation of base investment management fees payable in respect of such Fund pursuant to the terms of the applicable Existing Fund Contract; provided that (a) any net assets sourced by the Seller, Parent or any Affiliate of them invested in a Buyer Fund prior to the Closing shall not be considered Adjusted Assets Under Management, and (b) only Converted Net Assets will be included in the determination of Adjusted Assets Under Management; and provided, further, that “Adjusted Assets Under Management” shall be determined in a manner consistent with Schedule A. For the avoidance of doubt, with respect to Funds in the Cash Solutions Business, the calculation of “Adjusted Assets Under Management” shall be determined at the share class level in a manner consistent with Schedule A.
“Advisory Accounts” means those separately managed accounts, wrap-fee accounts, individual managed accounts, investment vehicles or other financial products, structures or arrangements, in each case, through which the Seller provides, and, following the Closing, the Buyer or its Affiliates will provide, Investment Management Services, irrespective of strategy, investment objective, account type or fee or other compensation structure, in each case, listed on Schedule B under the heading “Advisory Accounts” for each applicable Business Segment; provided, that, for the avoidance of doubt, the Advisory Accounts shall exclude the Funds, and shall include any New Advisory Accounts.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person. Notwithstanding anything in this Agreement to the contrary, in no event shall any Fund of, or managed by, any Person be considered to be an Affiliate of such Person.
“Affiliated Person” has the meaning given to such term in the Investment Company Act and as interpreted by the SEC or its equivalent under any applicable state Law.
“Ancillary Agreement” means each of the Assignment and Assumption Agreement and each Fund Reorganization Agreement.
“Applicable Requirements” means, (a) with respect to any Fund Merger, the consents and approvals (if any), and satisfaction of conditions precedent, necessary to effect such Fund Merger as required under applicable Law, the Reorganization Agreements and the Organizational

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Documents of Seller Trust and the applicable Buyer Trust (including the Required Board Approvals), as contemplated by Section 6.03 (including, for the avoidance of doubt, Fund shareholder approval), and (b) with respect to any Investment Advisory Contract, the necessary Client Consents.
“Asset Level Taxes” means those Taxes imposed with respect to the ownership of the Acquired Assets or the operation of the Business, excluding Taxes subject to pro ration under Section 6.10 and Transfer Taxes, which shall be governed by Section 7.01.
“Bank Holding Company Act” means the Bank Holding Company Act of 1956, as amended.
“Benefit and Compensation Arrangement” means any employment (or form of employment), benefit and compensation agreement (including compensation guarantees), plan, Contract, program, arrangement or policy to the extent covering one or more Identified Employees, including any trust instruments and insurance Contracts forming a part thereof and any deferred compensation, stock purchase, equity or equity-based or other incentive, bonus, consulting, post-retirement insurance, workers’ compensation, disability, fringe or other benefit, vacation or severance or change in control agreement, plan, Contract, program, arrangement or policy, including any “employee benefit plan” within the meaning of Section 3(3) of ERISA.
“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable Law to close.
“Business Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, (i) materially adverse to the operations, results of operations, financial condition or assets of the Business, taken as a whole, excluding any effect to the extent resulting from (1) any change arising after the date of this Agreement in economic, governmental, political or business conditions locally or globally generally, (2) any events, conditions or trends in economic, business or financial conditions generally affecting the investment management industry and arising after the date of this Agreement, including changes occurring after the date of this Agreement in prevailing interest rates, currency exchange rates and price levels or trading volumes in the United States or foreign securities markets, (3) acts of war, sabotage or terrorism or natural disasters occurring after the date of this Agreement, (4) any change in the assets under management of any Fund or Advisory Account resulting from changes in the value of portfolio securities, market conditions, investor preferences or redemptions (other than as a result of any illegal or wrongful action or omission of the Seller or Parent, of any of their respective Affiliates, that results in a lower level of investor confidence), (5) the departure of any number of employees providing services to the International Equity Business, (6) the effects of the actions that are (x) expressly and specifically required by this Agreement, including the Required Share Redemption and the Buyer Seed Money Investment, (y) taken by the Seller, Parent, Seller Trust or any Fund in respect of the Business with the prior written consent of the Buyer or (z) not taken by the Seller, Parent, Seller Trust or any Fund in respect of the Business at the written request of the Buyer or the Buyer’s unreasonable failure to provide the Seller, Parent, Seller Trust or any Fund a required prior written consent of the Buyer, (7) the announcement or, other than in the case

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of any matter relating to requirements under Contracts or Law, consummation of the Transactions or (8) the loss of Advisory Accounts of the Select/Structured Equity Business, but, in the case of the foregoing clauses (1) and (2), only to the extent that the Business, taken as a whole, is not disproportionately adversely affected compared to other asset managers and providers of investment management products generally taking into account the relative mix of businesses of the Business, on the one hand, and such other managers and providers, on the other hand, or (ii) materially adverse to the Seller’s or Parent’s ability to perform their respective obligations under this Agreement or any Ancillary Agreement or to consummate the Transactions, in each case, in a timely manner. A Business Material Adverse Effect will not be deemed to have occurred as a result of any event, occurrence, fact, condition or change set forth on Schedule C.
“Business Records” means all books and records owned by the Seller (or, to the extent the Seller is required by applicable Law to retain such original documents, copies thereof), whether in hard copy or computer format, that are (a) solely related to the Business and (b) investment account records of, or that are required to be maintained and retained under the Investment Company Act, the Investment Advisers Act, GIPS or other applicable Law by the Seller in connection with the provision of Investment Management Services to the Funds or the Advisory Accounts, excluding Tax Returns and related work papers.
“Buyer Board” means the board of directors of the Buyer.
“Buyer Disclosure Schedule” means the disclosure schedule dated as of the date of this Agreement regarding this Agreement that has been provided by the Buyer to the Seller prior to execution of this Agreement.
“Buyer Fund Board” means, with respect to each Buyer Trust, the board of directors or trustees thereof.
“Buyer Fund Contract” means any existing investment advisory, sponsorship or similar Contract pursuant to which the Buyer and any Buyer Fund, or the Buyer or any Buyer Fund and a sub-advisor, are parties as of the Closing or the date of this Agreement, as applicable.
“Buyer Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, (i) materially adverse to the operations, results of operations, condition (financial or otherwise) or assets, whether individually or taken as a whole, of the Buyer or its designated advisory Subsidiaries excluding any effect to the extent resulting from (1) any change arising after the date of this Agreement in economic, governmental, political or business conditions locally or globally generally, (2) any events, conditions or trends in economic, business or financial conditions generally affecting the investment management industry and arising after the date of this Agreement, including changes occurring after the date of this Agreement in prevailing interest rates, currency exchange rates and price levels or trading volumes in the United States or foreign securities markets, (3) acts of war, sabotage or terrorism or natural disasters occurring after the date of this Agreement, (4) any change in the assets under management of any Buyer Fund or other account resulting from changes in the value of

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portfolio securities, market conditions or investor preferences (other than as a result of any illegal or wrongful action or omission of the Buyer, any designated advisory Subsidiary of the Buyer, any Buyer Trust or any Buyer Fund, or any of their respective Affiliates, that results in a lower level of investor confidence), (5) the effects of the actions that are (a) expressly and specifically required by this Agreement, including the Required Share Redemption and the Buyer Seed Money Investment, (b) taken by the Buyer, any designated advisory Subsidiary of the Buyer, any Buyer Trust or any Buyer Fund with the prior written consent of the Seller or Parent, or (c) not taken by the Buyer, any designated advisory Subsidiary of the Buyer, any Buyer Trust or any Buyer Fund at the written request of the Seller or Parent or as a result of the Seller’s or Parent’s unreasonable failure to provide the Buyer, any designated advisory Subsidiary of the Buyer, any Buyer Trust or any Buyer Fund a required prior written consent of the Seller or Parent, or (6) the announcement or, other than in the case of any matter relating to requirements under Contracts or Law, consummation of the Transactions, but, in the case of the foregoing clauses (1) and (2), only to the extent that the Buyer, any designated advisory Subsidiary of the Buyer, any Buyer Trust, any Buyer Fund, taken as a whole, is not disproportionately adversely affected compared to other asset managers and providers of investment management products generally taking into account the relative mix of businesses of the Buyer, any designated advisory Subsidiary of Buyer, Buyer Trust or Buyer Funds, on the one hand, and such other managers and providers, on the other hand or (ii) materially adverse to the Buyer’s, any designated advisory Subsidiary’s, Buyer Trusts’ or Buyer Funds’ ability to perform their respective obligations under this Agreement or any Ancillary Agreement or to consummate the Transactions, in each case, in a timely manner.
“Buyer’s Annual Fee Rate” means, with respect to a class of shares of a Buyer Fund into which a class of shares of a Fund in the Cash Solutions Business has been reorganized pursuant to Fund Mergers, the Buyer’s Net Revenue as a percentage of the daily-weighted average net assets of such class of shares during the applicable calendar month stated in basis points. The calculation of the applicable Buyer’s Annual Fee Rates shall be made in a manner consistent with the accounting principles and the methodologies used for the calculation of the applicable Buyer’s Annual Fee Rates used in the sample calculation as attached as Schedule A to this Agreement.

“Buyer’s Net Revenue” means with respect to each class of shares of a Buyer Fund into which a class of shares of a Fund in the Cash Solutions Business has been reorganized pursuant to Fund Mergers, for the most recent complete calendar month immediately preceding the Closing Date, on an annualized basis, (a) all revenue earned by the Buyer (or its wholly-owned Affiliates), as applicable, from any (i) investment advisory, sub-advisory and other management fees; (ii) administrative service fees; (iii) client, customer or shareholder servicing fees; and (iv) fees under Rule 12b-1 of the Investment Company Act; minus (b) the sum of (i) any fee waivers, assumptions and reimbursement obligations made or accrued by the Buyer (or its wholly-owned Affiliates), as applicable; (ii) any amounts paid or payable (and accrued) or that would be paid by the Buyer (or its wholly-owned Affiliates), as applicable, to sub-advisors (including nonwholly owned Affiliates, but not including sub-advisors that are Buyer’s wholly-owned Affiliates); (iii) any amounts paid or payable (and accrued) or that would be paid by the Buyer (or its wholly-owned Affiliates), as applicable, in respect of shares of the Buyer Fund sold, held, administered or for which any other

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services were provided during such calendar month by dealers, brokers, sub-transfer agents, securities intermediaries, sponsors, solicitors, administrators or trading platforms; and (iv) any amounts that would be paid by the Buyer (or its wholly-owned Affiliates), as applicable, to third-parties on behalf of dealers, brokers, subtransfer agents, securities intermediaries, sponsors, administrators, trading platforms or solicitors; provided that, in the cases of clauses (b)(iii) and (b)(iv), such amounts shall be calculated assuming that such services had been paid with respect to the daily-weighted average net assets of the applicable Buyer Fund share class during the applicable calendar month at the same rate (expressed as a percentage of the net assets of such Buyer Fund share class) and proportions as Buyer or its wholly-owned Affiliates will pay in respect of the Adjusted Assets Under Management following the Fund Mergers to (in the case of clause (b)(iii)) or on behalf of (in the case of clause (b)(iv)) Seller and its Affiliates, all in a manner consistent with Schedule A. For the avoidance of doubt, with respect to Funds in the Cash Solutions Business, the calculation of “Buyer’s Net Revenue” shall be determined at the share class level in a manner consistent with Schedule A.

“Cash Solutions Business” means the Funds listed on Schedule B under the heading “Cash Solutions Funds”.
“Cash Solutions Closing Statement” means the statement to be delivered by the Buyer to the Seller in accordance with Section 1.05(a).
“Cash Solutions Payment” means an amount equal to the sum of Fund Share Cash Solutions Payments consistent with Schedule A.
“Change in NAV Threshold” means an unrounded difference between the Individual Closing Market NAV of a Buyer Fund and its Post-Reorganization Closing Market NAV of $0.0001.
“Client” means, with respect to the Advisory Accounts, any Person to which the Seller provides, and, following the Closing, the Buyer or its Affiliates will provide, Investment Management Services.
“Closing Date” means the date of the Closing.
“Closing Net Assets” means the Net Assets of the Funds that are not Current Net Assets, all with respect to the Cash Solutions Business.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Confidentiality Agreement” means each of: (A) the Confidentiality Agreement between the Buyer and Parent, dated as of November 29, 2018; and (B) the Confidentiality Agreement between the Buyer and Parent, dated March 19, 2019.
“Contract” means any written agreement, undertaking, lease, sublease, license, sublicense, contract, note, mortgage, indenture, power of attorney, guarantee, arrangement, commitment or other binding obligation, express or implied.

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“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise (and “Controlled” and “Controlling” shall have a correlative meaning). For purposes of this definition, a general partner or managing member of a Person shall always be considered to Control such Person.
“Converted Net Assets” means in the case of a Fund in the Cash Solutions Business that has consummated a Fund Merger with a Buyer Fund, the Net Assets of those accounts comprising such Fund which become accounts of a Buyer Fund as a result of the Closing.
“Current Net Assets” means the Net Assets of the types specified in Schedule D to this Agreement, all with respect to the Cash Solutions Business only.
“Encumbrances” means any lien, pledge, debt, charge, claim, encumbrance, security interest, option, mortgage, assessment, easement or any other similar restriction or limitation of any kind.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“Exchange Act” means the United States Securities Exchange Act of 1934, and any rules and regulations promulgated thereunder.
“Existing Fund Contract” means any existing investment advisory, sponsorship or similar Contract pursuant to which the Seller and any Fund, or the Seller or any Fund and a subadvisor, are parties as of the Closing or the date of this Agreement, as applicable.
“Final Cash Solutions Payment” means the final Cash Solutions Payment, as determined pursuant to Section 1.05 and in a manner consistent with Schedule A.
“FLSA” means the Fair Labor Standards Act.
“Fund Board” means the board of trustees of Seller Trust.
“Fund Merger” means, with respect to each Fund, the reorganization of such Fund with and into the respective Buyer Fund set forth on Schedule 1.02 pursuant to a Fund Reorganization Agreement, it being understood and agreed that as a result of such reorganization, the board of trustees of such surviving Buyer Fund shall consist of the members of the board of trustees of such Buyer Fund immediately prior to such reorganization.
“Fund Reorganization Agreement” means each Agreement and Plan of Reorganization substantially in the forms attached to this Agreement as Exhibit C-1, Exhibit C-2 and Exhibit C3, as applicable.
“Fund Share Cash Solutions Payment” means an amount equal to the product of 1.8 multiplied by Revenue Run-Rate with respect to the Adjusted Assets Under Management (for the

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avoidance of doubt, excluding the aggregate Revenue Run-Rate with respect to the Current Net Assets), in each case determined at the Buyer’s Fund share class level.
“Fundamental Representations” means (a) the representations of the Seller contained in Section 2.01 (Organization and Qualification), Section 2.02 (Corporate Authority), Section 2.03 (Binding Effect), Section 2.17 (Finders’ Fees), Section 2.19 (Title to Acquired Assets) and Section 2.24(a) (Funds; Organization) and Sections 4.1(a), 4.1(b), 4.1(n) and 4.1(o) of each of the Fund Reorganization Agreements and (b) the representations of the Buyer contained in Section 3.01 (Organization and Qualification), Section 3.02 (Corporate Authority), Section 3.03 (Binding Effect), Section 3.11 (Finders’ Fees), Section 3.13 (Financial Wherewithal) and Section 3.15(a) (Buyer Funds; Organization) and Sections 4.2(a), 4.2(b) and 4.2(c) of each of the Fund Reorganization Agreements.
“Funds” means, subject to Section 9.04, each series of Seller Trust listed on Schedule B under the heading “Funds” for each applicable Business Segment.
“GAAP” means generally accepted accounting principles in the United States, consistently applied.
“GIPS” means the Global Investment Performance Standards, as in effect on the date of this Agreement.
“Government Entity” means any foreign or domestic, federal, state, provincial, county, city or local legislative, administrative or regulatory authority, agency, court, arbitrator or arbitration panel, body or other governmental or quasi-Government Entity with competent jurisdiction, including any self-regulatory organization and any such supranational body.
“Indemnitee” means any Person that is seeking indemnification pursuant to the provisions of this Agreement.
“Indemnitor” means any Party from which a Person is seeking indemnification pursuant to the provisions of this Agreement.
“Intellectual Property” means all (a) trademarks, service marks, logos, trade dress, and trade names, all applications and registrations for the foregoing, in any jurisdiction, and all goodwill associated therewith, (b) patents and patent applications registered or applied for in any jurisdiction, (c) trade secrets, confidential proprietary information, inventions and know-how, (d) works of authorship and copyrights therein and thereto (including in software), and all registrations and applications therefor, (e) domain names and (f) any other similar type of proprietary intellectual property right to the extent entitled to legal protection as such (including models, modeling software, proprietary analysis tools, business processes and methods of securities analysis).
“Interested Persons” has the meaning given to such term in Section 2(a)(19) of the Investment Company Act and as interpreted by the SEC.

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“Interim Period” means the period beginning on the date of this Agreement and ending on the earlier of (a) the Closing and (b) the termination of this Agreement pursuant to Section 11.01.
“Internal Revenue Service” or “IRS” means the Internal Revenue Service of the United States of America.
“International Equity Business” means (a) the Funds listed on Schedule B under the heading “International Equity Funds” and (b) any Advisory Accounts listed on Schedule B under the heading “International Equity Advisory Accounts”.
“Investment Advisers Act” means the United States Investment Advisers Act of 1940, and any rules and regulations promulgated thereunder.
“Investment Advisory Contract” means a Contract under which the Seller or, following the Closing, the Buyer or its Affiliates provides Investment Management Services to any Advisory Account, including as the manager, adviser, or sub-advisor or otherwise.
“Investment Company Act” means the United States Investment Company Act of 1940, and any rules and regulations promulgated thereunder.
“Investment Management Services” means any services provided to a Person that involve (a) acting as an “investment adviser” within the meaning of the Investment Advisers Act, the Investment Company Act or analogous foreign Law or (b) investment advisory, portfolio management or related investment management services for compensation, and in each case of clauses (a) and (b) performing activities related or incidental thereto.
“Knowledge” means (a) when used with respect to the Seller, the actual knowledge of the individuals listed on Schedule E, after due inquiry, and (b) when used with respect to the Buyer, the actual knowledge of the individuals listed on Schedule E, after due inquiry.
“Law” means any foreign, federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Government Entity.
“Legal Proceeding” means any judicial, legal, administrative, arbitral or other action, suit or other proceedings of any nature by or before any Government Entity.
“Liability” means any claim, debt, loss, cost, expense, duty, charge, commitment, assessment, obligation or other liability of any kind whatsoever, whether or not accrued or fixed, known or unknown, assessed or assessable, absolute or contingent, determined or determinable, or when due or to become due.

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“Losses” means any loss, Liability, demand, charge, assessed interest, penalty, damage, Tax, cost and expense of every kind and nature including interest and penalties with respect thereto and out-of-pocket expenses and reasonable attorneys’ and accountants’ fees and expenses.
“Measurement Date” means ten (10) days prior to the Closing Date.
“Measurement Period” means the thirty (30)-day period ending immediately preceding the Measurement Date.
“Money Market Fund” means each series of the Funds designated as a Money Market Fund on Schedule B.
“Net Assets” means, with respect to any fund or account, as applicable, the sum of the assets of such fund or account under management, minus its liabilities.
“New Advisory Account” means any additional Advisory Account of the Business included on the updated version of Schedule B delivered by the Seller pursuant to Section 6.05(c).
“Organizational Documents” means (a) with respect to any Person that is a corporation, its articles or certificate of incorporation or memorandum and articles of association, as the case may be, and bylaws, (b) with respect to any Person that is a partnership, its certificate of partnership and partnership agreement, (c) with respect to any Person that is a limited liability company, its certificate of formation and limited liability company or operating agreement, (d) with respect to any Person that is a trust or other entity, its declaration or agreement of trust or other constituent document, and (e) with respect to any other Person, its comparable organizational documents, in each case, as has been amended or restated.
“Permit” means all licenses, franchises, permits, certificates, registrations, orders, concessions, declarations, and other authorizations and approvals that are issued by or obtained from any Government Entity.
“Permitted Encumbrance” means: (a) Encumbrances specifically reflected or reserved against in the financial statements of the Seller or a Fund made available to the Buyer; (b) mechanics’, materialmen’s, warehousemen’s, carriers’, workers’, or repairmen’s liens or other similar common law or statutory Encumbrances arising or incurred in the ordinary course of business for sums not yet due and payable; and (c) statutory liens for Taxes, assessments and other governmental charges not yet due and payable or being contested in good faith by appropriate proceedings.
“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Government Entity.
“Plan Client” means any client with respect to an Advisory Account that is either (a) an employee benefits plan subject to the fiduciary responsibility provisions of ERISA or (b) a “plan” subject to Section 4975 of the Code, in each case, to which the Seller or any of its Affiliates acts as a fiduciary pursuant to Section 3(21) of ERISA and/or Section 4975 of the Code.

Appendix A-9
114399-0014/143865664.11

“Related Party” means, with respect to a Person, such Person’s former, current and future direct or indirect equityholders, controlling Persons, shareholders, members, general or limited partners, Affiliates, Representatives, sources of financing, and each of their respective successors and assigns.
“Representatives” means the officers, directors, managers, trustees, employees, counsel, accountants, agents, financial advisers and consultants of a Person.
“Required Board Approvals” means, with respect to each Fund Merger, the approval of the Fund Board and the applicable Buyer Fund Board (including the separate approval of a majority of the trustees of each of the Fund Board and the applicable Buyer Fund Board who are not Interested Persons), as applicable, approving the applicable Fund Reorganization Agreement and, to the extent required to satisfy the Applicable Requirements, the preparation and filing of a Buyer Fund registration statement on Form N-14 or Buyer Fund Proxy, as applicable, setting a record date and taking such other actions necessary for a meeting of the Fund shareholders to be held in accordance with Section 6.03(a)(iv).
“Revenue Run-Rate” means an amount (determined at the share class level and in a manner consistent with Schedule A) equal to the product of: (a) the applicable Adjusted Assets Under Management, multiplied by (b) the applicable Buyer’s Annual Fee Rate.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the United States Securities Act of 1933, and any rules and regulations promulgated thereunder.
“Select/Structured Equity Business” means (a) the Funds listed on Schedule B under the heading “Select/Structured Equity Funds” and (b) the Advisory Accounts listed on Schedule B under the heading “Select/Structured Equity Advisory Accounts”.
“Seller Disclosure Schedule” means the disclosure schedule dated as of the date of this Agreement regarding this Agreement that has been provided by the Seller to the Buyer prior to the execution of this Agreement.
“Seller Trust” means PNC Funds, a Delaware statutory trust registered as an investment company under the Investment Company Act.
“Stated Liabilities” means those accrued Liabilities reflected in the books and records of a Fund at Closing. For the avoidance of doubt, “Stated Liabilities” do not include any director/trustee deferred compensation plan Liabilities, any Liabilities arising due to the termination of any Fund Contract, any Liabilities relating to any line of credit, or any other nonordinary course Liabilities mutually agreed upon by the Buyer and the Seller after consultation with both the Funds’ and the Buyer Funds’ counsel to the independent trustees/directors.

Appendix A-10
114399-0014/143865664.11

“Subsidiary” means, with respect to any Person, any entity (a) of which such Person or a subsidiary of such Person is a general partner, managing member or the like or (b) of which at least a majority of the securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions with respect to such entity are at the time directly or indirectly owned by such Person and/or one or more of its Subsidiaries. Notwithstanding anything in this Agreement to the contrary, in no event shall any Fund of, or managed by, any Person be considered to be a Subsidiary of such Person.
“Takeover Proposal” means any proposal or offer (other than the Transactions) relating to (i) a merger, consolidation, spin-off, share exchange (including a split-off) or business combination, in a single transaction or series of related transactions, involving (A) 20% or more of the capital stock of the Seller or consolidated assets of the Seller and its Subsidiaries, taken as a whole, (B) any Acquired Asset or (C) any Fund, (ii) a sale, lease, exchange, mortgage, transfer or other disposition, in a single transaction or series of related transactions, of (A) assets representing 20% or more of the consolidated assets, revenues or gross profits of the Business (other than Acquired Assets), (B) any part of the Business being the subject to the Transactions (including any Acquired Asset) or (C) assets of any Fund (other than ordinary course portfolio transactions, or ordinary course sales to pay redemptions, of the Funds), (iii) a purchase or sale of shares of capital stock or other securities, in a single transaction or series of related transactions, representing 20% or more of the voting power of the capital stock of the Seller, including by way of a tender offer or exchange offer (provided that no part of the Business being the subject to the Transactions (including any Acquired Asset) is transferred to any third party), (iv) a reorganization, recapitalization, liquidation or dissolution, in a single transaction or series of related transactions, of the Seller and its Subsidiaries or any Fund or (v) any other transaction having a similar effect to those described in clauses (i) through (iv).
“Tax” means any tax or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any Person), together with any interest, penalty, addition to tax or additional amount imposed by any Taxing Authority.
“Tax Returns” means all reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).
“Taxing Authority” means any Government Entity responsible for the imposition of any Tax.
“Transactions” means the transactions contemplated by this Agreement and the Ancillary Agreements, including the Purchase and Sale and each Fund Merger.
“Unfair Burden” has the meaning given to such term in Section 15(f) of the Investment Company Act and as interpreted by the SEC.

Appendix A-11
114399-0014/143865664.11

Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Acquired Assets	1.01(b)
Advisory Business	Recitals
Agreement	Preamble
Allocation Statement	1.06(a)
Applicable Survival Period	10.01(c)
Assigned Contracts	1.01(b)(ii)
Assigned Intellectual Property Assignment and Assumption Agreement	1.01(b)(iv) 1.04(c)(i)
Assumed Liabilities	1.03(a)
Base Date	2.21(a)
Business	Recitals
Business Segment	Recitals
Buyer	Preamble
Buyer Employment Documentation	8.01
Buyer Fund	3.09
Buyer Fund Financial Report	3.15(c)
Buyer Fund Prospectuses	3.15(d)
Buyer Fund Proxy	6.03(a)(iv)
Buyer Indemnitees	10.02(a)
Buyer Seed Money Investment	6.06(b)(iii)
Buyer Seed Money Investment Amount	6.06(b)(ii)
Buyer Transaction Costs	12.03
Buyer Trust	3.09
Cap	10.02(b)
Client Consents	6.05(a)
Closing	1.04(a)
Composites	2.16(b)
Consent Notice	6.05(a)
Deductible	10.02(b)
Excluded Assets	1.01(c)
Excluded Liabilities	1.03(b)
Fixed Upfront Payment	1.01(a)
Fund Business	Recitals
Fund Financial Report	2.24(c)(ii)
Fund Financial Statements	2.24(c)(i)
Fund Prospectus	2.24(d)
Identified Employee	2.09(b)

Appendix A-12
114399-0014/143865664.11

Term	Section
Identified Employee Information List	2.09(c)
Independent Expert	1.05(e)
Individual Closing Market NAVs	4.07(d)(iv)
Long-Stop Date	11.01(b)
Market NAVs	4.07(b)(iv)
Notice of Claim	10.04(a)
Parent	Preamble
Parties	Preamble
Post-Reorganization Closing Market NAV	4.07(d)(iv)
Pre-Closing Fund Liabilities	1.03(b)
Purchase and Sale	Recitals
Purchase Price	1.01(a)
Realized Losses	4.07(d)(ii)
Required Redemption Date	6.06(a)
Required Share Redemption	6.06(b)(i)
Required Share Redemption Amount	6.06(b)(i)
Restricted Business	4.03(b)
Second Consent Notice	6.05(a)
Seed Funds	2.24(m)
Seller	Preamble
Seller Indemnitees	10.03(a)
Seller Marks	5.01
Seller Plans	2.09(a)
Seller Transaction Costs	12.03
Tax Claim	10.06
Third-Party Claim	10.04(a)
Third-Party Defense	10.04(b)
Trademark Transition Period	5.01
Transfer Taxes	7.01
Transferred Employee	8.01

Other Definitional and Interpretative Provisions. The captions in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation of this Agreement. References to Articles, Sections, Exhibits, Appendices and Schedules are to Articles, Sections, Exhibits, Appendices and Schedules of this Agreement unless otherwise specified. All Exhibits, Appendices and Schedules annexed to this Agreement or referred to in this Agreement are hereby incorporated in and made a part of this Agreement as if set forth in full in this Agreement. Any capitalized terms used in any Exhibit, Appendix or Schedule but not otherwise

Appendix A-13
114399-0014/143865664.11

defined therein, shall have the meaning as defined in this Appendix A. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms of such Contract and, if applicable, this Agreement; provided that, references to any Contract listed on any Schedule to this Agreement or in the Seller Disclosure Schedule shall only be deemed to apply to those amendments, modifications or supplements that exist prior to the date of this Agreement and are specifically listed in the applicable Schedule or the Seller Disclosure Schedule. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. Any reference to a number of days shall mean calendar days unless Business Days is otherwise specified. Any event, the scheduled occurrence of which would fall on a day that is not a Business Day, shall be deferred until the next succeeding Business Day. This Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any provision in this Agreement. All words in this Agreement will be construed to be of such gender or number, as the circumstances required. References to “made available” means that such document was (i) delivered to the Buyer or (ii) posted to the virtual data room, in each case on or before the date that is four (4) Business Days prior to the date hereof and not removed on or prior to such date.

Appendix A-14
114399-0014/143865664.11

SCHEDULE B
LIST OF FUNDS AND ADVISORY ACCOUNTS

Funds
Cash Solutions Funds

1.	PNC Government Money Market Fund

2.	PNC Treasury Money Market Fund

3.	PNC Treasury Plus Money Market Fund

International Equity Funds

1.	PNC International Equity Fund

2.	PNC International Growth Fund

3.	PNC Emerging Markets Equity Fund

Select/Structured Equity Funds

1.	PNC Small Cap Fund

2.	PNC Multi-Factor Small Cap Core Fund

3.	PNC Multi-Factor Small Cap Value Fund

4.	PNC Multi-Factor Small Cap Growth Fund

Additional Funds

1.	PNC Balanced Allocation Fund

2.	PNC Multi-Factor All Cap Fund

3.	PNC Multi-Factor Large Cap Value Fund

4.	PNC Multi-Factor Large Cap Growth Fund

5.	PNC Total Return Advantage Fund

Schedule B-1
114399-0014/143865664.11

6.	PNC Ultra Short Bond Fund

7.	PNC Intermediate Tax Exempt Bond Fund

8.	PNC Tax Exempt Limited Maturity Bond Fund

Advisory Accounts
Cash Solutions Advisory Accounts
None

International Advisory Accounts
Each Advisory Account set forth on Section 2.21(a) of the Seller Disclosure Schedule with “International” listed under the column heading “Business Segment” is incorporated herein by reference

Select/Structured Advisory Accounts
Each Advisory Account set forth on Section 2.21(a) of the Seller Disclosure Schedule with “Select/Structured” listed under the column heading “Business Segment” is incorporated herein by reference

Additional Advisory Accounts
Each Advisory Account set forth on Section 2.21(a) of the Seller Disclosure Schedule with “Additional” listed under the column heading “Business Segment” is incorporated herein by reference

Schedule 1.01(b)(iv)-1
114399-0014/143865664.11

SCHEDULE 1.02

FUND MERGERS

Schedule 1.02-1
114399-0014/143865664.11

Seller Fund (Reorganizing Fund)	Share Class	Buyer Fund (Surviving Fund)	Share Class
PNC Government Money Market Fund		Federated Government Obligations Fund *
	Class A		Service Shares
	Advisor Class		Capital Shares
	Class I		Select Shares (newly redesignated from original R)
PNC Treasury Money Market Fund		Federated U.S. Treasury Cash Reserves
	Class A		Service Shares
	Class I		Institutional Shares
PNC Treasury Plus Money Market Fund		Federated Treasury Obligations Fund *
	Institutional Shares		Institutional Shares
	Advisor Shares		Capital Shares
	Service Shares		Service Shares
PNC Ultra Short Bond Fund		Federated Ultrashort Bond Fund *
	Class A		Institutional Shares
	Class I		Institutional Shares
PNC Total Return Advantage Fund		Federated Total Return Bond Fund *
	Class A		Service Shares
	Class I		Institutional Shares
PNC Tax Exempt Limited Maturity Bond Fund		Federated Short- Intermediate Duration Municipal Trust *
	Class A		Service Shares
	Class I		Institutional Shares
PNC Intermediate Tax Exempt Bond Fund		Federated Intermediate Municipal Trust
	Class A		Service Shares
	Class C		Service Shares
	Class I		Institutional Shares
PNC Balanced Allocation Fund		Federated MDT Balanced Fund *
	Class A		Class A
	Class C		Class C
	Class I		Institutional Shares

Schedule 1.02-2
114399-0014/143865664.11

PNC Emerging Markets Equity Fund		Federated Emerging Markets Equity Fund (NEW) *
	Class A		Institutional Shares
	Class I		Institutional Shares
	Class R6		Institutional Shares
PNC International Equity Fund		Federated International Equity Fund (NEW)
	Class A		Class A
	Class C		Class C
	Class I		Institutional Shares
	Class R6		Class R6
PNC International Growth Fund		Federated International Growth Fund (NEW) *
	Class A		Institutional Shares
	Class I		Institutional Shares
	Class R6		Institutional Shares
PNC Multi-Factor All Cap Fund		Federated MDT All Cap Core Fund *
	Class A		Class A
	Class C		Class C
	Class I		Institutional Shares
PNC Multi-Factor Large Cap Growth Fund		Federated MDT Large Cap Growth Fund *
	Class A		Class A
	Class C		Class C
	Class I		Institutional Shares
PNC Multi-Factor Large Cap Value Fund		Federated MDT Large Cap Value Fund *
	Class A		Class A
	Class C		Class C
	Class I		Institutional Shares

Schedule 1.02-3
114399-0014/143865664.11

PNC Multi-Factor Small Cap Core Fund		Federated MDT Small Cap Core Fund
	Class A		Class A
	Class C		Class C
	Class I		Institutional Shares
	Class R6		Class R6
PNC Multi-Factor Small Cap Growth Fund		Federated MDT Small Cap Growth Fund
	Class A		Class A
	Class C		Class C
	Class I		Institutional Shares
	Class R6		Class R6
PNC Multi-Factor Small Cap Value Fund		Federated MDT Small Cap Core Fund *
	Class A		Class A
	Class C		Class C
	Class I		Institutional Shares
PNC Small Cap Fund		Federated MDT Small Cap Core Fund *
	Class A		Class A
	Class C		Class C
	Class I		Institutional Shares

*	In addition to the share classes noted above, the Buyer Funds offer (or, when created, will offer) the following share classes which are not involved in the Fund Mergers:

Federated Government Obligations Fund
Administrative Shares, Institutional Shares, Cash II Shares, Trust Shares, Cash Series Shares and Premier Shares.

Federated Treasury Obligations Fund Automated Shares and Trust Shares

Federated Ultrashort Bond Fund A Shares and Service Shares

Federated Total Return Bond Fund
A Shares, B Shares, C Shares, R Shares and R6 Shares

Federated Short-Intermediate Duration Municipal Trust A Shares

Schedule 1.02-4
114399-0014/143865664.11

Federated MDT Balanced Fund R6 Shares

Federated Emerging Markets Equity Fund (New Shell Fund Being Created) A Shares, C Shares and R6 Shares

Federated International Growth Fund (New Shell Fund Being Created) A Shares, C Shares and R6 Shares

Federated MDT All Cap Core Fund R6 Shares

Federated MDT Large Cap Growth Fund B Shares

Federated MDT Large Cap Value Fund
B Shares, R Shares, Service Shares and R6 Shares
Federated MDT Small Cap Core Fund R6 Shares

Federated MDT Small Cap Core Fund
R6 Shares

Schedule 1.02-5
114399-0014/143865664.11

SCHEDULE 6.10
PRO-RATION OF INCOME AND EXPENSES
If the Seller or the Buyer identify any items of income or expense that it reasonably believes should be subject to Pro-Ration under Section 6.10 of this Agreement, the applicable Party shall provide prompt written notice to the other Party, including reasonable detail as to the reason why the item should be subject to Pro-Ration. Within thirty (30) days after a Party received such a notice from the other Party, the Parties shall in good faith meet to discuss such item and how it should be pro rated, if at all.
In determining whether an item should be pro rated, and to what extent, the following principles shall be applied:
(a)Firstly, if an item (such as income or an expense) relates (or will relate) to periods both prior to and after the Closing the item would be pro-rated based on contractual terms that might enumerate differing rates for differing periods; and/or
(b)Secondly, if an item (such as income or an expense) relates (or will relate) to periods both prior to and after the Closing, the item would be pro-rated based on the amount of the item attributable to the number of days in the pre-Closing period when the Seller operated (or will operate) the Business and the amount of the item attributable to the number of days in the post-Closing period when the Buyer operated (or will operate) the Business.
In all cases, any Pro-Ration under Section 6.10 of this Agreement must be mutually agreed upon by the Buyer and the Seller.

114399-0014/143865664.11

EXHIBIT A
FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
The attached form of Assignment and Assumption Agreement is incorporated herein by reference.

114399-0014/143865664.11

114399-0014/143865664.11

FINAL FORM
BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT
This Bill of Sale, Assignment and Assumption Agreement (this “Assignment and Assumption Agreement”) is made and entered as of _______________, 2019, by and among Federated Investors, Inc., a Pennsylvania corporation (the “Buyer”), Federated Global Investment Management Corp., a Delaware corporation (“FGIMC”), Federated MDTA LLC, a Delaware limited liability company (“FMDTA”), Federated Investment Counseling, a Delaware statutory trust (“FIC”), and Federated Investment Management Company, a Delaware statutory trust (“FIMC” and each of FGIMC, FMDTA, FIC and FIMC, severally, a “Buyer Designated Advisory Subsidiary”), PNC Capital Advisors, LLC, a Delaware limited liability company (the “Seller”), and, solely for purposes of Sections 2(b), 5, 6 and 7 of this Assignment and Assumption Agreement, PNC Bank, N.A. (“Parent”), pursuant to that certain Transaction Agreement, dated May 6, 2019 (as amended, modified, supplemented or restated from time to time, the “Agreement”), by and between the Buyer and the Seller. Capitalized terms used, but not defined, in this Assignment and Assumption Agreement shall have the meanings given to such terms in the Agreement.

WHEREAS, the Agreement provides for the sale by the Seller to the Buyer (or one or more designated advisory Subsidiaries of the Buyer (i.e., a Buyer Designated Advisory Subsidiary)) of the Acquired Assets; and
WHEREAS, the Seller and Parent desire to assign to the applicable Buyer Designated Advisory Subsidiary, and such Buyer Designated Advisory Subsidiary desires to obtain and assume from the Seller and Parent, the respective Acquired Assets and the Assumed Liabilities; and
WHEREAS, the parties to the Agreement are as of the date hereof consummating the Transactions contemplated thereby; and
WHEREAS, pursuant to Section 1.04(c)(i) of the Agreement, a condition to the consummation of the Transactions contemplated by the Agreement is the delivery of this Assignment and Assumption Agreement.
NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, and in the Agreement, the parties hereto, intending to be legally bound hereby, agree as set forth below.

1.Designation of the Buyer Designated Advisory Subsidiaries. The Buyer hereby designates the applicable Buyer Designated Advisory Subsidiary to acquire the respective Acquired Assets from the Seller (and, in the case of Assigned Intellectual Property, Parent) as provided in this Assignment and Assumption Agreement.

2.Bill of Sale; Assignment and Assumption.

(a)    The Seller hereby sells, transfers, conveys, assigns and delivers to the applicable Buyer Designated Advisory Subsidiary all of its right, title and interest in and to all of the Acquired Assets, free and clear of all Encumbrances (other than Permitted Encumbrances), and

114399-0014/144070633.6

such applicable Buyer Designated Advisory Subsidiary hereby purchases, acquires and accepts the foregoing sale, transfer, conveyance, assignment and delivery in accordance with the following:

(i)    All Acquired Assets (including the Assigned Intellectual Property) relating to Funds reorganized into Buyer Funds managed by FGIMC, or Advisory Accounts to be managed by FGIMC after the Closing, and any other Acquired Assets not otherwise identified in Section 2(a)(ii) - (iv) below, shall be deemed hereunder to be sold to, and acquired by, FGIMC;

(ii)    All Acquired Assets relating to Funds reorganized into Buyer Funds managed by FMDTA, or Advisory Accounts to be managed by FMDTA after the Closing, shall be deemed hereunder to be sold to, and acquired by, FMDTA;

(iii)    All Acquired Assets relating to Advisory Accounts to be managed by FIC after the Closing shall be deemed hereunder to be sold to, and acquired by, FIC; and

(iv)    All Acquired Assets relating to Funds reorganized into Buyer Funds managed by FIMC shall be deemed hereunder to be sold to, and acquired by, FIMC.

(b)    Parent hereby sells, transfers, conveys, assigns and delivers to FGIMC all of its right, title and interest in and to all of the Assigned Intellectual Property, free and clear of all Encumbrances (other than Permitted Encumbrances), and FGIMC hereby purchases, acquires and accepts the foregoing sale, transfer, conveyance, assignment and delivery.

3.Assumption of Assumed Liabilities. The Seller hereby sells, transfers, conveys, assigns and delivers unto the applicable Buyer Designated Advisory Subsidiary all of its right, title and interest in and to all of the Assumed Liabilities, and such applicable Buyer Designated Advisory Subsidiary hereby assumes and agrees to timely pay, discharge and perform in accordance with their terms all of such Assumed Liabilities, in accordance with the following:

(a)    All Assumed Liabilities relating to any Assigned Contracts or other Acquired Assets acquired by, or the post-Closing operation of the Business by, or the Transferred Employees employed by, FGIMC (including under Section 8.02 of the Agreement), and any other Assumed Liabilities not otherwise identified in Section 3(b) - (d) below, shall be deemed hereunder to be sold to, and assumed by, FGIMC;

(b)    All Assumed Liabilities relating to any Assigned Contracts or other Acquired Assets acquired by, or the post-Closing operation of the Business by, FMDTA shall be deemed hereunder to be sold to, and assumed by, FMDTA;

(c)    All Assumed Liabilities relating to any Assigned Contracts or other Acquired Assets acquired by, or the post-Closing operation of the Business by, FIC shall be deemed hereunder to be sold to, and assumed by, FIC; and

114399-0014/144070633.6

(d)    All Assumed Liabilities relating to any Assigned Contracts or other Acquired Assets acquired by, or the post-Closing operation of the Business by, FIMC shall be deemed hereunder to be sold to, and assumed by, FIMC.

4.Excluded Assets and Excluded Liabilities. Notwithstanding any other provision of this Assignment and Assumption Agreement, no Buyer Designated Advisory Subsidiary or any of their Affiliates shall acquire, and the Seller or its Affiliates shall retain, any Excluded Assets, and no Buyer Designated Advisory Subsidiary or any of their Affiliates shall assume, and the Seller or its Affiliates shall retain, any Excluded Liabilities.

5.Transaction Agreement. The Buyer and each Buyer Designated Advisory
Subsidiary acknowledges that neither the Seller nor Parent makes any representation or warranty with respect to the Acquired Assets or the Assumed Liabilities being conveyed hereby except as specifically set forth in the Agreement or in the certificates delivered pursuant thereto. The representations, warranties and covenants of the parties hereto and the terms and conditions set forth in the Agreement will survive the execution and delivery of this Assignment and Assumption Agreement and will not be merged herein or integrated herewith.

6.Further Assurances. Each of the parties hereto agree to execute and deliver such other instruments or documents and take such other actions as shall be reasonably necessary to carry out the purposes and intent of this Assignment and Assumption Agreement.

7.Miscellaneous.

(a)    This Assignment and Assumption Agreement shall be governed by and construed and enforced in accordance with the laws of Commonwealth of Pennsylvania, without giving effect to the conflict of laws rules thereof that would require the application of the laws of another jurisdiction. The parties hereto agree that Buyer (on behalf of itself or any Buyer Designated Advisory Subsidiary with respect to any dispute, controversy or claim with or against the Seller or Parent) and the Seller (on behalf of itself or Parent with respect to any dispute, controversy or claim with or against the Buyer or any Buyer Designated Advisory Subsidiary) shall pursue any dispute, controversy or claim arising under this Assignment and Assumption Agreement pursuant to the applicable provisions of Article 10 of the Agreement.

(b)    This Assignment and Assumption Agreement is for the sole benefit of the parties hereto, and their successors, and permitted assigns, and shall not create any rights in any other Person not a party hereto. The terms of this Assignment and Assumption Agreement shall be binding upon, inure to the benefit of, and be enforceable by the respective successors and permitted assigns of the parties hereto. Except as expressly provided herein, no party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Assignment and Assumption Agreement without the consent of the other parties hereto; provided that Buyer and any Buyer Designated Advisory Subsidiary may assign any of its rights and obligations under this Assignment and Assumption Agreement to an Affiliate, provided that no such assignment by the Buyer or any Buyer Designated Advisory Subsidiary shall relieve the Buyer or such Buyer Designated Advisory

114399-0014/144070633.6

Subsidiary of any of its obligations under this Assignment and Assumption Agreement; provided, further, that no consent shall be required in respect of (i) the assignment and delegation of this Assignment and Assumption Agreement to an acquirer of all or substantially all of the assets of the assigning party who agrees in writing to be bound by all of the obligations of the assigning party hereunder, (ii) the merger of a party with another Person, provided the other Person agrees in writing to be bound by all of the obligations of the party hereunder, or (iii) the assignment and delegation of this Assignment and Assumption Agreement as a result of any sale to another Person of securities issued by a party, provided the other Person agrees in writing to be bound by all of the obligations of the party hereunder. Any purported assignment or delegation other than as permitted by the express terms of this Assignment and Assumption Agreement shall be void and unenforceable.

(c)    If any provision of this Assignment and Assumption Agreement shall be held invalid or unenforceable, the remainder of this Assignment and Assumption Agreement shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable Law. It is the intent of the parties that the provisions of this Assignment and Assumption Agreement be enforced to the maximum extent possible, and the parties undertake to consult with each other in order to substitute any invalid or unenforceable provision with a valid provision of equivalent effect.

(d)    Any provision of this Assignment and Assumption Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party hereto, or in the case of a waiver, by the party hereto against whom the waiver is to be effective. No failure or delay by any party hereto in exercising any right, power or privilege under this Assignment and Assumption Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

[Remainder of page intentionally left blank]

114399-0014/144070633.6

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Assignment and Assumption Agreement as of the day and year first above written.

FEDERATED INVESTORS, INC.

By:
Name:
Title:
FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

By:
Name:
Title:
FEDERATED MDTA LLC

By:
Name:
Title:

FEDERATED INVESTMENT COUNSELING

By:
Name:
Title:

[Signature Page to Bill of Sale, Assignment and Assumption Agreement]

FEDERATED INVESTMENT MANAGEMENT COMPANY

By:
Name:
Title:

[Signature Page to Bill of Sale, Assignment and Assumption Agreement]

PNC CAPITAL ADVISORS LLC

By:
Name:
Title:

PNC BANK, N.A.

By:
Name:
Title:

[Signature Page to Bill of Sale, Assignment and Assumption Agreement]

EXHIBIT C-1
FORM OF FUND REORGANIZATION AGREEMENT
(Shell Fund Reorganizations)
The attached form of Fund Reorganization Agreement (Shell Fund Reorganizations) is incorporated herein by reference.

Exhibit C-1-1
114399-0014/143865664.11

FINAL FORM
AGREEMENT AND PLAN OF REORGANIZATION
(SHELL FUND)

[SELLER FUND]

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of August, 2019, by and between Federated Adviser Series, a Delaware statutory trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund Registrant”), on behalf of its [BUYER FUND NAME] series, (the “Surviving Fund”), and PNC Funds, a Delaware statutory trust, with its principal place of business at [ ] (the “Reorganizing Fund Registrant”), on behalf of [SELLER FUND NAME] (“Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”). Federated Global Investment Management Corp., a Delaware statutory trust (the “Surviving Fund Adviser”), joins this Agreement solely for purposes of Article IX, and PNC Capital Advisors, LLC (the “Reorganizing Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of Article IX.
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers [REORGANIZING FUND SHARE CLASSES]) (the “Reorganizing Fund Shares”) (subject to the stated liabilities of the Reorganizing Fund accrued and reflected in the books and records and net asset value of the Reorganizing Fund (“Stated Liabilities”)), in exchange solely for shares ([SURVIVING FUND SHARE CLASSES], respectively), no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares ([SURVIVING FUND SHARE CLASSES]) to the holders of the outstanding shares of the Reorganizing Fund ([REORGANIZING FUND SHARE CLASSES], respectively), and (iii) the liquidation, dissolution and termination of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).
WHEREAS, the Surviving Fund and the Reorganizing Fund are separate series of the Surviving Fund Registrant and the Reorganizing Fund Registrant, respectively, the Surviving Fund Registrant and Reorganizing Fund Registrant are open-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;
WHEREAS, the Funds are authorized to issue their shares of beneficial interests;
WHEREAS, the Trustees of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund;
WHEREAS, the Trustees of the Surviving Fund Registrant have determined that the
Reorganization, with respect to the Surviving Fund, is in the best interest of the Surviving Fund;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

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TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING
FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND
1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2 (subject to the Stated Liabilities (other than any liabilities related to the trustee deferred compensation program or the termination of existing arrangements of the Reorganizing Fund, each of which shall be discharged on or prior to the Closing Date) of the Reorganizing Fund, which shall be assumed by the Surviving Fund) to the Surviving Fund. In exchange, the Surviving Fund agrees to assume the Stated Liabilities (other than any liabilities related to the trustee deferred compensation program or the termination of existing arrangements of the Reorganizing Fund, each of which shall be discharged on or prior to the Closing Date) and to deliver to the Reorganizing Fund the number of Surviving Fund Shares with a total net asset value (“NAV”) equal to the total NAV of Reorganizing Fund Shares outstanding on the Closing Date. Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares, as detailed on the below table. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.
[REORGANIZATION SPECIFIC SHARE CLASS MAPPING TABLE TO BE INCLUDED]
1.2 ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, all cash (except as provided below), securities, commodities, interests in futures, dividends or interest receivable and other assets (except as provided in the next sentence) owned by the Reorganizing Fund as of the Closing Date. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund.
The Reorganization is to occur on the Closing Date, which is expected to be on or after [ ], 2019. On the Closing Date, substantially all of the assets of the Reorganizing Fund will be transferred to the Surviving Fund. In exchange for the transfer of these assets and the Surviving Fund’s assumption of the Stated Liabilities (other than those liabilities as set forth in paragraph 1.3 herein which shall be discharged on or prior to the Closing Date) of the Reorganizing Fund, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of full and fractional [SURVIVING FUND SHARE CLASSES], (as applicable) of the Surviving Fund equal in value to the aggregate NAV of the [REORGANIZING FUND SHARE CLASSES], respectively, of the Reorganizing Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.
1.3 DISCHARGE OF LIABILITIES. The Reorganizing Fund shall discharge on or prior to the Closing Date each of the following: (a) any director/trustee deferred compensation plan liabilities; (b) any liabilities arising due to the termination of any Reorganizing Fund contract; (c) any liabilities relating to any line of credit; and (d) any other non-ordinary course liabilities mutually agreed upon by the Reorganizing Fund Adviser and the Surviving Fund Adviser after consultation with both Funds’ counsel to the independent trustees/directors.
1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record of each class of the Reorganizing Fund, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the shares of the corresponding class of Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with the settlement of any securities transactions effected before,

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but not settled by, the Closing Date, with such settlements to be delivered to the Surviving Fund, or in connection with the Reorganizing Fund’s liquidation, dissolution and termination.
1.5 OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund in an amount equal in value to the aggregate NAV of the Reorganizing Fund Shares computed in the manner set forth in paragraph 2.2., to be distributed to Reorganizing Fund Shareholders.
1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time, as a condition of such issuance and transfer, shall be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.
1.7     REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing
Fund is and shall remain the responsibility of the Reorganizing Fund.
1.8 TERMINATION. The Reorganizing Fund shall be liquidated, dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4 and the completion of all of its regulatory obligations and filings.
1.9 BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date. Copies of the applicable books and records may be retained as required by applicable law or as necessary for the Reorganizing Fund or the Reorganizing Fund Adviser on behalf of the Reorganizing Fund to prepare and file tax returns pursuant to paragraph 5.10 of this Agreement, provided that the Reorganizing Fund maintains them in a secure and confidential manner and does not disclose them unless required by law (which, for the avoidance of doubt, shall include the Reorganizing Fund’s obligation to file tax returns).
1.10     OTHER REORGANIZATION-SPECIFIC ITEMS.
In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Surviving Fund Shares shall be waived with respect to the Reorganizing Fund Shareholder’s initial receipt of Surviving Fund Shares as part of the Reorganization.
[With respect to the Class A Shares of the Surviving Fund (“Relevant Surviving Fund Shares”) to be acquired by shareholders of the Reorganizing Fund’s [RELEVANT REORGANIZING FUND SHARE CLASS], in connection with the Reorganization, such a Reorganizing Fund Shareholder will be issued Relevant Surviving Fund Shares pursuant to the terms of this Agreement at NAV (without reduction for a sales charge). With respect to subsequent purchases of Relevant Surviving Fund Shares in the future, such future purchases of Relevant Surviving Fund Shares would be at NAV so long as: (1) such Reorganizing Fund Shareholder’s account opened on the books and records of the Surviving Fund as part of the Reorganization remains open and is held directly with the Surviving Fund’s Transfer Agent (and not through an intermediary) or (2) such future purchase otherwise qualifies for a sales load exception pursuant to the terms of the Surviving Fund’s prospectus (such as, for example, that the shares are purchased through a program offered by a financial intermediary that provides for the purchase of shares without imposition of a sales charge and where the financial intermediary has agreed not to receive a dealer reallowance on purchases under the program).]

[Any privileges granted to any Reorganizing Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Reorganizing Fund Shareholder opened on the books and records of the Surviving Fund as part of the Reorganization, and not to any existing account with the Surviving Fund or any other fund within the Federated Family of Funds or, unless otherwise specifically indicated herein, any other account opened by or on behalf of any Reorganizing Fund Shareholder with the Surviving Fund or any other fund within the Federated Family of Funds.]

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ARTICLE II
VALUATION
2.1 VALUATION OF ASSETS. The value of the Reorganizing Fund’s assets to be acquired by the Surviving Fund hereunder shall be the value of such assets computed as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Surviving Fund Registrant’s Declaration of Trust and the Surviving Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be determined necessary prior to closing and mutually agreed upon by the parties (and approved by the respective Boards of Trustees (“Board”) of the Surviving Fund Registrant and Reorganizing Fund Registrant).
2.2 VALUATION OF SHARES. The NAV per share of each class of Surviving Fund Shares shall be the NAV per share of such class of Surviving Fund Shares computed as of the closing on the Closing Date, using the valuation procedures set forth in the Surviving Fund Registrant’s Declaration of Trust and the Surviving Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be determined necessary prior to closing and mutually agreed upon by the parties (and approved by their respective Boards).
2.3 SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund’s assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.
2.4 DETERMINATION OF VALUE. All computations of value shall be made by Bank of New York Mellon, on behalf of the Surviving Fund and the Reorganizing Fund. The Reorganizing Fund Registrant and the Surviving Fund Registrant agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuations of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures.
ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE. The closing shall occur on or about [ ], 2019, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Investors, Inc. (“Federated”), 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree. The closing may be held in person, by facsimile, email or other communication means as the parties may agree.
3.2 CUSTODIAN’S CERTIFICATE. The Bank of New York Mellon, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver to the Surviving Fund and the Reorganizing Fund at the closing a certificate of an authorized officer of the Custodian stating that: (a) the Reorganizing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund as of the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.
3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored that is mutually acceptable to the parties.

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3.4 TRANSFER AGENT’S CERTIFICATE. The Bank of New York Mellon, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of each class of outstanding Reorganizing Fund Shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company (and/or its service agent, DST Systems, Inc.), its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund’s account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, checks, assignments, treasurer, chief financial officer, president/vice president, secretary or other officer certificates, custodian and transfer agent instructions and certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel, may reasonably request.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund Registrant, on behalf of the Surviving Fund, as follows:

a)	The Reorganizing Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

b)
The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.

c)
The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Reorganizing Fund is not in violation of, and assuming shareholder approval of the Reorganization is obtained, the execution, delivery, and performance of this Agreement will not result in the violation of, any provision of the Reorganizing Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.

e)
The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts relating to the Reorganizing Fund, other than agreements necessary to fulfill the Reorganizing Fund’s responsibilities under paragraph 1.7, will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund). All such other agreements shall be terminated with respect to the Reorganizing Fund promptly after its responsibilities under paragraph 1.7 are discharged.

f)
Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, administrative proceeding or investigation of or before any court or governmental body, if adversely determined, would not materially and adversely affect the Reorganizing Fund’s financial condition, the conduct of its business, or the ability of the Reorganizing

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Fund to carry out the transactions contemplated by this Agreement. The Reorganizing Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)
The audited financial statements of the Reorganizing Fund as of May 31, 2019, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Reorganizing Fund’s assets as of the date of such statements, (copies of which have been furnished to the Surviving Fund) fairly reflect in all material respects the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.

h)
Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Surviving Fund. For the purposes of this sub-paragraph (h), a decline in the NAV of the Reorganizing Fund shall not constitute a material adverse change.

i)
As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund or the NAV per share of any class or classes of Reorganizing Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

j)
The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund, the Reorganizing Fund Registrant’s Board and committees of the Reorganizing Fund Registrant’s Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.

k)
The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.

l)
All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.

m)
All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in the registration statement on Form N-1A of the Reorganizing Fund Registrant) by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.

n)
At the closing, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and

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authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Delaware, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to the Surviving Fund.

o)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund other than shareholder approval as required by paragraph 5.2. Subject to approval by the Reorganizing Fund Shareholders and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

p)
The information furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents necessary in connection with the transactions contemplated herein is accurate and complete in all material respects.

q)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided to the Surviving Fund Registrant or its service providers and/or agents in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

r)
The Reorganizing Fund has qualified, elected and been eligible to be treated as a “regulated investment company” under Sections 851 and 852 of the Code (a “RIC”), in respect of each taxable year since its commencement of operations; and qualifies and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its current taxable year.

s)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement (as defined in paragraph 5.7), and the filing of any articles, certificates or other documents that may be required under Delaware law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 5.2.

t)
The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant’s ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund’s ability to consummate the transactions contemplated by this Agreement.

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4.2 REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:

a)	The Surviving Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

b)
The Surviving Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Surviving Fund Registrant’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.

c)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. Subject to approval by the Reorganizing Fund Shareholders and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

d)
The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

e)
The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, any provision of the Surviving Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.

f)
As of the closing on the Closing Date, the Surviving Fund will have no assets (other than any seed capital invested by the Surviving Fund Adviser and/or its affiliates) and no liabilities. The Surviving Fund has not commenced investment operations and will not commence investment operations until after the closing on the Closing Date.

g)
Except as otherwise disclosed in writing to and accepted by the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, administrative proceeding or investigation of or before any court or governmental body if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

h)
Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will be the only Surviving Fund Shares outstanding as of the Closing Date and will, as of the closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable. The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.

i)
The information furnished by the Surviving Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents necessary in connection with the transactions contemplated herein is accurate and complete in all material respects.

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j)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided to the Reorganizing Fund Registrant or its service providers and/or agents in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

k)
The Surviving Fund (i) will qualify and elect and be eligible to be treated as a RIC under Sections 851 and 852 of the Code, (ii) will file all tax returns as a RIC and (iii) will take all steps necessary to ensure that it continues to qualify for taxation as a RIC under Sections 851 and 852 of the Code.

l)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement (as defined in paragraph 5.7), and the filing of any articles, certificates or other documents that may be required under Delaware law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

m)
The Surviving Fund, and the Surviving Fund Registrant with respect to the Surviving Fund, is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Surviving Fund is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Surviving Fund, threatened against the Surviving Fund, or the Surviving Fund Registrant with respect to the Surviving Fund, that would question the right, power or capacity of (a) the Surviving Fund to conduct its business as conducted now, or (b) the Surviving Fund Registrant’s ability to enter into this Agreement on behalf of the Surviving Fund or the Surviving Fund’s ability to consummate the transactions contemplated by this Agreement.

n)
The Surviving Fund was formed for the purpose of effecting the Reorganization and prior to the Closing Date, (i) will have carried on no business activity (apart from holding the initial investment of the initial shareholder), (ii) will not have had any tax attributes (including those specified in Section 381(c) of the Code), (iii) will not have held any property (other than a de minimis amount of assets to facilitate the transaction(s) described in the Agreement) and immediately following the Reorganization, the Surviving Fund will possess solely assets and liabilities that were possessed by the Reorganizing Fund immediately prior to the Reorganization; provided, however, that at the time of or before the Reorganization, the Surviving Fund may hold a de minimis amount of assets to facilitate its organization.

o)
The Surviving Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.

ARTICLE V
COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND
5.1 OPERATION IN ORDINARY COURSE. The Reorganizing Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include portfolio turnover, changes to the portfolio necessary to transition the portfolio to the Surviving Fund, customary dividends, other dividends and distributions to shareholders contemplated herein and shareholder purchases and redemptions. The Surviving Fund’s operations shall be

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limited to such actions that are customary to the organization of a new series prior to its commencement of operations and in accordance with paragraph 4.2(e).
5.2 APPROVAL OF SHAREHOLDERS. The Reorganizing Fund Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
5.3     INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the
Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
5.4 ADDITIONAL INFORMATION. The Reorganizing Fund will provide reasonable assistance to the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares provided that the Reorganizing Fund will have no obligation to provide any information other than that contained on the books and records of the Reorganizing Fund’s transfer agent.
5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Surviving Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.
5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably mutually acceptable to the Surviving Fund and the Reorganizing Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes as of the most recent tax year end, and which will be certified by the Reorganizing Fund Registrant’s Treasurer.
5.7     PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY
STATEMENT. The Surviving Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus and statement of additional information of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement and any additional proxy and/or solicitation materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.
5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund may distribute to shareholders all or a portion of any net capital gain realized by the Reorganizing Fund.
5.9 VALUATION MATTERS. Each of the Reorganizing Fund Registrant and the Surviving Fund Registrant covenants that it will provide prompt notice of any material changes to its respective valuation procedures, as approved by the Reorganizing Fund Registrant’s or the Surviving Fund Registrant’s Board, as applicable, prior to the Closing Date.
5.10 TAX FILINGS. The Reorganizing Fund (or the Reorganizing Fund Adviser on behalf of the Reorganizing Fund) shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Reorganizing Fund with respect to taxable years ending on or prior to the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. The Surviving Fund (or the Surviving Fund Adviser on behalf of the Surviving Fund) shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Reorganizing Fund with respect to

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taxable years ending after the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.
5.11 TREATMENT AS F REORGANIZATION. The Reorganizing Fund and the Surviving Fund agree to treat the Reorganization as a “reorganization” under Section 368(a)(1)(F) of the Code and will file all tax returns consistent with such treatment. Neither the Reorganizing Fund nor the Surviving Fund will take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” under Section 368(a)(1)(F) of the Code.
ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND
The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
The Surviving Fund Registrant, on behalf of the Surviving Fund, shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Surviving Fund Registrant, on behalf of the Surviving Fund, on or before the Closing Date. All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund’s name by the Surviving Fund Registrant’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.
Any condition precedent contained in that certain Transaction Agreement, dated May 6, 2019, by and between the Reorganizing Fund Adviser and Federated (the “Transaction Agreement”), with respect to the consummation of the Reorganization in connection with the consummation of the transactions contemplated by such Transaction Agreement, shall have been and remain satisfied, and any right of a party thereto not to consummate this Reorganization shall not have been exercised, by the closing.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND
The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, shall have performed in all material respects all the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, on or before the Closing Date. All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund’s name by the Reorganizing Fund Registrant’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.
The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund’s assets and liabilities, together with a list of the Reorganizing Fund’s portfolio securities showing the

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tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.
Any condition precedent contained in the Transaction Agreement, with respect to the consummation of the Reorganization in connection with the consummation of the transactions contemplated by such Transaction Agreement, shall have been and remain satisfied, and any right of a party thereto not to consummate this Reorganization shall not have been exercised, by the closing.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1 This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund Registrant’s Declaration of Trust and By-Laws. Reasonable evidence of such approval in the form of a secretary’s certificate shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.
8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be pending or, to the knowledge of the Reorganizing Fund or the Surviving Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.
8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. The Registration Statement and Proxy Materials shall have been mailed to the shareholders of the Reorganizing Fund consistent with applicable law. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5 Any material differences between the prices of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures identified pursuant to paragraph 2.4 of this Agreement shall have been eliminated or otherwise resolved to the reasonable satisfaction of the parties.
8.6 The parties shall have received an opinion of K&L Gates LLP substantially to the effect that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, and for federal income tax purposes:

a)
The transfer of all or substantially all of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares and Surviving Fund’s assumption of the Stated Liabilities (other than any liabilities related to the trustee deferred compensation program or the termination of existing arrangements of the Reorganizing Fund, each of which shall be discharged prior to closing)

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(followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution, liquidation and termination of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.

c)
No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares and Surviving Fund’s assumption of the Stated Liabilities or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.

d)	No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares.

e)
The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.

f)
The tax basis of the Reorganizing Fund’s assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.

g)
For purposes of Section 381 of the Code, the Surviving Fund will be treated just as the Reorganizing Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Reorganizing Fund’s taxable year, the Reorganizing Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Surviving Fund as if there had been no Reorganization, and the part of the Reorganizing Fund’s taxable year before the Reorganization will be part of the Surviving Fund’s taxable year that includes the Reorganization.

Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP may reasonably request (and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that K&L Gates LLP has not approved). Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.6.
ARTICLE IX
EXPENSES
The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Surviving Fund Adviser or its affiliates and/or the Reorganizing Fund Adviser or its affiliates will bear certain expenses associated with Reorganizing Fund’s and Surviving Fund’s participation in the Reorganization as agreed to between them. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage, printing and legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (c) solicitation and tabulation costs of the transaction; and (d) other related administrative or operational costs. The Surviving Fund shall bear expenses associated with the qualification of Surviving

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Fund Shares for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. All expenses paid by Surviving Fund will be solely and directly related to the Reorganization in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. All expenses will be paid directly by the party bearing such expenses to the relevant providers of service or other payees. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in Reorganizing Fund or Surviving Fund failing to qualify and be eligible for treatment as a RIC under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a)(1)(F) of the Code.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The Surviving Fund Registrant, on behalf of the Surviving Fund, and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the parties, and supersedes any prior representation, warranty, covenant, statement and/or understanding between the parties with respect to the Reorganization.
10.2 Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
This Agreement may be terminated by the mutual agreement of the Surviving Fund Registrant and the Reorganizing Fund Registrant. In addition, either the Surviving Fund Registrant or the Reorganizing Fund Registrant may at its option terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days or, if earlier, by the Closing Date;

b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c)
a determination by a party’s Board, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Reorganizing Fund Registrant or the Surviving Fund Registrant, respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, or their respective Trustees or their respective officers.
ARTICLE XII
AMENDMENTS

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This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the Surviving Fund Registrant, on behalf of the Surviving Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII
NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Reorganizing Fund, [__________________________] or the Surviving Fund, 4000 Ericsson Drive, Warrendale, PA 15086-7561, Attn: Chief Legal Officer.
ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.
This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
Notwithstanding the foregoing, following the Closing Date, no consent shall be required in respect of (a) the assignment and delegation of this Agreement by the Surviving Fund Adviser or the Reorganizing Fund Adviser to an acquirer of all or substantially all of the assets of such adviser who agrees in writing to be bound by all of the obligations of such adviser hereunder, (b) the merger of the Surviving Fund Adviser or the Reorganizing Fund Adviser with another person, provided the other person agrees in writing to be bound by all of the obligations of such adviser hereunder, or (c) the assignment and delegation of this Agreement by the Surviving Fund Adviser or Reorganizing Fund Adviser as a result of any sale to another person of securities issued by such adviser, provided the other person agrees in writing to be bound by all of the obligations of such party hereunder.
If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

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It is expressly agreed that the obligations of the Reorganizing Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Reorganizing Fund Registrant personally, but shall bind only the property of the Reorganizing Fund, as provided in the Declaration of Trust of the Reorganizing Fund Registrant. Moreover, no series of the Reorganizing Fund Registrant other than the Reorganizing Fund shall be responsible for the obligations of the Reorganizing Fund hereunder, and all persons shall look only to the assets of the Reorganizing Fund to satisfy the obligations of the Reorganizing Fund or Reorganizing Fund Registrant hereunder. The execution and delivery of this Agreement have been authorized by the Trustees of the Reorganizing Fund Registrant on behalf of the Reorganizing Fund and signed by authorized officers of the Reorganizing Fund Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Reorganizing Fund as provided in the Declaration of Trust of the Reorganizing Fund Registrant.
It is expressly agreed that the obligations of the Surviving Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Surviving Fund Registrant personally, but shall bind only the property of the Surviving Fund, as provided in the Declaration of Trust of the Surviving Fund Registrant. Moreover, no series of the Surviving Fund Registrant other than the Surviving Fund shall be responsible for the obligations of the Surviving Fund hereunder, and all persons shall look only to the assets of the Surviving Fund to satisfy the obligations of the Surviving Fund or Surviving Fund Registrant hereunder. The execution and delivery of this Agreement have been authorized by the Trustees of the Surviving Fund Registrant on behalf of the Surviving Fund and signed by authorized officers of the Surviving Fund Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Surviving Fund as provided in the Declaration of Trust of the Surviving Fund Registrant.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.
FEDERATED ADVISER SERIES on behalf of its portfolio,
[Buyer Fund]

By:                     Name:
Title:

PNC FUNDS
on behalf of its portfolio,
[Seller Fund]

By:                     Name:
Title:

Solely for purposes of Article IX

Federated Global Investment Management Corp.

By:
Name:
Title:

Solely for purposes of Article IX

PNC Capital Advisors, LLC

By:
Name:
Title:

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EXHIBIT C-2
FORM OF FUND REORGANIZATION AGREEMENT
(Money Market Fund Reorganizations)
The attached form of Fund Reorganization Agreement (Money Market Fund Reorganizations) is incorporated herein by reference.

Exhibit C-2-1
114399-0014/143865664.11

FINAL FORM
AGREEMENT AND PLAN OF REORGANIZATION
(MONEY MARKET FUND)

[SELLER FUND]

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of August, 2019, by and between Money Market Obligations Trust, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund Registrant”), on behalf of its series, [BUYER FUND NAME] (the “Surviving Fund”), and PNC Funds, a Delaware statutory trust, with its principal place of business at [ ] (the “Reorganizing Fund Registrant”), on behalf of [SELLER FUND NAME] (“Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”). Federated Investment Management Company, a Delaware statutory trust (the “Surviving Fund Adviser”), joins this Agreement solely for purposes of Article IX, and PNC Capital Advisors, LLC (the “Reorganizing Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of Article IX.
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers [REORGANIZING FUND SHARE CLASSES] (the “Reorganizing Fund Shares”) in exchange solely for shares [SURVIVING FUND SHARE CLASSES], respectively), no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares ([SURVIVING FUND SHARE CLASSES]) to the holders of the outstanding shares of the Reorganizing Fund ([REORGANIZING FUND SHARE CLASSES], respectively), and (iii) the liquidation, dissolution and termination of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Surviving Fund and the Reorganizing Fund are separate series of the Surviving Fund Registrant and the Reorganizing Fund Registrant, respectively, the Surviving Fund Registrant and Reorganizing Fund Registrant are open-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;
WHEREAS, the Funds are authorized to issue their shares of beneficial interests;
WHEREAS, the Trustees of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund;
WHEREAS, the Trustees of the Surviving Fund Registrant have determined that the
Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING
FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND
1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional shares of each class of Surviving Fund Shares determined by multiplying (a) the outstanding shares of each class of the

Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value (“NAV”) per share of such class of the Reorganizing Fund Shares computed in the manner as of the time and date set forth in paragraph 2.2 by (y) the NAV per share of the corresponding class of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares, as detailed on the below table. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.
[REORGANIZATION-SPECIFIC SHARE CLASS MAPPING TABLE TO BE INCLUDED]
1.2 ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, all cash (except as provided below), securities, commodities, interests in futures, dividends or interest receivable, and other assets (except as provided in the next sentence), owned by the Reorganizing Fund as of the Closing Date. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund.
The Reorganization is to occur on the Closing Date, which is expected to be on or after [ ], 2019. On the Closing Date, substantially all of the assets of the Reorganizing Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Reorganizing Fund liabilities recorded on the Reorganizing Fund’s books on or before the Closing Date) will be transferred to the Surviving Fund. In exchange for the transfer of these assets, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of full and fractional [SURVIVING FUND SHARE CLASSES], (as applicable) of the Surviving Fund equal in value to the aggregate NAV of the [REORGANIZING FUND SHARE CLASSES], respectively, of the Reorganizing Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.
The Reorganizing Fund may set aside cash up to an amount sufficient to satisfy its liabilities, which (along with deferred or prepaid expenses) would not be transferred to the Surviving Fund.
1.3 LIABILITIES TO BE DISCHARGED. The Reorganizing Fund shall discharge all of its known and quantifiable liabilities and other known obligations (including, without limitation, any trustee deferred compensation liability or any liabilities arising due to the termination of any Reorganizing Fund contract) prior to or as of the Closing Date. For the avoidance of doubt, the Surviving Fund shall not assume any liabilities or obligations of the Reorganizing Fund in connection with the Reorganization. Any liabilities or obligations not discharged by the Reorganizing Fund as of the Closing Date shall be assumed by the Reorganizing Fund Adviser as of the Closing Date.
1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record of each class of the Reorganizing Fund, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the shares of the corresponding class of Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with the settlement of any securities transactions effected before,

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but not settled by, the Closing Date, with such settlements to be delivered to the Surviving Fund, or in connection with the Reorganizing Fund’s liquidation, dissolution and termination.
1.5 OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate NAV of the Reorganizing Fund Shares computed in the manner set forth in paragraph 2.2, to be distributed to Reorganizing Fund Shareholders.
1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time, as a condition of such issuance and transfer, shall be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.
1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing
Fund is and shall remain the responsibility of the Reorganizing Fund.
1.8 TERMINATION. The Reorganizing Fund shall be liquidated, dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4 and the completion of all of its regulatory obligations and filings.
1.9 BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date. Copies of the applicable books and records may be retained as required by applicable law or as necessary for the Reorganizing Fund or the Reorganizing Fund Adviser on behalf of the Reorganizing Fund to prepare and file tax returns pursuant to paragraph 5.10 of this Agreement, provided that the Reorganizing Fund maintains them in a secure and confidential manner and does not disclose them unless required by law (which, for the avoidance of doubt, shall include the Reorganizing Fund’s obligation to file tax returns).
1.10     OTHER REORGANIZATION-SPECIFIC ITEMS
In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Surviving Fund Shares shall be waived with respect to the Reorganizing Fund Shareholder’s initial receipt of Surviving Fund Shares as part of the Reorganization.
[Any privileges granted to any Reorganizing Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Reorganizing Fund Shareholder opened on the books and records of the Surviving Fund as part of the Reorganization, and not to any existing account with the Surviving Fund or any other fund within the Federated Family of Funds or, unless otherwise specifically indicated herein, any other account opened by or on behalf of any Reorganizing
Fund Shareholder with the Surviving Fund or any other fund within the Federated Family of Funds.]
ARTICLE II VALUATION
2.1     Reserved.
2.2 VALUATION OF SHARES. The NAV per share of each class of Surviving Fund Shares and of each class of Reorganizing Fund Shares shall be the NAV per share of such class of Shares computed as of the closing on the Closing Date, using the Amortized Cost Method as defined in Rule 2a7(a)(2) in accordance with the valuation procedures established under such rule by the Board of the Surviving Fund Registrant or such other valuation procedures as shall be determined necessary prior to closing and mutually agreed upon

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by the parties (and approved by the respective Boards of Trustees (“Board”) of the Surviving Fund Registrant and the Reorganizing Fund Registrant).
2.3 SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund’s assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.
2.4 DETERMINATION OF VALUE. All computations of value shall be made by [State Street Bank and Trust Company][Bank of New York Mellon], on behalf of the Surviving Fund and the
Reorganizing Fund. The Reorganizing Fund Registrant and the Surviving Fund Registrant agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuations of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures.
ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE. The closing shall occur on or about [ ], 2019, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Investors, Inc. (“Federated”), 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree. The closing may be held in person, by facsimile, email or other communication means as the parties may agree.
3.2 CUSTODIAN’S CERTIFICATE. The Bank of New York Mellon, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver to the Surviving Fund and the Reorganizing Fund at the closing a certificate of an authorized officer of the Custodian stating that: (a) the Reorganizing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund as of the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.
3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored that is mutually acceptable to the parties.
3.4 TRANSFER AGENT’S CERTIFICATE. The Bank of New York Mellon, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of each class of outstanding Reorganizing Fund Shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company (and/or its service agent, DST Systems, Inc.), its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving

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Fund Shares have been credited to the Reorganizing Fund’s account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, checks, assignments, treasurer, chief financial officer, president/vice president, secretary or other officer certificates, custodian and transfer agent instructions and certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel, may reasonably request.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund Registrant, on behalf of the Surviving Fund, as follows:

a)	The Reorganizing Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

b)
The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.

c)
The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Reorganizing Fund is not in violation of, and assuming shareholder approval of the Reorganization is obtained, the execution, delivery, and performance of this Agreement will not result in the violation of, any provision of the Reorganizing Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.

e)
The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts relating to the Reorganizing Fund, other than agreements necessary to fulfill the Reorganizing Fund’s responsibilities under paragraph 1.7, will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund). All such other agreements shall be terminated with respect to the Reorganizing Fund promptly after its responsibilities under paragraph 1.7 are discharged.

f)
Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, administrative proceeding or investigation of or before any court or governmental body, if adversely determined, would not materially and adversely affect the Reorganizing Fund’s financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. The Reorganizing Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental

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body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)
The audited financial statements of the Reorganizing Fund as of May 31, 2019, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Reorganizing Fund’s assets as of the date of such statements, (copies of which have been furnished to the Surviving Fund) fairly reflect in all material respects the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.

h)
Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Surviving Fund. For the purposes of this sub-paragraph (h), a decline in the NAV of the Reorganizing Fund shall not constitute a material adverse change.

i)
As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund or the NAV per share of any class or classes of Reorganizing Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

j)
The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund, the Reorganizing Fund Registrant’s Board and committees of the Reorganizing Fund Registrant’s Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.

k)
The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.

l)
All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.

m)
All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in the registration statement on Form N-1A of the Reorganizing Fund Registrant) by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase

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any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.

n)
At the closing, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Delaware, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to the Surviving Fund.

o)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund other than shareholder approval as required by paragraph 5.2. Subject to approval by the Reorganizing Fund Shareholders and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

p)
The information furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents necessary in connection with the transactions contemplated herein is accurate and complete in all material respects.

q)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided to the Surviving Fund Registrant or its service providers and/or agents in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

r)
The Reorganizing Fund has qualified, elected and been eligible to be treated as a “regulated investment company” under Sections 851 and 852 of the Code (a “RIC”), in respect of each taxable year since its commencement of operations; and qualifies and is treated and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its taxable year ending upon the Closing Date.

s)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement (as defined in paragraph 5.7), and the filing of any articles, certificates or other documents that may be required under Delaware law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 5.2.

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t)
The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant’s ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund’s ability to consummate the transactions contemplated by this Agreement.

4.2 REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:

a)	The Surviving Fund is a legally designated, separate series of a business trust duly organized, and validly existing under the laws of the Commonwealth of Massachusetts.

b)
The Surviving Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Surviving Fund Registrant’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.

c)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. Subject to approval by the Reorganizing Fund Shareholders and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

d)
The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

e)
The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, any provision of the Surviving Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.

f)
Except as otherwise disclosed in writing to and accepted by the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, administrative proceeding or investigation of or before any court or governmental body, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund is not a party to or subject to the provisions of any order,

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decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

g)
The audited financial statements of the Surviving Fund as of [MOST RECENT FYE] nd for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Surviving Fund’s assets as of the date of such statements, (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.

h)
[The unaudited financial statements of the Surviving Fund as of [MOST RECENT SEMIANNUAL REPORTING PERIOD END], and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Surviving Fund’s assets as of the date of such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.]

i)
Since the date of the financial statements referred to in sub-paragraph [(h)] above, there have been no material adverse changes in the Surviving Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Reorganizing Fund. For the purposes of this sub-paragraph [(i)], a decline in the NAV of the Surviving Fund shall not constitute a material adverse change.

j)
All federal and other tax returns and reports of the Surviving Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Surviving Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

k)
All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund (except as described in the registration statement on Form N-1A of the Surviving Fund Registrant). The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.

l)
Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, as of the closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.

m)
The information furnished by the Surviving Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents necessary in connection with the transactions contemplated herein is accurate and complete in all material respects.

n)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use

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in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided to the Reorganizing Fund Registrant or its service providers and/or agents in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o)
The Surviving Fund has qualified, elected and been eligible to be treated as a RIC under Sections 851 and 852 of the Code in respect of each taxable year since its commencement of operations; and qualifies and is treated and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its current taxable year.

p)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement (as defined in paragraph 5.7), and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

q)
The Surviving Fund, and the Surviving Fund Registrant with respect to the Surviving Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Surviving Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Surviving Fund, threatened against the Surviving Fund, or the Surviving Fund Registrant with respect to the Surviving Fund, that would question the right, power or capacity of (a) the Surviving Fund to conduct its business as conducted now or at any time in the past, or (b) the Surviving Fund Registrant’s ability to enter into this Agreement on behalf of the Surviving Fund or the Surviving Fund’s ability to consummate the transactions contemplated by this Agreement.

r)
As of the date hereof, except as previously disclosed to the Reorganizing Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Surviving Fund’s knowledge, there have been no material miscalculations of the NAV of the Surviving Fund or the NAV per share of any class or classes of Surviving Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

s)
The minute books and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement contain a true and complete record of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Surviving Fund, the Surviving Fund Registrant’s Board and committees of the Surviving Fund Registrant’s Board. The stock transfer ledgers and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Surviving Fund Shares.

t)
The Surviving Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.

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ARTICLE V
COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND
5.1     OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing
Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include portfolio turnover, changes to the portfolio necessary to transition the portfolio to the Surviving Fund, customary dividends, other dividends and distributions to shareholders contemplated herein and shareholder purchases and redemptions.
5.2 APPROVAL OF SHAREHOLDERS. The Reorganizing Fund Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
5.3     INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the
Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
5.4 ADDITIONAL INFORMATION. The Reorganizing Fund will provide reasonable assistance to the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares provided that the Reorganizing Fund will have no obligation to provide any information other than that contained on the books and records of the Reorganizing Fund’s transfer agent.
5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Surviving Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.
5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably mutually acceptable to the Surviving Fund and the Reorganizing Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund Registrant’s Treasurer.
5.7     PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY
STATEMENT. The Surviving Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus and statement of additional information of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement and any additional proxy and/or solicitation materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

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5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, if any, for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.
5.9 VALUATION MATTERS. Each of the Reorganizing Fund Registrant and the Surviving Fund Registrant covenants that it will provide prompt notice of any material changes to its respective valuation procedures, as approved by the Reorganizing Fund Registrant’s or the Surviving Fund Registrant’s Board, as applicable, prior to the Closing Date.
5.10 TAX FILINGS. The Reorganizing Fund (or the Reorganizing Fund Adviser on behalf of the Reorganizing Fund) shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Reorganizing Fund with respect to taxable years ending on or prior to the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.
5.11     TREATMENT AS REORGANIZATION. The Reorganizing Fund and the Surviving
Fund agree to treat the Reorganization as a “reorganization” under Section 368(a) of the Code and will file all tax returns consistent with such treatment. Neither the Reorganizing Fund nor the Surviving Fund will take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” under Section 368(a)(1) of the Code.
ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND
The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
The Surviving Fund Registrant, on behalf of the Surviving Fund, shall have performed in all materials respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Surviving Fund Registrant, on behalf of the Surviving Fund, on or before the Closing Date. All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund’s name by the Surviving Fund Registrant’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.
Any condition precedent contained in that certain Transaction Agreement, dated May 6, 2019, 2019, by and between the Reorganizing Fund Adviser and Federated (the “Transaction Agreement”), with respect to the consummation of the Reorganization in connection with the consummation of the transactions contemplated by such Transaction Agreement, shall have been and remain satisfied, and any right of a party thereto not to consummate this Reorganization shall not have been exercised, by the closing.

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ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND
The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, on or before the Closing Date. All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund’s name by the Reorganizing Fund Registrant’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.
The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund’s assets and liabilities, together with a list of the Reorganizing Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.
The conditions to closing in Section 9.02(i) of the Transaction Agreement, relating to certain contribution, reimbursement and other payment obligations in the Reorganizing Fund, shall have been satisfied by the Reorganizing Fund Adviser and/or PNC Bank, N.A. (“Parent”), or waived by Federated (and such contribution, reimbursement and other payment obligations satisfied by the Reorganizing Fund Adviser and/or Parent or Federated.)
Any other condition precedent contained in the Transaction Agreement, with respect to the consummation of the Reorganization in connection with the consummation of the transactions contemplated by such Transaction Agreement, shall have been and remain satisfied, and any right of a party thereto not to consummate this Reorganization shall not have been exercised, by the closing.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1 This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund Registrant’s Declaration of Trust and By-Laws. Reasonable evidence of such approval in the form of a secretary’s certificate shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.

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8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be pending or, to the knowledge of the Reorganizing Fund or the Surviving Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.
8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. The Registration Statement and Proxy Materials shall have been mailed to the shareholders of the Reorganizing Fund consistent with applicable law. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5 Any material differences between the prices of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures identified pursuant to paragraph 2.4 of this Agreement shall have been eliminated or otherwise resolved to the reasonable satisfaction of the parties.
8.6 The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:

a)
The transfer of all or substantially all of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution, liquidation and termination of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.

c)
No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.

d)	No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares.

e)
The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor

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were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.

f)
The tax basis of the Reorganizing Fund’s assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.

g)
The Surviving Fund will succeed to and take into account the items of Reorganizing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP may reasonably request (and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that K&L Gates LLP has not approved).. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.6.
ARTICLE IX
EXPENSES
The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Surviving Fund Adviser or its affiliates and/or the Reorganizing Fund Adviser or its affiliates will bear certain expenses associated with Reorganizing Fund’s and Surviving Fund’s participation in the Reorganization as agreed to between them. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage, printing and legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (c) solicitation and tabulation costs of the transaction; and (d) other related administrative or operational costs. The Surviving Fund shall bear expenses associated with the qualification of Surviving Fund Shares for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. All expenses paid by Surviving Fund will be solely and directly related to the Reorganization in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. All expenses will be paid directly by the party bearing such expenses to the relevant providers of service or other payees. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in Reorganizing Fund or Surviving Fund failing to qualify and be eligible for treatment as a RIC under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The Surviving Fund Registrant, on behalf of the Surviving Fund, and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the parties, and supersedes

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any prior representation, warranty, covenant, statement and/or understanding between the parties with respect to the Reorganization.
10.2 Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
This Agreement may be terminated by the mutual agreement of the Surviving Fund Registrant and the Reorganizing Fund Registrant. In addition, either the Surviving Fund Registrant or the Reorganizing Fund Registrant may at its option terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days or, if earlier, by the Closing Date;

b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c)
a determination by a party’s Board, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Reorganizing Fund Registrant or the Surviving Fund Registrant, respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, or their respective Trustees or their respective officers.
ARTICLE XII
AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the Surviving Fund Registrant, on behalf of the Surviving Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
ARTICLE XIII
NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Reorganizing Fund, [__________________________] or the Surviving Fund, 4000 Ericsson Drive, Warrendale, PA 15086-7561, Attn: Chief Legal Officer.

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ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.
This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
Notwithstanding the foregoing, following the Closing Date, no consent shall be required in respect of (a) the assignment and delegation of this Agreement by the Surviving Fund Adviser or the Reorganizing Fund Adviser to an acquirer of all or substantially all of the assets of such adviser who agrees in writing to be bound by all of the obligations of such adviser hereunder, (b) the merger of the Surviving Fund Adviser or the Reorganizing Fund Adviser with another person, provided the other person agrees in writing to be bound by all of the obligations of such adviser hereunder, or (c) the assignment and delegation of this Agreement by the Surviving Fund Adviser or Reorganizing Fund Adviser as a result of any sale to another person of securities issued by such adviser, provided the other person agrees in writing to be bound by all of the obligations of such party hereunder.
If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.
It is expressly agreed that the obligations of the Reorganizing Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Reorganizing Fund Registrant personally, but shall bind only the property of the Reorganizing Fund, as provided in the Declaration of Trust of the Reorganizing Fund Registrant. Moreover, no series of the Reorganizing Fund Registrant other than the Reorganizing Fund shall be responsible for the obligations of the Reorganizing Fund hereunder, and all persons shall look only to the assets of the Reorganizing Fund to satisfy the obligations of the Reorganizing Fund or Reorganizing Fund Registrant hereunder. The execution and delivery of this Agreement have been authorized by the Trustees of the Reorganizing Fund Registrant on behalf of the Reorganizing Fund and signed by authorized officers of the Reorganizing Fund Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Reorganizing Fund as provided in the Declaration of Trust of the Reorganizing Fund Registrant.
It is expressly agreed that the obligations of the Surviving Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Surviving Fund Registrant

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personally, but shall bind only the property of the Surviving Fund, as provided in the Declaration of Trust of the Surviving Fund Registrant. Moreover, no series of the Surviving Fund Registrant other than the Surviving Fund shall be responsible for the obligations of the Surviving Fund hereunder, and all persons shall look only to the assets of the Surviving Fund to satisfy the obligations of the Surviving Fund or Surviving Fund Registrant hereunder. The execution and delivery of this Agreement have been authorized by the Trustees of the Surviving Fund Registrant on behalf of the Surviving Fund and signed by authorized officers of the Surviving Fund Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Surviving Fund as provided in the Declaration of Trust of the Surviving Fund Registrant.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.
MONEY MARKET OBLIGATIONS TRUST on behalf of its portfolio,
[Buyer Fund]

By:                     Name:
Title:

PNC FUNDS
on behalf of its portfolio,
[Seller Fund]

By:                     Name:
Title:

Solely for purposes of Article IX

Federated Investment Management Company

By:                     Name:
Title:

Solely for purposes of Article IX

PNC Capital Advisors, LLC

By:                     Name:
Title:

EXHIBIT C-3
FORM OF FUND REORGANIZATION AGREEMENT
(Fluctuating NAV Fund Reorganizations)
The attached form of Fund Reorganization Agreement (Fluctuating NAV Fund Reorganizations) is incorporated herein by reference.

Exhibit C-3-1
114399-0014/143865664.11

FINAL FORM
AGREEMENT AND PLAN OF REORGANIZATION
(FLUCTUATING NAV FUND)

[SELLER FUND]

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of August, 2019, by and between [BUYER REGISTRANT], a [Maryland corporation] [Massachusetts business trust], with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund Registrant”), on behalf of its series, [BUYER FUND NAME] (the “Surviving Fund”), and PNC Funds, a Delaware statutory trust, with its principal place of business at [ ] (the “Reorganizing Fund Registrant”), on behalf of [SELLER FUND NAME] (“Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”). [Federated Investment Management Company][Federated MDTA LLC], a Delaware [statutory trust][limited liability company] (the “Surviving Fund Adviser”), joins this Agreement solely for purposes of Article IX, and PNC Capital Advisors, LLC (the “Reorganizing Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of Article IX.
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers [REORGANIZING FUND SHARE CLASSES] (the “Reorganizing Fund Shares”) in exchange solely for shares [SURVIVING FUND SHARE CLASSES], respectively), no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares ([SURVIVING FUND SHARE CLASSES]) to the holders of the outstanding shares of the Reorganizing Fund ([REORGANIZING FUND SHARE CLASSES], respectively), and (iii) the liquidation, dissolution and termination of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Surviving Fund and the Reorganizing Fund are separate series of the Surviving Fund Registrant and the Reorganizing Fund Registrant, respectively, the Surviving Fund Registrant and Reorganizing Fund Registrant are open-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;
WHEREAS, the [Surviving Fund and Reorganizing Fund][Funds] are authorized to issue their shares of [stock and beneficial interests, respectively][beneficial interests];
WHEREAS, the Trustees of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund [and that the interests of the existing shareholders of the Reorganizing Fund will not be diluted as a result of the Reorganization] [INCLUDE BRACKETED LANGUAGE FOR 17A-8 REORGANIZATION];
WHEREAS, the [Trustees][Directors] of the Surviving Fund Registrant have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund [and that the interests of the existing shareholders of the Surviving Fund will not be diluted as a result of the
Reorganization] [INCLUDE BRACKETED LANGUAGE FOR 17A-8 REORGANIZATION];
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

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ARTICLE I
TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING
FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND
1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional shares of each class of Surviving Fund Shares determined by multiplying (a) the outstanding shares of each class of the Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value (“NAV”) per share of such class of the Reorganizing Fund Shares computed in the manner as of the time and date set forth in paragraph 2.2 by (y) the NAV per share of the corresponding class of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2 . Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares, as detailed on the below table. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.
[REORGANIZATION SPECIFIC SHARE CLASS MAPPING TABLE TO BE INCLUDED]
1.2 ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, all cash (except as provided below), securities, commodities, interests in futures, dividends or interest receivable, and other assets (except as provided in the next sentence), owned by the Reorganizing Fund as of the Closing Date. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund.
The Reorganization is to occur on the Closing Date, which is expected to be on or after [ ], 2019. On the Closing Date, substantially all of the assets of the Reorganizing Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Reorganizing Fund liabilities recorded on the Reorganizing Fund’s books on or before the Closing Date) will be transferred to the Surviving Fund. In exchange for the transfer of these assets, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of full and fractional [SURVIVING FUND SHARE CLASSES], (as applicable) of the Surviving Fund equal in value to the aggregate NAV of the [REORGANIZING FUND SHARE CLASSES], respectively, of the Reorganizing Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.
The Reorganizing Fund may set aside cash up to an amount sufficient to satisfy its liabilities, which (along with deferred or prepaid expenses) would not be transferred to the Surviving Fund.
1.3 LIABILITIES TO BE DISCHARGED. The Reorganizing Fund shall discharge all of its known and quantifiable liabilities and other known obligations (including, without limitation, any trustee deferred compensation liability or any liabilities arising due to the termination of any Reorganizing Fund contract) prior to or as of the Closing Date. For the avoidance of doubt, the Surviving Fund shall not assume any liabilities or obligations of the Reorganizing Fund in connection with the Reorganization. Any liabilities or obligations not discharged by the Reorganizing Fund as of the Closing Date shall be assumed by the Reorganizing Fund Adviser as of the Closing Date.
1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record of each class of the Reorganizing Fund, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the shares of the corresponding class of Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously

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be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with the settlement of any securities transactions effected before, but not settled by, the Closing Date, with such settlements to be delivered to the Surviving Fund, or in connection with the Reorganizing Fund’s liquidation, dissolution and termination.
1.5 OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate NAV of the Reorganizing Fund Shares computed in the manner set forth in paragraph 2.2, to be distributed to Reorganizing Fund Shareholders.
1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time, as a condition of such issuance and transfer, shall be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.
1.7     REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing
Fund is and shall remain the responsibility of the Reorganizing Fund.
1.8 TERMINATION. The Reorganizing Fund shall be liquidated, dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4 and the completion of all of its regulatory obligations and filings.
1.9 BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date. Copies of the applicable books and records may be retained as required by applicable law or as necessary for the Reorganizing Fund or the Reorganizing Fund Adviser on behalf of the Reorganizing Fund to prepare and file tax returns pursuant to paragraph 5.10 of this Agreement, provided that the Reorganizing Fund maintains them in a secure and confidential manner and does not disclose them unless required by law (which, for the avoidance of doubt, shall include the Reorganizing Fund’s obligation to file tax returns).
1.10     OTHER REORGANIZATION-SPECIFIC ITEMS.
In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Surviving Fund Shares shall be waived with respect to the Reorganizing Fund Shareholder’s initial receipt of Surviving Fund Shares as part of the Reorganization.
[With respect to the Class A Shares of the Surviving Fund (“Relevant Surviving Fund Shares”) to be acquired by shareholders of the Reorganizing Fund’s [RELEVANT REORGANIZING FUND SHARE CLASS], in connection with the Reorganization, such a Reorganizing Fund Shareholder will be issued Relevant Surviving Fund Shares pursuant to the terms of this Agreement at NAV (without reduction for a sales charge). With respect to subsequent purchases of Relevant Surviving Fund Shares in the future, such future purchases of Relevant Surviving Fund Shares would be at NAV so long as: (1) such Reorganizing Fund Shareholder’s account opened on the books and records of the Surviving Fund as part of the Reorganization remains open and is held directly with the Surviving Fund’s Transfer Agent (and not through an intermediary) or (2) such future purchase otherwise qualifies for a sales load exception pursuant to the terms of the Surviving Fund’s prospectus (such as, for example, that the shares are purchased through a program offered by a financial intermediary that provides for the purchase of shares without imposition of a sales charge and where the financial intermediary has agreed not to receive a dealer reallowance on purchases under the program).]
[Any privileges granted to any Reorganizing Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Reorganizing Fund Shareholder opened on the books and records of the Surviving Fund as part of the Reorganization, and not to any existing account with the Surviving Fund or any other fund within the Federated Family of Funds or, unless otherwise specifically indicated herein, any other account opened by or on behalf of any Reorganizing
Fund Shareholder with the Surviving Fund or any other fund within the Federated Family of Funds.]

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ARTICLE II
VALUATION
2.1 VALUATION OF ASSETS. The value of the Reorganizing Fund’s assets to be acquired by the Surviving Fund hereunder shall be the value of such assets computed as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Surviving Fund Registrant’s [Articles of Incorporation][Declaration of Trust] and the Surviving Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be determined necessary prior to closing and mutually agreed upon by the parties (and approved by the respective Boards of [Directors][Trustees][Directors/Trustees] (“Board”) of the Surviving Fund Registrant and Reorganizing Fund Registrant).

2.2 VALUATION OF SHARES. The NAV per share of each class of Surviving Fund Shares shall be the NAV per share of such class of Surviving Fund Shares computed as of the closing on the Closing Date, using the valuation procedures set forth in the Surviving Fund Registrant’s [Articles of Incorporation][Declaration of Trust] and the Surviving Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be determined necessary prior to closing and mutually agreed upon by the parties (and approved by their respective Boards).
2.3 SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund’s assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.
2.4 DETERMINATION OF VALUE. All computations of value shall be made by [State Street Bank and Trust Company][Bank of New York Mellon], on behalf of the Surviving Fund and the Reorganizing Fund. The Reorganizing Fund Registrant and the Surviving Fund Registrant agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuations of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures.
ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE. The closing shall occur on or about [ ], 2019, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Investors, Inc. (“Federated”), 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree. The closing may be held in person, by facsimile, email or other communication means as the parties may agree.
3.2 CUSTODIAN’S CERTIFICATE. The Bank of New York Mellon, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver to the Surviving Fund and the Reorganizing Fund at the closing a certificate of an authorized officer of the Custodian stating that: (a) the Reorganizing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund as of the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.
3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business

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day after the day when trading is fully resumed and reporting is restored that is mutually acceptable to the parties.
3.4 TRANSFER AGENT’S CERTIFICATE. The Bank of New York Mellon, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of each class of outstanding Reorganizing Fund Shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company (and/or its service agent, DST Systems, Inc.), its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund’s account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, checks, assignments, treasurer, chief financial officer, president/vice president, secretary or other officer certificates, custodian and transfer agent instructions and certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel, may reasonably request.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund Registrant, on behalf of the Surviving Fund, as follows:

a)	The Reorganizing Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

b)
The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.

c)
The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Reorganizing Fund is not in violation of, and assuming shareholder approval of the Reorganization is obtained, the execution, delivery, and performance of this Agreement will not result in the violation of, any provision of the Reorganizing Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.

e)
The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts relating to the Reorganizing Fund, other than agreements necessary to fulfill the Reorganizing Fund’s responsibilities under paragraph 1.7, will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund). All such other agreements shall be terminated with respect to the Reorganizing Fund promptly after its responsibilities under paragraph 1.7 are discharged.

f)
Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or

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assets. Any such litigation, administrative proceeding or investigation of or before any court or governmental body, if adversely determined, would not materially and adversely affect the Reorganizing Fund’s financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. The Reorganizing Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)
The audited financial statements of the Reorganizing Fund as of May 31, 2019, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Reorganizing Fund’s assets as of the date of such statements, (copies of which have been furnished to the Surviving Fund) fairly reflect in all material respects the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.

h)
Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Surviving Fund. For the purposes of this sub-paragraph (h), a decline in the NAV of the Reorganizing Fund shall not constitute a material adverse change.

i)
As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund or the NAV per share of any class or classes of Reorganizing Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

j)
The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund, the Reorganizing Fund Registrant’s Board and committees of the Reorganizing Fund Registrant’s Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.

k)
The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.

l)
All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.

m)
All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in the registration statement on Form N-1A of the Reorganizing Fund Registrant) by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase

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any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.

n)
At the closing, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Delaware, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to the Surviving Fund.

o)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund other than shareholder approval as required by paragraph 5.2. Subject to approval by the Reorganizing Fund Shareholders and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

p)
The information furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents necessary in connection with the transactions contemplated herein is accurate and complete in all material respects.

q)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided to the Surviving Fund Registrant or its service providers and/or agents in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

r)
The Reorganizing Fund has qualified, elected and been eligible to be treated as a “regulated investment company” under Sections 851 and 852 of the Code (a “RIC”), in respect of each taxable year since its commencement of operations; and qualifies and is treated and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its taxable year ending upon the Closing Date.

s)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement (as defined in paragraph 5.7), and the filing of any articles, certificates or other documents that may be required under Delaware law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 5.2.

t)
The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the

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Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant’s ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund’s ability to consummate the transactions contemplated by this Agreement.
4.2 REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:

a)
The Surviving Fund is a legally designated, separate series of a [corporation][business trust] duly organized, and validly existing, [and in good standing] [INCLUDE VARIABLE FOR MD CORPORATIONS] under the laws of the [State of Maryland][Commonwealth of Massachusetts].

b)
The Surviving Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Surviving Fund Registrant’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.

c)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. Subject to approval by the Reorganizing Fund Shareholders and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

d)
The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

e)
The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, any provision of the Surviving Fund Registrant’s [Articles of Incorporation][Declaration of Trust] or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.

f)
Except as otherwise disclosed in writing to and accepted by the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, administrative proceeding or investigation of or before any court or governmental body if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

g)
The audited financial statements of the Surviving Fund as of [MOST RECENT FYE] and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Surviving Fund’s assets as of the date of such statements, (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.

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h)
[The unaudited financial statements of the Surviving Fund as of [MOST RECENT SEMIANNUAL REPORTING PERIOD END], and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Surviving Fund’s assets as of the date of such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.]

i)
Since the date of the financial statements referred to in sub-paragraph [(h)] above, there have been no material adverse changes in the Surviving Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Reorganizing Fund. For the purposes of this sub-paragraph [(i)], a decline in the NAV of the Surviving Fund shall not constitute a material adverse change.

j)
All federal and other tax returns and reports of the Surviving Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Surviving Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

k)
All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund (except as described in the registration statement on Form N-1A of the Surviving Fund Registrant). The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.

l)
Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, as of the closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.

m)
The information furnished by the Surviving Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents necessary in connection with the transactions contemplated herein is accurate and complete in all material respects.

n)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided to the Reorganizing Fund Registrant or its service providers and/or agents in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o)
The Surviving Fund has qualified, elected and been eligible to be treated as a RIC under Sections 851 and 852 of the Code in respect of each taxable year since its commencement of operations; and qualifies and is treated and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its current taxable year.

p)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or [Maryland][Massachusetts] law for the execution of this Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement (as defined in paragraph

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5.7), and the filing of any articles, certificates or other documents that may be required under [Maryland][Massachusetts] law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

q)
The Surviving Fund, and the Surviving Fund Registrant with respect to the Surviving Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Surviving Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Surviving Fund, threatened against the Surviving Fund, or the Surviving Fund Registrant with respect to the Surviving Fund, that would question the right, power or capacity of (a) the Surviving Fund to conduct its business as conducted now or at any time in the past, or (b) the Surviving Fund Registrant’s ability to enter into this Agreement on behalf of the Surviving Fund or the Surviving Fund’s ability to consummate the transactions contemplated by this Agreement.

r)
As of the date hereof, except as previously disclosed to the Reorganizing Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Surviving Fund’s knowledge, there have been no material miscalculations of the NAV of the Surviving Fund or the NAV per share of any class or classes of Surviving Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

s)
The minute books and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement contain a true and complete record of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Surviving Fund, the Surviving Fund Registrant’s Board and committees of the Surviving Fund Registrant’s Board. The stock transfer ledgers and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Surviving Fund Shares.

t)
The Surviving Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.

ARTICLE V
COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND
5.1     OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing
Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include portfolio turnover, changes to the portfolio necessary to transition the portfolio to the Surviving Fund, customary dividends, other dividends and distributions to shareholders contemplated herein, and shareholder purchases and redemptions.
5.2 APPROVAL OF SHAREHOLDERS. The Reorganizing Fund Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
5.3     INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the
Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
5.4 ADDITIONAL INFORMATION. The Reorganizing Fund will provide reasonable assistance to the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the

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beneficial ownership of the Reorganizing Fund Shares provided that the Reorganizing Fund will have no obligation to provide any information other than that contained on the books and records of the Reorganizing Fund’s transfer agent.
5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Surviving Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.
5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably mutually acceptable to the Surviving Fund and the Reorganizing Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund Registrant’s Treasurer.
5.7     PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY
STATEMENT. The Surviving Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus and statement of additional information of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registrant Statement and any additional proxy and/or solicitation materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.
5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, if any, for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.
5.9 VALUATION MATTERS. Each of the Reorganizing Fund Registrant and the Surviving Fund Registrant covenants that it will provide prompt notice of any material changes to its respective valuation procedures, as approved by the Reorganizing Fund Registrant’s or the Surviving Fund Registrant’s Board, as applicable, prior to the Closing Date.
5.10 TAX FILINGS. The Reorganizing Fund (or the Reorganizing Fund Adviser on behalf of the Reorganizing Fund) shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Reorganizing Fund with respect to taxable years ending on or prior to the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.
5.11     TREATMENT AS REORGANIZATION. The Reorganizing Fund and the Surviving
Fund agree to treat the Reorganization as a “reorganization” under Section 368(a) of the Code and will file all tax returns consistent with such treatment. Neither the Reorganizing Fund nor the Surviving Fund will take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” under Section 368(a)(1) of the Code.
ARTICLE VI

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CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND
The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
The Surviving Fund Registrant, on behalf of the Surviving Fund, shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Surviving Fund Registrant, on behalf of the Surviving Fund, on or before the Closing Date. All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund’s name by the Surviving Fund Registrant’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.
Any condition precedent contained in that certain Transaction Agreement, dated May 6, 2019, by and between the Reorganizing Fund Adviser and Federated (the “Transaction Agreement”), with respect to the consummation of the Reorganization in connection with the consummation of the transactions contemplated by such Transaction Agreement, shall have been and remain satisfied, and any right of a party thereto not to consummate this Reorganization shall not have been exercised, by the closing.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND
The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, on or before the Closing Date. All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund’s name by the Reorganizing Fund Registrant’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.
The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund’s assets and liabilities, together with a list of the Reorganizing Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.
Any condition precedent contained in the Transaction Agreement, with respect to the consummation of the Reorganization in connection with the consummation of the transactions contemplated by such Transaction Agreement, shall have been and remain satisfied, and any right of a party thereto not to consummate this Reorganization shall not have been exercised, by the closing.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND

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If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1 This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund Registrant’s Declaration of Trust and By-Laws. Reasonable evidence of such approval in the form of a secretary’s certificate shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.
8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be pending or, to the knowledge of the Reorganizing Fund or the Surviving Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.
8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. The Registration Statement and Proxy Materials shall have been mailed to the shareholders of the Reorganizing Fund consistent with applicable law. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5 Any material differences between the prices of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures identified pursuant to paragraph 2.4 of this Agreement shall have been eliminated or otherwise resolved to the reasonable satisfaction of the parties.
8.6 The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:

a)
The transfer of all or substantially all of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution, liquidation and termination of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.

c)
No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.

d)	No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares.

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e)
The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.

f)
The tax basis of the Reorganizing Fund’s assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.

g)
The Surviving Fund will succeed to and take into account the items of Reorganizing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP may reasonably request (and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that K&L Gates LLP has not approved). The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.6.
ARTICLE IX
EXPENSES
The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Surviving Fund Adviser or its affiliates and/or the Reorganizing Fund Adviser or its affiliates will bear certain expenses associated with Reorganizing Fund’s and Surviving Fund’s participation in the Reorganization as agreed to between them. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage, printing and legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (c) solicitation and tabulation costs of the transaction; and (d) other related administrative or operational costs. The Surviving Fund shall bear expenses associated with the qualification of Surviving Fund Shares for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. All expenses paid by Surviving Fund will be solely and directly related to the Reorganization in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. All expenses will be paid directly by the party bearing such expenses to the relevant providers of service or other payees. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in Reorganizing Fund or Surviving Fund failing to qualify and be eligible for treatment as a RIC under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The Surviving Fund Registrant, on behalf of the Surviving Fund, and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party (and each

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party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the parties, and supersedes any prior representation, warranty, covenant, statement and/or understanding between the parties with respect to the Reorganization.
10.2 Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
This Agreement may be terminated by the mutual agreement of the Surviving Fund Registrant and the Reorganizing Fund Registrant. In addition, either the Surviving Fund Registrant or the Reorganizing Fund Registrant may at its option terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days or, if earlier, by the Closing Date;

b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c)
a determination by a party’s Board, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Reorganizing Fund Registrant or the Surviving Fund Registrant, respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, or their respective [Directors][Trustees][Directors/Trustees] or their respective officers.
ARTICLE XII
AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the Surviving Fund Registrant, on behalf of the Surviving Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
ARTICLE XIII
NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Reorganizing Fund, [__________________________] or the Surviving Fund, 4000 Ericsson Drive, Warrendale, PA 15086-7561, Attn: Chief Legal Officer.

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ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.
This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
Notwithstanding the foregoing, following the Closing Date, no consent shall be required in respect of (a) the assignment and delegation of this Agreement by the Surviving Fund Adviser or the Reorganizing Fund Adviser to an acquirer of all or substantially all of the assets of such adviser who agrees in writing to be bound by all of the obligations of such adviser hereunder, (b) the merger of the Surviving Fund Adviser or the Reorganizing Fund Adviser with another person, provided the other person agrees in writing to be bound by all of the obligations of such adviser hereunder, or (c) the assignment and delegation of this Agreement by the Surviving Fund Adviser or Reorganizing Fund Adviser as a result of any sale to another person of securities issued by such adviser, provided the other person agrees in writing to be bound by all of the obligations of such party hereunder.
If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.
It is expressly agreed that the obligations of the Reorganizing Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Reorganizing Fund Registrant personally, but shall bind only the property of the Reorganizing Fund, as provided in the Declaration of Trust of the Reorganizing Fund Registrant. Moreover, no series of the Reorganizing Fund Registrant other than the Reorganizing Fund shall be responsible for the obligations of the Reorganizing Fund hereunder, and all persons shall look only to the assets of the Reorganizing Fund to satisfy the obligations of the Reorganizing Fund or Reorganizing Fund Registrant hereunder. The execution and delivery of this Agreement have been authorized by the Trustees of the Reorganizing Fund Registrant on behalf of the Reorganizing Fund and signed by authorized officers of the Reorganizing Fund Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Reorganizing Fund as provided in the Declaration of Trust of the Reorganizing Fund Registrant.
It is expressly agreed that the obligations of the Surviving Fund hereunder shall not be binding upon any of the [Directors][Trustees], shareholders, nominees, officers, agents, or employees of the Surviving Fund Registrant personally, but shall bind only the property of the Surviving Fund, as provided in the [Articles of Incorporation][Declaration of Trust] of the Surviving Fund Registrant. Moreover, no series of the Surviving Fund Registrant other than the Surviving Fund shall be responsible for the obligations of the Surviving Fund hereunder, and all persons shall look only to the assets of the Surviving Fund to satisfy the obligations of the Surviving Fund or Surviving Fund Registrant hereunder. The execution and delivery of this Agreement have been authorized by the [Directors][Trustees] of the Surviving Fund Registrant on behalf of the Surviving Fund

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and signed by authorized officers of the Surviving Fund Registrant, acting as such. Neither the authorization by such [Directors][Trustees] nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Surviving Fund as provided in the [Articles of Incorporation][Declaration of Trust] of the Surviving Fund Registrant.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.
[BUYER REGISTRANT]
on behalf of its portfolio,
[Buyer Fund]

By:                     Name:
Title:

PNC FUNDS
on behalf of its portfolio,
[Seller Fund]

By:                     Name:
Title:

Solely for purposes of Article IX

[Federated Investment Management Company][Federated MDTA LLC]

By:                     Name:
Title:

Solely for purposes of Article IX

PNC Capital Advisors, LLC

By:                     Name:
Title:

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